UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-10303


                                  Buffalo Funds
               (Exact name of registrant as specified in charter)



                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
               (Address of principal executive offices) (Zip code)



                                 Kent W. Gasaway
                               5420 W. 61st Place
                            Shawnee Mission, KS 66205
                     (Name and address of agent for service)



                                 (913) 384-1513
               Registrant's telephone number, including area code



Date of fiscal year end: March 31, 2009


Date of reporting period: September 30, 2008

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)






                               SEMI-ANNUAL REPORT




                               [graphic omitted]








                                                                   BUFFALO FUNDS
                                                              SEPTEMBER 30, 2008


--------------------------------------------------------------------------------

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------


         As of this writing, it appears that the United States is well into a recession while the rest of the world is Ajust getting started. Credit markets are not functioning properly, equity markets are tumbling and governments around the world are throwing every possible resource at the problem. This is clearly the largest financial crisis of our generation. That being said, it is also important to acknowledge that the policy response has been astounding. In aggregate, it adds up to more stimulus than the U.S. economy has ever seen in such a short period of time.

         So far, the stock market, as represented by the S&P 500 Index, has witnessed its fourth worst decline relative to prior recessionary periods over the last eighty years. History tells us that recessions associated with a credit crisis have tended to be severe. Given the fourth worst market decline since the late 1920's, we think the market has already placed its vote on the general severity of this period's economic decline. History also tells us that the duration of stock market downturns associated with a credit crisis have tended to last about a year on average. We note that the S&P 500 Index peaked in October of last year.

         During this challenging time we have continued to invest in what we believe are well managed, financially strong growth companies that should have the capability to weather the storm, and come out the other side in a strong competitive position. Currently, mutual funds, banks, hedge funds and brokers are deleveraging and being forced to sell securities without regard to their valuation or long-term outlook. This is creating some tremendous bargains. Eventually this selling will dissipate. History and common sense tell us buyers should then emerge. They always have.

         We do not fear lower prices for the companies in our universe that are, in our opinion soundly managed, well capitalized, and positioned to deliver products and services that the market should reward over the long term. We remain committed to investing for the long term and believe that valuations of the companies in our portfolio are attractive relative to history and our estimate of intrinsic value.

         Our growth-oriented equity funds employ a strategy that looks for companies that we believe are positioned to benefit from positive, fundamental long-term trends (demographic, technological, etc). We perform in-depth fundamental research on these companies while looking for proven management teams, strong revenue growth, little or no debt, consistent free cash flow, high profit margins, and a potential competitive advantage. Once we can buy an identified company at or below our target price we maintain a long-term outlook, with the objective of holding our companies for 3 - 5 years.

         The strategy is to always be looking for quality companies whose stock has been negatively impacted by short-term events or when long-term prospects are underappreciated. We certainly feel that we're in an environment to do just that. We continue to monitor each of our holdings, concentrating the portfolios on the stocks that most closely fit our investment criteria, holding the companies with the better characteristics, more experienced management teams, less debt and what we feel are greater long-term prospects.

         Historically a typical cycle usually sees better performance out of consumer, technology and financial stocks when things turn, and our growth portfolios are positioned as such. We will not buy or own companies that require heroic assumptions or expectations on behalf of the consumer or the economy, but at the same time we are positioned offensively. The portfolios are focused on companies that should be able to maintain balance sheet protection, free cash flow and earnings growth potential. Most of our Funds are more concentrated than they have been since the last economic cycle, as we prioritize each Fund's holdings by quality, conviction level and valuation.

         We own companies that we expect to maintain and even grow their market share during this downturn. We don't know where the bottom of this market is, but we are buying and holding companies that we believe have the ability to make it through difficult times and still have growth potential coming out the other side.

         We are grateful for your trust in us. We remain committed to investing for the long term, and appreciate your long term commitment to the Funds.


Sincerely,

/s/ KENT W. GASAWAY
-------------------
Kent W. Gasaway
President, Buffalo Funds


PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. MUTUAL FUND INVESTING INVOLVES RISK; LOSS OF PRINCIPAL IS POSSIBLE. Please see the following Semi-Annual Report for the Funds' holdings information.

--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW (UNAUDITED)

         The BUFFALO BALANCED FUND outperformed its benchmark (the weighted average of 60% of the S&P 500 Index and 40% of the Merrill Lynch High Yield Master Index) on a relative basis for the six months ended 9/30/08, returning a negative 6.30% vs. the benchmark's negative 9.63%. The Balanced Fund also strongly out- performed the benchmark for the 1-, 3-, 5-, and 10-year periods.

         The Fund is actively managed with the goal of providing consistent increasing income plus capital appreciation, investing in a combination of stocks and bonds. The majority of equities chosen for this Fund are income and/or value oriented. The Fund looks for equities of companies that have increased their dividend at least every other year. We buy companies that appear to have good cash flows, stock repurchases and historically rising earnings. We look for shareholder friendliness and integrity of management. On the fixed income side, the Fund invests in convertible bonds, convertible preferred and high-yield bonds. The Fund buys mostly unsecured, high yield bonds with S&P ratings of BBB or lower, feeling that our research team's depth, experience and expertise can add value in that area. According to S&P, "An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

         The equity portion of the Fund was down less than the equity market in general, due to positive stock selection in nearly all sectors. Sector allocation also worked in the Fund's favor.

         The Fund is overweighted the energy sector, which has been very volatile for some time. As we have said in past communications, the Fund's overweighting in energy reflects our belief that dividends will likely continue to be increased. The valuations of these companies never reflected oil prices when they reached their peak, and now appear undervalued relative to current oil prices. Many of these companies remain in very strong financial positions, and if oil prices bottom in the $60 - $70 range as we believe they will, valuations remain compelling. Stock selection in the energy sector was positive, and as a group the Fund's energy holdings declined less than those in the benchmark.

         Our corporate and convertible bond holdings performed slightly better than high yield bonds in general. We feel the portfolio is well diversified across industry segments with only the consumer discretionary sector having a weighting of more than 10%.

         We continue to maintain our discipline toward security selection. Our corporate bond emphasis is on companies with, in our opinion, improving credit quality, manage- able leverage, and adequate liquidity. With the ongoing economic slowdown and turmoil in the credit markets we are diligently monitoring our existing holdings. We continue to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts, feeling that there could be severe problems with many of these investments in a decelerating economy. Within the convertible segment, our strategy is similar to most of our equity portfolios at the Buffalo Funds, where we look for companies that may benefit from long-term trends.

         We continue to monitor our cash position to maintain liquidity in the current environment. With bond spreads at record highs, there are numerous buying opportunities. We are selectively allocating capital to ideas we feel offer the best prospects. Our portfolio is well-diversified with high-quality companies that have what we believe to be manageable leverage, are positioned to generate relatively stable cash flows, and have adequate liquidity in the current environment.

         The Fund remains well positioned, having generated high current income in an environment when interest rates are quite low, which helps buffer price volatility. The Fund's favorable current allocation between stocks and bonds and within various sectors remains favorable for weathering a tough market and weak economy.

         The BUFFALO HIGH YIELD FUND outperformed the Lipper High Yield Bond Funds Index for the six months ended 9/30/08 by 407 basis points* (-3.78% vs. -7.85%). The favorable relative performance reflects our emphasis on quality single B corporates that for the most part held up relatively well during the turmoil in the broader high yield market, selling bonds at attractive levels, and our convertible holdings rebounding to deliver a net positive performance.

         The breakdown of the portfolio across the fixed income sectors continued to remain approximately 78% corporate bonds, 18% convertibles, 2% preferred, and 1% cash. In terms of credit quality, our corporate bonds are primarily rated (62%) single B by the rating agencies.** The portfolio is diversified across industry segments with only two sectors (commercial services & supplies and hotels & leisure) having a weighting of more than 10%.

         We continue to maintain our discipline toward security selection. Our corporate bond emphasis is on companies with, in our opinion, improving credit quality, manageable leverage, and adequate liquidity. With the ongoing economic slowdown and turmoil in the credit

--------------------------------------------------------------------------------

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------
                                   (CONTINUED)

markets we are diligently monitoring our existing holdings. We continue to stay away from emerging market bonds, collateralized debt obligations, and most bonds issued in connection with leveraged buyouts, feeling that there could be severe problems with many of these investments in a decelerating economy. Within the convertible segment, our strategy is similar to most of our equity portfolios at the Buffalo Funds, where we look for companies that we expect to benefit from long-term trends.

         We continue to monitor our cash position in an effort to maintain liquidity in the current environment. With bond spreads at record highs, we have numerous buying ideas and are selectively allocating capital to investments that we feel offer the best prospects. We will maintain our strategy to invest in high-quality bond issues with yields that we believe offer a favorable risk/reward tradeoff.

         It has been a rough time for all stocks, with indices around the globe offering few places to hide. For the six month period ended September 30, 2008, the BUFFALO INTERNATIONAL FUND was down 20.55% in line with the 22.35% and 22.79% delivered by the MSCI EAFE and MSCI All Country World ex USA Indices, respectively; our two primary benchmarks.

         Major issues of a deteriorating U.S. economy marked by negative real growth and high inflation and instability within the banking sector have spread fear throughout the world. What started last fall as a potential slowdown in the U.S. economy has reverberated throughout the world credit markets and has focused investors' attention on the potential for a global economic slowdown. There has been a slow realization that while the U.S. may be well into its recession, the rest of the world could just be getting started.

         As global markets focused on the credit crisis and a slowdown in economic growth, individual stock selection, rather than geographic or sector weightings, seems to have had the most impact on performance, both positively and negatively. Relative strength was noteworthy in Bank Sarasin -- a Swiss private bank, AMBEV -- a Brazilian beverage company and SAP -- a German software provider.

         Detractors in performance for the period included SGL Carbon -- a German maker of carbon fiber and graphite anodes, Nippon Electric Glass -- a Japanese manufacturer of specialty glass used in LCD televisions and monitors, and Wacker Chemie -- a German manufacturer of silicon wafers used in semiconductors and solar panels.

         Interest rate policies have become more coordinated among G7 nations and the dollar has rebounded against the Euro. In addition, there has been a flight to safety which has further strengthened the U.S. dollar. We are changing our outlook on the dollar as it has more than surpassed our relative strength expectations. Going forward we believe the dollar will begin to react to disparities in changing monetary bases around the globe as the world shifts from a focus on price changes driven by perceived underlying supply/demand imbalances to a focus on price changes brought about by monetary and fiscal actions. Against emerging market currencies, our view remains consistent that the U.S. dollar could weaken over the long-term.

         Because of the declines in prices around the globe there are more stocks coming up on our valuation related screens and we have continued to spend our cash opportunistically. We expect international markets to continue to be volatile, primarily due to continued unwinding of positions by hedge funds and others as the spell of financially engineered profit evaporates and markets begin to place an emphasis on unlevered returns. Our longer-term view is quite favorable for growth around the globe as disparities in standards of living continue to lessen. Given our long-term strategy focused on secular growth, we attempt to take advantage of down markets as a time to put cash to work at what we feel may be increasingly more attractive stock prices.

         We continue to maintain our discipline toward individual security selection with an emphasis on secular growth opportunities. We do not base our stock selections on benchmark weightings of sectors or countries, but on our perceptions of the risk adjusted return potential of individual companies. We continue to look for interesting opportunities and we wake-up asking ourselves, "Where is the best place in the world to invest today?"

         The BUFFALO JAYHAWK CHINA FUND was down 30.17% in the six months ended 9/30/08. The S&P Hong Kong GEM Index, which most closely correlates with the type of holdings found in the Buffalo Jayhawk China Fund, was down 34.04%.

         It has been a painful time for markets around the world. Investors are hard pressed to find positive news amid poor economic reports, ever tightening credit markets, and fears of additional write downs at financial institutions. In addition, the ripple effects from the massive deleveraging of hedge funds and financial institutions are causing unprecedented volatility in markets around the world.

         On a macroeconomic level, it is a great time to take a fresh look at the prospects for China's economy. While many countries are looking at a potential recession in the near term, China maintains the prospects of 9% GDP growth, an appreciating currency to help protect against

--------------------------------------------------------------------------------
4
inflation, and a government willing to adjust price controls and tariffs to keep the economy moving forward. In addition, significantly lower leverage levels in Chinese financial institutions should help control some of the Chinese markets volatility going forward.

         In this challenging macroeconomic environment, the Fund continues to focus on companies generating significant cash that are trading at what we feel are attractive valuations. We have historically seen small capitalization Chinese companies as the best opportunity to invest at extremely low valuations, and these companies continue to make up a significant portion of our portfolio. At the same time, many larger capital- ization companies have lost over 50% in market value from their 2007 highs, and the low valuations of some of what are arguably the best companies in the world such as China Mobile and Sinopec cannot be ignored. These companies are the leaders in major industries in one of the fastest growing economies in the world. Their current valuations do not represent what we believe is anywhere close to fair value.

         We continue to see opportunities in China and believe this is the time to have an appropriate allocation to this emerging market.

         In the six months ended 9/30/2008, BUFFALO LARGE CAP FUND declined 13.01% while the Russell 1000 Growth Index depreciated 11.23%. Our underper-formance versus the Russell 1000 Growth Index in the period was to a large extent due to stock selection within information technology, consumer discretionary and consumer staples. Nevertheless our underweighting of the energy and industrials sectors and our overweighting of the healthcare sector had a positive impact on the six month performance.

         Our top contributing stock was generic pharmaceutical company, Barr Laboratories (also discussed in the Mid Cap comments). Schering Plough also performed well after dropping earlier in the year in response to an overly pessimistic outlook for Vytorin, a drug to treat high cholesterol. Two holdings that detracted from our performance were Corning and Morgan Stanley. Weak expectations regarding holiday sales of flat panel televisions have led manufactures to cut production schedules resulting in decreased unit demand and pricing for Corning's glass. Morgan Stanley's stock performance declined on concerns regarding short-term funding issues and capital adequacy; the Fund no longer owns the company.

         Other liquidations included Marriott International, Starwood Hotels and CVS Caremark. We are negative on the hotel industry; we believe industry forecasts are too aggressive, the industry could have overcapacity in this weak economic environment and we have concerns about write offs for the vacation ownership/time share segments. We sold CVS Caremark as we became cautious regarding management's aggressive acquisition strategy and because we had concerns over synergies between the retail pharmacy and pharmaceutical benefits businesses.

         In the BUFFALO MICRO CAP FUND, the past two quarters have been in stark contrast to one another. In the Fund's first fiscal quarter (4/1/08-6/30/08) the concept of global growth continued to permeate the market, thus the sectors most closely aligned with this theme -- energy, materials and industrials -- performed strongly. The Fund's lack of exposure to these areas caused meaningful underperformance. However, the second quarter witnessed an almost complete reversal of this movement, which provided a substantial relative benefit to the Fund. In terms of performance for the six months ended 9/30/08, the Buffalo Micro Cap Fund fell 6.75% compared to a decline of 0.54% for the Russell 2000 Index and a drop of 5.74% for the Russell Microcap Growth Index.

         On a sector basis, the Fund was most negatively impacted by its underweight position in healthcare and poor stock selection within this group. Technology was another area that was a drag on performance. The Fund is slightly overweight in this sector and individual stock performance was weak relative to the benchmark. Consumer discretionary holdings, the Fund's largest sector, were a slight drag as well given the weakening consumer environment. On the positive side, the Fund's overweight position in financials benefited performance the most by rising just over 6.5%. Lastly, the Fund benefited from its lack of exposure to energy and telecomm, which posted negative performance for the six months ended 9/30/08.

         Individual names that positively impacted perfor- mance include software provider, Packeteer, which was bought out by Blue Coat Systems, financial services firm, Stifel Financial Corporation and technical education provider, Universal Technical Institute. Deltek Inc., a provider of project-based business management software, Cache Inc., a women's retailer, and MarineMax Inc., a seller of recreational boats were the three biggest detractors from performance.

         The BUFFALO MID CAP FUND was a relative outper- former, down 6.87% in the six months ended 9/30/08 while the Russell Midcap Growth Index was down 13.93%. The outperformance was primarily driven by our stock selection. Our consumer discretionary sector performed very well, not owning energy, materials and commodity related companies was a benefit, and our healthcare overexposure was also positive, although a number of those stocks underperformed due to our discretionary consumer orientation in that sector.

--------------------------------------------------------------------------------

                           MESSAGE TO OUR SHAREHOLDERS
                                   (UNAUDITED)
--------------------------------------------------------------------------------
                                   (CONTINUED)

         Two outstanding performers included Barr Pharmaceuticals and PetSmart. Teva, the largest global generic pharmaceutical company, announced plans to acquire Barr. We expect the acquisition to close in the fourth quarter of calendar 2008. PetSmart has continued to execute in a very difficult environment and continued to show positive comparable store numbers. At the same time the company lowered their capital spending budget in response to the difficult economic environment and the stock has reacted positively. The detractors in the Fund included Neustar, a telecommunications network infrastructure company. We're still positive on the long- term fundamentals of the company and continue to view it very favorably. Abercrombie & Fitch was another detractor. Although they've generated some negative comparable numbers and the stock has sold off, they're still a very financially strong company with not only good growth domestically, but one of the few retailers we believe can grow internationally. They have now begun to invest and open stores in international markets.

         The BUFFALO SCIENCE AND TECHNOLOGY FUND declined 5.33% in the six months ended 9/30/08 while the NASDAQ Composite Index declined 8.21%. In general, companies within the portfolio that were smaller capitalization, were capital or fixed-cost intensive and/ or exposed to discretionary spending underperformed while those that were larger capitalization, less capital intensive and/or exposed to non-discretionary or recurring revenues fared better.

         We do not fear lower prices for the companies in our universe that are, in our opinion soundly managed, well capitalized, and positioned to deliver products and services that the market should reward over the long term. We remain committed to investing for the long term and believe that valuations of the companies in our portfolio are attractive relative to history and our estimation of intrinsic value. During economic downturns emphasis on productivity and innovation helps drive the recovery and this is where we feel our companies are squarely positioned.

         The Fund ended the period with 61% invested in the technology and services sector and 36% invested in healthcare. We define technology as the application of knowledge to solve problems, increase productivity and improve life. This broader definition of technology (beyond information technology) helped cushion the fund; our overweight in healthcare provided the greatest contribution during the period. Our underweight in energy and materials and good stock selection in information technology also contributed to our outperformance. The biggest detractor was our lack of exposure in the financial sector. This sector, which is 9% of the NASDAQ Composite Index, performed significantly better than the index as a whole. Despite having no exposure to financials, we were still able to beat the benchmark.

         Laggards were Corning Inc., Yahoo and eBay. Corning's revenue and earnings growth was revised down due to weakening demand for LCD glass substrates and a flat panel display inventory correction. Yahoo and eBay met headwinds as did most companies exposed to the consumer.

         Pessimism abounds as we await the degree of economic softening associated with the ongoing credit crisis. While we expect the impact to the overall economy to sort itself out in the next few quarters and expect market volatility to continue in the near term as growth resets to more pessimistic expectations, we are enthusiastic about the future of the Buffalo Science and Technology Fund. Our emphasis on secular growth, good value and diversity across the innovation based industries should provide stability to the portfolio in uncertain economic periods. Our investment process positions us in well managed and financially sound companies that we feel are well positioned to benefit from solid underlying growth trends regardless of the state of the economy.

         The BUFFALO SMALL CAP FUND was up 1.32% in the six month period ended 9/30/08, while the Russell 2000 Growth Index was down 2.83%. The portfolio's consumer discretionary holdings were the primary drivers of the outperformance. Most of our sector allocation was positive for the portfolio, including our avoidance of energy and commodity related holdings. Our stock selection was positive in industrials because we own business services rather than typical industrials. Our healthcare exposure detracted from performance due to the private pay (out of pocket) nature of our healthcare holdings. Consumers have been deferring more discretionary procedures.

         Top performers included a number of consumer hold- ings, including Corinthian Colleges, ITT Educational, Oxford Industries, Coldwater Creek and Panera Bread. Corinthian and ITT are a few of the counter-cyclical holdings in the portfolio, and moved up as student funding issues have been somewhat resolved. Oxford Industries, known for their Tommy Bahama brand, experienced a rebound after being oversold. Coldwater Creek keeps executing in a difficult environment; although they are generating negative comparable store sales, Coldwater continues to lower inventory levels and build cash on their balance sheet. Panera Bread, even though it has been hurt by commodity prices, has continued to show positive comparable store numbers.

         Several financial holdings performed well, including PrivateBancorp and Raymond James. Relatively speak-

--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------

ing, many of our financial holdings haven't experienced the same problems that financials in general have.

         Detractors included several medical stocks, including Medicis Pharmaceutical, Mentor and Amylin. Medicis and Mentor are healthcare providers that are more geared toward the consumer with private pay, and Amylin is suffering from market concerns regarding their diabetes drug, Byetta, which we believe are overstated.

         WMS, one of our largest holdings, was also down. WMS has continued to do well as a company but their customer base, casinos, has started to struggle. Although WMS continues to take market share and perform well, and their earnings have been fine, the stock has pulled back as investors are concerned about the health of their customers. We are still positive on the company and it remains one of our largest positions.

         Technology has been weak on increased concerns that corporate capital spending on information technology would decline as companies become more cautious in their economic outlook.

         We actively managed the risk in the portfolio, reducing weightings where necessary; increasing positions in areas we had the strongest convictions.

         The BUFFALO USA GLOBAL FUND outperformed the Russell 3000 Growth Index by a wide margin for the six months ended 9/30/08. The Fund was down 2.58%, compared to the negative index return of 10.61%. Relative to the Russell 3000 Growth Index, during the six months we were underweighted in energy and financials and overweighted in information technology. Our underweight position in energy and good stock selection in information technology, financials, and industrials attributed to the majority of the outperformance to the index. In addition, the Fund's performance was buffered by the cash balance averaging greater than 8% during the six months.

         Our cash balance in the portfolio peaked in the mid-teens as we waited for valuations to become more reasonable in certain markets that would be beneficiaries of our long-term trends. We believed that sectors in which we were significantly underweighted, like energy, industrials, and materials, were not yet discounting a slowdown that we felt might transpire over the near to intermediate term. The fear that gripped the markets fueled negative sentiment, in our opinion, to irrational levels given the long-term fundamental growth potential for companies to benefit from the emerging middle class and developing international markets. Because we believe calling the bottom in a market driven by fear is futile, we continue to let bottom-up stock selection, focusing on good companies priced at attractive valuations, drive our portfolio construction and sector allocations.

         One of our positive contributors was Varian Medical Systems (VAR). VAR has benefited from a larger-than-anticipated uptake in new orders for its RapidArc product, which delivers radiation treatment for cancer patients in two minutes or less. Detractors were Halliburton (HAL) and Schlumberger (SLB), two leading oilfield services companies that were negatively impacted by the fall in commodity prices.

         The Buffalo USA Global Fund invests only in U.S. based companies that receive at least 40% of their sales or income from international sources. We believe that growth opportunities will continue to be more abundant outside the U.S. over the next several years, as developing and emerging countries continue to develop their economies. We seek well positioned and well managed companies that stand to potentially benefit from international expansion and emerging markets growth. The Buffalo USA Global Fund is designed for investors that want to participate in global expansion but who prefer to invest in U.S. companies.

Sincerely,


/S/ JOHN C. KORNITZER                     /S/ KENT W. GASAWAY
----------------------                   -------------------
John C. Kornitzer                         Kent W. Gasaway
President                                 Sr. Vice President


/S/ ROBERT MALE                           /S/ GRANT P. SARRIS
----------------                          -------------------
Robert Male                               Grant P. Sarris
Sr. Vice President                        Sr. Vice President


/S/ WILLIAM J. KORNITZER III
-----------------------------
William J. Kornitzer III
Sr. Vice President


* Basis Point = One hundredth of a percentage point (0.01%). Basis points are often used to measure changes in or differences between yields on fixed income securities, since these often change by very small amounts.

** According to S&P, an obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

--------------------------------------------------------------------------------

                               INVESTMENT RESULTS

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 2008 (UNAUDITED)
                                                                                                     AVERAGE ANNUAL
                                                                                 ---------------------------------------------
                                                        GROSS EXPENSE   SIX                                           SINCE
                                                            RATIO*     MONTHS    ONE YEAR   FIVE YEARS   TEN YEARS   INCEPTION
------------------------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND (INCEPTION DATE 8/12/94) ............  1.02%    - 6.30%     -11.40%      8.15%      5.63%        6.95%
S&P 500 Index .............................................  N/A      -10.87%     -21.98%      5.17%      3.06%        8.70%
S&P 500 Index & Merrill Lynch High Yield
  Master Index Weighted Average** .........................  N/A      - 9.63%     -17.91%      4.85%      3.84%        7.98%
Lipper Balanced Funds Index ...............................  N/A      - 9.36%     -15.11%      4.78%      4.20%        7.06%

BUFFALO HIGH YIELD FUND (INCEPTION DATE 5/19/95) ..........  1.02%    - 3.78%     -7.30%       3.32%      5.20%        6.76%
Merrill Lynch High Yield Master Index .....................  N/A      - 7.85%     -11.62%      4.22%      4.54%        5.81%
Lipper High Yield Bond Funds Index ........................  N/A      - 7.13%     -11.45%      3.96%      3.15%        4.54%

BUFFALO INTERNATIONAL FUND (INCEPTION DATE 9/28/07) .......  1.25%    -20.55%     -25.65%       N/A       N/A        -25.44%
MSCI EAFE Index ...........................................  N/A      -22.35%     -30.50%       N/A       N/A        -30.37%
MSCI AC WORLD Index Ex USA ................................  N/A      -22.79%     -30.32%       N/A       N/A        -30.18%
Lipper International Fund Index ...........................  N/A      -21.10%     -29.24%       N/A       N/A        -29.11%

BUFFALO JAYHAWK CHINA FUND (INCEPTION DATE 12/18/06)         1.80%    -30.17%     -49.91%       N/A       N/A        -17.97%
MSCI China Free Index                                        N/A      -27.81%     -46.92%       N/A       N/A        - 0.21%
S&P Hong Kong GEM Index                                      N/A      -34.04%     -63.22%       N/A       N/A        -42.57%

BUFFALO LARGE CAP FUND (INCEPTION DATE 5/19/95) ...........  1.05%    -13.01%     -24.83%      2.22%      3.60%        7.43%
Russell 1000 Growth Index .................................  N/A      -11.23%     -20.88%      3.74%      0.59%        6.29%
S&P 500 Index .............................................  N/A      -10.87%     -21.98%      5.17%      3.06%        8.09%
Lipper Large-Cap Growth Fund Index ........................  N/A      -13.42%     -22.91%      3.33%      0.16%        5.46%

BUFFALO MICRO CAP FUND (INCEPTION DATE 5/21/04) ...........  1.49%    - 6.75%     -34.00%       N/A       N/A         -1.96%
Russell Microcap Growth Index .............................  N/A      - 5.74%     -26.41%       N/A       N/A         -0.26%
Russell 2000 Index ........................................  N/A      - 0.54%     -14.48%       N/A       N/A          6.45%
Lipper Micro-Cap Funds Index ..............................  N/A      - 8.06%     -24.94%       N/A       N/A          2.68%

BUFFALO MID CAP FUND (INCEPTION DATE 12/17/01) ............  1.01%    - 6.87%     -25.56%      6.51%      N/A          4.59%
Russell Midcap Growth Index ...............................  N/A      -13.93%     -24.65%      6.53%      N/A          3.76%
S&P Midcap 400 Index ......................................  N/A      - 6.03%     -16.68%      8.65%      N/A          7.05%
Lipper Mid-Cap Growth Funds Index .........................  N/A      -13.02%     -24.16%      7.23%      N/A          3.49%

BUFFALO SCIENCE & TECHNOLOGY FUND (INCEPTION DATE 4/16/01)   1.02%    - 5.33%     -25.26%      6.54%      N/A          2.61%
NASDAQ Composite Index ....................................  N/A      - 8.21%     -22.57%      3.20%      N/A          1.23%
S&P 500 Index .............................................  N/A      -10.87%     -21.98%      5.17%      N/A          1.65%
Lipper Science & Technology Funds Index ...................  N/A      -11.67%     -26.59%      2.71%      N/A         -2.85%

BUFFALO SMALL CAP FUND (INCEPTION DATE 4/14/98) ...........  1.01%      1.32%     -20.56%      7.75%     14.79%       12.18%
Russell 2000 Growth Index .................................  N/A      - 2.83%     -17.07%      6.64%      4.67%        1.33%
S&P Smallcap 600 Index ....................................  N/A      - 0.46%     -13.82%      9.89%     10.05%        6.58%
Lipper Small-Cap Growth Funds Index .......................  N/A      - 8.33%     -23.87%      4.42%      6.32%        2.84%

BUFFALO USAG LOBAL FUND (INCEPTION DATE 5/19/95) ..........  1.03%    - 2.58%     -15.83%      6.20%      6.54%        9.01%
Russell 1000 Growth Index .................................  N/A      -11.23%     -20.88%      3.74%      0.59%        6.29%
S&P 500 Index .............................................  N/A      -10.87%     -21.98%      5.17%      3.06%        8.09%
Russell 3000 Growth Index .................................  N/A      -10.61%     -20.60%      3.96%      0.89%        6.23%
Lipper Multi-Cap Growth Fund Index ........................  N/A      -13.71%     -24.95%      4.76%      2.67%        6.25%

*   AS REPORTED IN THE FUNDS' PROSPECTUS DATED JULY 30, 2008

**  THE PERFORMANCE FIGURE SHOWN FOR COMPARISON PURPOSES IS A WEIGHTED AVERAGE
    MADE UP OF 60% OF THE S&P 500 INDEX AND 40% OF THE MERRILL LYNCH HIGH YIELD
    MASTER INDEX.

    PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES
    NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF
    AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED,
    MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF
    THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE
    DATA CURRENT OF THE MOST RECENT MONTH-END MAY BE OBTAINED BY CALLING
    1-800-49-BUFFALO OR BY VISITING THE WEBSITE AT WWW.BUFFALOFUNDS.COM.
------------------------------------------------------------------------------------------------------------------------------

8

--------------------------------------------------------------------------------

THE BUFFALO BALANCED, INTERNATIONAL, JAYHAWK CHINA, LARGE CAP, MID CAP, SCIENCE & TECHNOLOGY AND USA GLOBAL FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD FOR LESS THAN 60 DAYS AND THE BUFFALO HIGH YIELD, MICRO CAP AND SMALL CAP FUNDS IMPOSE A 2.00% REDEMPTION FEE ON SHARES HELD LESS THAN 180 DAYS. PERFORMANCE DATA DOES NOT REFLECT THE REDEMPTION FEE. IF REFLECTED, TOTAL RETURNS WOULD BE REDUCED.

The Funds' returns shown do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. The benchmark returns shown, excluding the Lipper Indices, reflect the reinvestment of dividends and capital gains but do not reflect the deduction of any investment management fees, other expenses or taxes. The performance of the Lipper Indices is presented net of the Funds' fees and expenses; however, applicable sales charges are not taken into consideration. One cannot invest directly in an index. The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets. The MERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of over 1,200 high yield bonds representative of high yield bond markets as a whole. The LIPPER BALANCED FUNDS INDEX is an unmanaged, net asset value weighted index of the 30 largest balanced mutual funds. The LIPPER HIGH YIELD BOND FUNDS INDEX is a widely recognized index of the 30 largest mutual funds that invest primarily in high yield bonds. The MSCI CHINA FREE INDEX is a capitalization weighted index that measures the performance of stocks from the country of China. The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 1000 INDEX consists of the 1,000 largest companies in the Russell 3000 Index. The LIPPER LARGE-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Large-Cap classification. The RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MICROCAP INDEX consists of the smallest 1,000 companies in the small-cap Russell 2000 Index plus the next 1,000 securities. The RUSSELL 2000 INDEX consists of the smallest 2,000 securi- ties in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. The LIPPER MICRO-CAP FUNDS INDEX is an unmanaged equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Micro-Cap classification. The RUSSELL MIDCAP GROWTH INDEX measures the perform- ance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP INDEX consists of the 800 smallest companies in the Russell 1000 Index. THE S&P MIDCAP 400 INDEX con-sists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index with each stock affecting the index in proportion to its market value. The LIPPER MID-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Mid-Cap classification. The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market. The LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Science and Technology classification. The RUSSELL 2000 GROWTH INDEX measures the perform-ance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The S&P SMALLCAP 600 INDEX consists of 600 domestic stocks chosen for market size, liquidity, bid-asked spread, ownership, share turnover and number of no-trade days and industry group representation. The LIPPER SMALL-CAP GROWTH FUNDS Index is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Small-Cap classification. The RUSSELL 3000 GROWTH INDEX measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL 3000 INDEX consists of the 3,000 largest U.S. companies based on total market capitalization. The LIPPER MULTI-CAP GROWTH FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper Multi-Cap Growth classification. The LIPPER INTERNATIONAL FUNDS INDEX is an unmanaged, equally weighted performance index of the 30 largest qualifying mutual funds (based on net assets) in the Lipper International classifications. The MSCI EAFE INDEX is an unmanaged, market-weighted index of companies in devel- oped markets, excluding the U.S. and Canada. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. The MSCI AC WORLD (EX-U.S.) INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The S&P HONG KONG GEM INDEX is a float adjusted and market capitalization weighted index that does not have a fixed number of con- stituents. The index is calculated using a market cap-weighted methodology. This means that the index level reflects the total market value of all the component stocks relative to a particular base period. Index calculations are based on stock prices taken from the Stock Exchange of Hong Kong (SEHK).

REFERENCES TO SPECIFIC SECURITIES SHOULD NOT BE CONSTRUED AS RECOMMENDATIONS BY THE FUNDS OR THEIR ADVISOR. PLEASE REFER TO THE SCHEDULE OF INVESTMENTS IN THE REPORT FOR FUND HOLDINGS INFORMATION. CURRENT AND FUTURE PORTFOLIO HOLDINGS ARE SUBJECT TO RISK.

CASH FLOW MEASURES THE CASH GENERATING CAPABILITY OF A COMPANY BY ADDING NON-CASH CHARGES (E.G. DEPRECIATION) AND INTEREST TO PRETAX INCOME.

PLEASE REFER TO THE PROSPECTUS FOR SPECIAL RISKS ASSOCIATED WITH INVESTING IN THE BUFFALO FUNDS, INCLUDING, BUT NOT LIMITED TO, RISKS INVOLVED WITH INVESTMENTS IN SCIENCE AND TECHNOLOGY, FOREIGN, LOWER- OR NON-RATED SECURITIES AND SMALLER COMPANIES.

MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

QUASAR DISTRIBUTORS, LLC, DISTRIBUTOR. 11/08

--------------------------------------------------------------------------------

                                 EXPENSE EXAMPLE

--------------------------------------------------------------------------------

         As a shareholder of the Funds, you incur two types of costs: (1) transaction costs (including redemption fees) and (2) ongoing costs, including management fees and other Fund specific expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/08 - 9/30/08). This information is unaudited.

ACTUAL EXPENSES

         The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds' transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Buffalo Balanced, Jayhawk China, Large Cap, Mid Cap, Science & Technology and USA Global Funds within 60 days of purchase. The Buffalo High Yield, Small Cap and Micro Cap Funds will charge a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares within 180 days of purchase. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under U.S. generally accepted accounting principles.

HYPOTHETICAL EXAMPLE  FOR COMPARISON PURPOSES

         The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in our Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-----------------------------------------------------------------------------------------------------------------
BUFFALO BALANCED FUND                             BEGINNING              ENDING           EXPENSES PAID DURING
                                                ACCOUNT VALUE         ACCOUNT VALUE       PERIOD APRIL 1, 2008 -
                                                APRIL 1, 2008       SEPTEMBER 30, 2008     SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................    $   1,000.00         $     937.00             $   4.95
Hypothetical (5% return before expenses) ....    $   1,000.00         $   1,019.89             $   5.16


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO HIGH YIELD FUND                             BEGINNING            ENDING          EXPENSES PAID DURING
                                                  ACCOUNT VALUE      ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                  APRIL 1, 2008   SEPTEMBER 30, 2008     SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00             $ 962.20                $5.02
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.89                $5.16


* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

--------------------------------------------------------------------------------
10

-----------------------------------------------------------------------------------------------------------------
BUFFALO INTERNATIONAL FUND                        BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00             $ 794.50                $5.62
Hypothetical (5% return before expenses)            $1,000.00            $1,018.73                $6.33

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.25%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-----------------------------------------------------------------------------------------------------------------
BUFFALO JAYHAWK CHINA FUND                         BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00             $ 698.30                $7.66
Hypothetical (5% return before expenses) ....       $1,000.00            $1,015.98                $9.10

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.80%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE PERIOD SINCE COMMENCEMENT OF OPERATIONS.

-----------------------------------------------------------------------------------------------------------------
BUFFALO LARGE CAP FUND                            BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00             $ 869.90                $4.92
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.74                $5.32

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.05%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO MICRO CAP FUND                            BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual                                              $1,000.00             $ 932.50                $7.22
Hypothetical (5% return before expenses)            $1,000.00            $1,017.53                $7.54

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.49%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO MID CAP FUND                              BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00             $ 931.30                $4.89
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.94                $5.11

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO SCIENCE & TECHNOLOGY FUND                  BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------

Actual ......................................       $1,000.00             $ 946.70                $4.98
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.89                $5.16

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.02%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO SMALL CAP FUND                            BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00            $1,013.20                $5.10
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.94                $5.11

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

-----------------------------------------------------------------------------------------------------------------
BUFFALO US GLOBAL FUND                            BEGINNING              ENDING          EXPENSES PAID DURING
                                                 ACCOUNT VALUE        ACCOUNT VALUE      PERIOD APRIL 1, 2008 -
                                                 APRIL 1, 2008      SEPTEMBER 30, 2008    SEPTEMBER 30, 2008*
-----------------------------------------------------------------------------------------------------------------
Actual ......................................       $1,000.00             $ 974.20                $5.10
Hypothetical (5% return before expenses) ....       $1,000.00            $1,019.84                $5.22

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.03%, MULTIPLIED
  BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 TO REFLECT
  THE ONE-HALF YEAR PERIOD.

--------------------------------------------------------------------------------

                        ALLOCATION OF PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------


Percentages represent market value as a percentage of total investments as of September 30, 2008.


[PIE CHARTS OMITTED]



BUFFALO BALANCED FUND                        BUFFALO INTERNATIONAL FUND
Common Stocks                   63.82%       Europe                       58.36%
Corporate Bonds                 25.39%       Asia                         18.56%
Convertible Bonds                7.48%       The Americas                  9.95%
Short-Term Investments           3.31%       Short-Term Investments        8.97%
                                             Middle East                   2.67%
                                             Africa                        0.95%
BUFFALO HIGH YIELD FUND
Corporate Bonds                 78.13%
Convertible Bonds               16.28%       BUFFALO JAYHAWK CHINA FUND
Convertible Preferred Stocks     2.33%       Health Care                  21.39%
Preffered Stocks                 1.98%       Industrials                  19.85%
Short-Term Investments           0.96%       Utilities                    11.63%
Common Stocks                    0.32%       Energy                       10.82%
                                             Information Technology       10.68%
                                             Telecommunication Services    8.89%
                                             Consumer Discretionary        6.83%
                                             Materials                     4.40%
                                             Consumer Staples              3.31%
                                             Short-Term Investments        1.54%
                                             Financials                    0.66%










--------------------------------------------------------------------------------
12

--------------------------------------------------------------------------------


[PIE CHARTS OMITTED]



BUFFALO LARGE CAP FUND                      BUFFALO SCIENCE & TECHNOLOGY FUND
Information Technology      29.16%          Information Technology        53.92%
Health Care                 24.56%          Health Care                   36.05%
Financials                  15.63%          Consumer Discretionary         4.43%
Consumer Discretionary      10.07%          Telecommunication Services     2.47%
Consumer Staples             9.43%          Short-Term Investments         2.30%
Industrials                  6.79%          Industrial                     0.83%
Short-Term Investments       4.36%

                                            BUFFALO SMALL CAP FUND
BUFFALO MICRO CAP FUND                      Health Care                   24.47%
Information Technology      24.30%          Consumer Discretionary        24.23%
Consumer Discretionary      21.08%          Information Technology        23.16%
Financials                  17.41%          Industrials                   18.27%
Health Care                 16.01%          Financials                     4.50%
Industrials                 14.17%          Short-Term Investments         3.92%
Short-Term Investments       7.03%          Telecommunication Services     1.33%

                                            Preffered Stocks               0.12%
BUFFALO MID CAP FUND
Consumer Discretionary      27.94%
Health Care                 20.88%          BUFFALO USA GLOBAL FUND
Information Technology      17.63%          Information Technology        34.09%
Industrials                 16.19%          Industrials                   18.72%
Financials                   9.10%          Health Care                   14.59%
Telecommunication Services   3.92%          Consumer Discretionary        12.91%
Short-Term Investments       2.33%          Consumer Staples               8.94%
Consumer Staples             2.01%          Energy                         5.43%
                                            Short-Term Investments         3.35%
                                                      Materials            1.97%

--------------------------------------------------------------------------------



                              BUFFALO BALANCED FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------


SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 64.41%
CONSUMER STAPLES -- 12.13%
                 BEVERAGES -- 3.60%
      80,000     The Coca-Cola Co. ............................     $  4,230,400
      25,000     PepsiCo, Inc. ................................        1,781,750
                                                                    ------------
                                                                       6,012,150
                                                                    ------------
                 FOOD & STAPLES RETAILING -- 1.68%
      40,000     Costco Wholesale Corp. .......................        2,597,200
      10,000     Whole Foods Market, Inc. .....................          200,300
                                                                    ------------
                                                                       2,797,500
                                                                    ------------
                 FOOD PRODUCTS -- 5.11%
      70,000     ConAgra Foods, Inc. ..........................        1,362,200
      25,000     Del Monte Foods Co. ..........................          195,000
      30,000     General Mills, Inc. ..........................        2,061,600
      20,000     Kellogg Co. ..................................        1,122,000
      55,000     Kraft Foods, Inc. ............................        1,801,250
      25,000     Wm. Wrigley Jr. Co. ..........................        1,985,000
                                                                    ------------
                                                                       8,527,050
                                                                    ------------
                 HOUSEHOLD PRODUCTS -- 1.74%
      30,000     Colgate-Palmolive Co. ........................        2,260,500
      10,000     Kimberly-Clark Corp. .........................          648,400
                                                                    ------------
                                                                       2,908,900
--------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES .......................       20,245,600
                                                                    ------------

ENERGY -- 25.30%
                 ENERGY EQUIPMENT & SERVICES -- 3.46%
      43,000     Patterson-UTI Energy, Inc. ...................          860,860
      50,000     Schlumberger Ltd.(b) .........................        3,904,500
      40,000     Weatherford International Ltd.(a)(b) .........        1,005,600
                                                                    ------------
                                                                       5,770,960
                                                                    ------------
                 OIL & GAS -- 21.84%
      45,000     Anadarko Petroleum Corp. .....................        2,182,950
      25,000     Apache Corp. .................................        2,607,000
      60,000     BP, PLC -- ADR(b) ............................        3,010,200
      70,000     ChevronTexaco Corp. ..........................        5,773,600
      85,000     ConocoPhillips ...............................        6,226,250
      35,000     Exxon Mobil Corp. ............................        2,718,100
     150,000     Frontier Oil Corp. ...........................        2,763,000
      25,000     Hess Corp. ...................................        2,052,000
      70,000     Marathon Oil Corp. ...........................        2,790,900
      50,000     Royal Dutch Shell PLC -- ADR(b) ..............        2,950,500
      80,000     Suncor Energy, Inc.(b) .......................        3,371,200
                                                                    ------------
                                                                      36,445,700
--------------------------------------------------------------------------------
                 TOTAL ENERGY .................................       42,216,660
                                                                    ------------

FINANCIALS -- 4.71%
                 COMMERCIAL BANKS -- 0.91%
      25,000     Marshall & Ilsley Corp. ......................          503,750
      35,000     Wilmington Trust Corp. .......................        1,009,050
                                                                    ------------
                                                                       1,512,800
                                                                    ------------

--------------------------------------------------------------------------------
14


--------------------------------------------------------------------------------


SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

FINANCIALS (CONTINUED)
                 INSURANCE -- 3.80%
      50,000     The Allstate Corp. ...........................     $  2,306,000
      45,000     The Chubb Corp. ..............................        2,470,500
      55,000     Cincinnati Financial Corp. ...................        1,564,200
                                                                    ------------
                                                                       6,340,700
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................        7,853,500
                                                                    ------------

HEALTH CARE -- 8.54%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 0.79%
      20,000     Baxter International, Inc. ...................        1,312,600
                                                                    ------------

                 PHARMACEUTICALS -- 7.75%
      60,000     Abbott Laboratories ..........................        3,454,800
      40,000     Eli Lilly & Co. ..............................        1,761,200
      50,000     GlaxoSmithKline, PLC -- ADR(b) ...............        2,173,000
      40,000     Johnson & Johnson ............................        2,771,200
      75,000     Wyeth ........................................        2,770,500
                                                                    ------------
                                                                      12,930,700
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................       14,243,300
                                                                    ------------

INDUSTRIALS -- 6.34%
                 AEROSPACE & DEFENSE -- 2.49%
      20,000     The Boeing Co. ...............................        1,147,000
      50,000     United Technologies Corp. ....................        3,003,000
                                                                    ------------
                                                                       4,150,000
                                                                    ------------
                 COMMERCIAL SERVICES & SUPPLIES -- 1.99%
     100,000     Pitney Bowes, Inc. ...........................        3,326,000
                                                                    ------------

                 INDUSTRIAL CONGLOMERATES -- 1.86%
     100,000     General Electric Co. .........................        2,550,000
      10,000     ITT Corp. ....................................          556,100
                                                                    ------------
                                                                       3,106,100
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................       10,582,100
                                                                    ------------

INFORMATION TECHNOLOGY -- 5.07%
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 3.15%
     100,000     Applied Materials, Inc. ......................        1,513,000
     200,000     Intel Corp. ..................................        3,746,000
                                                                    ------------
                                                                       5,259,000
                                                                    ------------
                 SOFTWARE -- 1.92%
     120,000     Microsoft Corp. ..............................        3,202,800
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................        8,461,800
                                                                    ------------

MATERIALS -- 1.86%
                 CHEMICALS -- 1.45%
      60,000     E.I. du Pont de Nemours & Co. ................        2,418,000
                                                                    ------------

                 METALS & MINING -- 0.41%
      30,000     Alcoa, Inc. ..................................          677,400
--------------------------------------------------------------------------------
                 TOTAL MATERIALS ..............................        3,095,400
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              15


                             BUFFALO BALANCED FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

 SHARES OR
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

UTILITIES -- 0.46%
                 ELECTRIC UTILITIES -- 0.46%
      25,000     OGE Energy Corp. .............................     $    772,000
--------------------------------------------------------------------------------
                 TOTAL UTILITIES ..............................          772,000
                                                                    ------------


TOTAL COMMON STOCKS ...........................................      107,470,360
--------------------------------------------------------------------------------
(COST $90,545,413)

CONVERTIBLE BONDS -- 7.55%
CONSUMER DISCRETIONARY -- 6.28%
                 HOTELS RESTAURANTS & LEISURE -- 0.92%
                 Magna Entertainment Corp.
$  3,000,000       7.250%, 12/15/2009 .........................        1,530,000
                                                                    ------------
                 MEDIA -- 5.36%
                 Lions Gate Entertainment Corp.:
   6,500,000       2.938%, 10/15/2024 .........................        6,183,125
   3,000,000       3.625%, 03/15/2025 .........................        2,756,250
                                                                    ------------
                                                                       8,939,375
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       10,469,375
                                                                    ------------

HEALTH CARE -- 1.27%
                 BIOTECHNOLOGY -- 1.27%
                 Amylin Pharmaceuticals, Inc.
   2,300,000       2.500%, 04/15/2011 .........................        2,121,750
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        2,121,750
                                                                    ------------


TOTAL CONVERTIBLE BONDS .......................................       12,591,125
--------------------------------------------------------------------------------
(COST $14,704,124)

CORPORATE BONDS -- 25.64%
CONSUMER DISCRETIONARY -- 7.35%
                 AUTOMOBILES -- 1.93%
                 Ford Motor Credit Company
   4,000,000       7.375%, 10/28/2009 .........................        3,216,596
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 2.32%
                 Circus Circus
   2,000,000       7.625%, 07/15/2013 .........................        1,510,000
                 Isle of Capri Casinos
   3,500,000       7.000%, 03/01/2014 .........................        2,362,500
                                                                    ------------
                                                                       3,872,500
                                                                    ------------
                 LEISURE EQUIPMENT & PRODUCTS -- 0.56%
                 Eastman Kodak Co.
   1,000,000       7.250%, 11/15/2013 .........................          940,000
                                                                    ------------
                 MEDIA -- 0.06%
                 Fisher Communications, Inc.
     100,000       8.625%, 09/15/2014 .........................          101,000
                                                                    ------------
                 SPECIALTY RETAIL -- 0.65%
                 United Auto Group, Inc.
   1,500,000       7.750%, 12/15/2016 .........................        1,080,000
                                                                    ------------



--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (CONTINUED)
                 TEXTILES, APPAREL & LUXURY GOODS -- 1.83%
                 Interface, Inc.
$  3,000,000       9.500%, 02/01/2014 .........................     $  3,045,000
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       12,255,096
                                                                    ------------

CONSUMER STAPLES -- 3.66% FOOD PRODUCTS -- 2.56%
                 Pilgrims Pride Corp.
   4,000,000       8.375%, 05/01/2017 .........................        1,900,000
                 Smithfield Foods, Inc.
   3,000,000       7.750%, 07/01/2017 .........................        2,370,000
                                                                    ------------
                                                                       4,270,000
                                                                    ------------
PERSONAL PRODUCTS -- 1.10%
                 Elizabeth Arden, Inc.
   2,000,000     7.750%, 01/15/2014 ...........................        1,830,000
--------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES .......................        6,100,000
                                                                    ------------

ENERGY -- 6.94%
                 OIL & GAS -- 3.22%
                 Susser Holdings
     800,000       10.625%, 12/15/2013 ........................          790,000
                 United Refining Co.
   5,300,000       10.500%, 08/15/2012 ........................        4,584,500
                                                                    ------------
                                                                       5,374,500
                                                                    ------------
                 OIL, GAS & CONSUMABLE FUELS -- 3.72%
                 Frontier Oil Corp.
   2,000,000       8.500%, 09/15/2016 .........................        1,935,000
                 Swift Energy Co.
   5,000,000       7.125%, 06/01/2017 .........................        4,275,000
                                                                    ------------
                                                                       6,210,000
--------------------------------------------------------------------------------
                 TOTAL ENERGY .................................       11,584,500
                                                                    ------------

HEALTH CARE -- 4.53%
                 HEALTH CARE PROVIDERS & SERVICES -- 2.16%
                 Carriage Services, Inc.
   3,000,000       7.875%, 01/15/2015 .........................        2,662,500
                 Psychiatric Solutions, Inc.
   1,000,000       7.750%, 07/15/2015 .........................          935,000
                                                                    ------------
                                                                       3,597,500
                                                                    ------------
                 PHARMACEUTICALS -- 2.37%
                 Warner Chilcott Corp.
   4,000,000       8.750%, 02/01/2015 .........................        3,960,000
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        7,557,500
                                                                    ------------

INDUSTRIALS -- 3.16%
                 COMMERCIAL SERVICES & SUPPLIES -- 2.56%
                 Greenbrier Companies, Inc.
   1,500,000       8.375%, 05/15/2015 .........................        1,297,500
                 Iron Mountain, Inc.
   3,000,000       8.625%, 04/01/2013 .........................        2,970,000
                                                                    ------------
                                                                       4,267,500
                                                                    ------------


--------------------------------------------------------------------------------
                                                                              17


                             BUFFALO BALANCED FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

 SHARES OR
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)
                 DIVERSIFIED MANUFACTURING -- 0.60%
                 Blount, Inc.
$ 1,000,000        8.875%, 08/01/2012 .........................     $  1,000,000
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        5,267,500
                                                                    ------------


TOTAL CORPORATE BONDS                                                 42,764,596
--------------------------------------------------------------------------------
(COST $49,450,407)

SHORT TERM INVESTMENTS -- 3.34%
INVESTMENT COMPANIES -- 0.16%
247,429          AIM STIT-STIC Prime Portfolio ................          247,429
 10,153          Fidelity Institutional Government Portfolio ..           10,153
 13,916          SEI Daily Income Trust Treasury II Fund -- Class B       13,916
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................          271,498
                                                                    ------------

U.S. TREASURY BILLS -- 3.18%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 3.18%
2,460,000          1.51%, 10/02/2008 ..........................        2,459,897
2,850,000          1.40%, 10/09/2008 ..........................        2,849,112
--------------------------------------------------------------------------------
                 TOTAL U.S. TREASURY BILLS ....................        5,309,009
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................        5,580,507
--------------------------------------------------------------------------------
(COST $5,580,507)


TOTAL INVESTMENTS -- 100.94% ..................................      168,406,588
(COST $160,280,451)

Liabilities in Excess of Other Assets -- (0.94)% ..............       (1,563,992)
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $166,842,596
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a)    NON INCOME PRODUCING
(b)    FOREIGN ISSUED SECURITY







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18


                             BUFFALO HIGH YIELD FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 0.31%
ENERGY -- 0.31%
                 ENERGY EQUIPMENT & SERVICES -- 0.31%
      17,025     Eagle Geophysical, Inc.(a)(b) ................     $    361,781
--------------------------------------------------------------------------------
                 TOTAL ENERGY                                            361,781
                                                                    ------------

MEDIA -- 0.00%
                 SPECIAL PURPOSE ENTITY -- 0.00%
     725,000     Adelphia Recovery Trust(a)(b) ................                0
--------------------------------------------------------------------------------
                 TOTAL MEDIA ..................................                0
                                                                    ------------

TOTAL COMMON STOCKS ...........................................          361,781
--------------------------------------------------------------------------------
(COST $712,005)

CONVERTIBLE PREFERRED STOCKS -- 2.28%
FINANCIALS -- 2.28%
                 COMMERCIAL BANKS -- 2.28%
     108,200     Boston Private Capital Trust I(a) ............        2,677,950
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS                                      2,677,950
                                                                    ------------


TOTAL CONVERTIBLE PREFERRED STOCKS ............................        2,677,950
--------------------------------------------------------------------------------
(COST $5,342,000)

PREFERRED STOCKS -- 1.94%
FINANCIALS -- 1.94%
                 REAL ESTATE MANAGEMENT & DEVELOPMENT -- 1.94%
     125,000     Firstservice Corp. ...........................        2,281,250
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................        2,281,250
                                                                    ------------


TOTAL PREFERRED STOCKS ........................................        2,281,250
--------------------------------------------------------------------------------
(COST $2,656,250)

CONVERTIBLE BONDS -- 15.96%
CONSUMER DISCRETIONARY -- 9.28%
                 LEISURE EQUIPMENT & PRODUCTS -- 4.01%
                 WMS Industries, Inc.
   2,000,000       2.750%, 07/15/2010 .........................        4,705,000
                                                                    ------------
                 MEDIA -- 5.27%
                 Lions Gate Entertainment Corp.
   6,500,000       2.938%, 10/15/2024 .........................        6,183,125
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       10,888,125
                                                                    ------------

HEALTH CARE -- 2.88%
                 BIOTECHNOLOGY -- 2.88%
                 Amylin Pharmaceuticals, Inc.
   3,655,000     2.500%, 04/15/2011 ...........................        3,371,737
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        3,371,737
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              19



                             BUFFALO HIGH YIELD FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)


FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 3.80%
                 AIRLINES -- 3.80%
                 JetBlue Airways Corp.
$  6,030,000        3.750%, 03/15/2035 ........................     $  4,462,200
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        4,462,200
                                                                    ------------

TOTAL CONVERTIBLE BONDS .......................................       18,722,062
--------------------------------------------------------------------------------
(COST $18,028,139)

CORPORATE BONDS -- 76.56%
CONSUMER DISCRETIONARY -- 32.90%
                 AUTOMOBILES -- 3.22%
                 Ford Motor Credit Company
   4,700,000       7.375%, 10/28/2009 .........................        3,779,501
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 9.74%
                 Circus Circus
   3,100,000       7.625%, 07/15/2013 .........................        2,340,500
                 Isle of Capri Casinos
   3,325,000       7.000%, 03/01/2014 .........................        2,244,375
                 MGM Mirage
     180,000       8.375%, 02/01/2011 .........................          148,050
                 Penn National Gaming, Inc.
   1,400,000       6.875%, 12/01/2011 .........................        1,323,000
                 Pinnacle Entertainment, Inc.
   2,685,000       8.250%, 03/15/2012 .........................        2,607,806
                 Royal Caribbean Cruises Ltd. .................
   1,450,000       7.000%, 06/15/2013 .........................        1,254,250
   1,948,000       7.500%, 10/15/2027 .........................        1,509,700
                                                                    ------------
                                                                      11,427,681
                                                                    ------------
                 HOUSEHOLD DURABLES -- 5.70%
                 Jarden Corp.
   2,000,000       7.500%, 05/01/2017 ........................         1,675,000
                 Rent-A-Center, Inc.
   5,100,000       7.500%, 05/01/2010 .........................        5,010,750
                                                                    ------------
                                                                       6,685,750
                                                                    ------------
                 MEDIA -- 0.15%
                 Fisher Communications, Inc.
     175,000       8.625%, 09/15/2014 .........................          176,750
                                                                    ------------
                 SPECIALTY RETAIL -- 5.38%
                 Autonation, Inc.
   2,000,000       7.000%, 04/15/2014 .........................        1,750,000
                 Group 1 Automotive, Inc.
   1,840,000       8.250%, 08/15/2013 .........................        1,683,600
                 United Auto Group, Inc.
   4,000,000       7.750%, 12/15/2016 .........................        2,880,000
                                                                    ------------
                                                                       6,313,600
                                                                    ------------


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------

FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY (CONTINUED)
                 TEXTILES, APPAREL & LUXURY GOODS -- 8.72%
                 Interface, Inc.
$  3,570,000       9.500%, 02/01/2014 .........................     $  3,623,550
                 Oxford Industries, Inc.
   3,820,000       8.875%, 06/01/2011 .........................        3,471,425
                 Phillips Van-Heusen
   3,120,000       7.750%, 11/15/2023 .........................        3,129,725
                                                                    ------------
                                                                      10,224,700
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       38,607,982
                                                                    ------------

CONSUMER STAPLES -- 10.73%
                 BEVERAGES -- 1.66%
                 Constellation Brands, Inc.
   2,000,000       8.125%, 01/15/2012 .........................        1,950,000
                                                                    ------------
                 FOOD & STAPLES RETAILING -- 1.33%
                 Pantry, Inc.
   2,000,000       7.750%, 02/15/2014 .........................        1,555,000
                                                                    ------------
                 FOOD PRODUCTS -- 3.39%
                 Pilgrims Pride Corp.
   3,800,000       8.375%, 05/01/2017 .........................        1,805,000
                 Smithfield Foods, Inc.
   2,750,000       7.750%, 07/01/2017 .........................        2,172,500
                                                                    ------------
                                                                       3,977,500
                                                                    ------------
                 HOUSEHOLD PRODUCTS -- 2.52%
                 Prestige Brands, Inc.
   3,100,000       9.250%, 04/15/2012 .........................        2,960,500
                                                                    ------------
                 PERSONAL PRODUCTS -- 1.83%
                 Elizabeth Arden, Inc.
   2,350,000       7.750%, 01/15/2014 .........................        2,150,250
--------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES                               12,593,250
                                                                    ------------

ENERGY -- 7.32%
                 OIL & GAS -- 7.32%
                 Inergy L.P./Inergy Finance Corp.:
   3,600,000       0.069%, 12/15/2014 .........................        3,168,000
     600,000       8.250%, 03/01/2016 .........................          555,000
                 Susser Holdings
   1,250,000       10.625%, 12/15/2013 ........................        1,234,375
                 United Refining Co. ..........................
   4,200,000       1.500%, 08/15/2012                                  3,633,000
                                                                    ------------
                                                                       8,590,375
--------------------------------------------------------------------------------
                 TOTAL ENERGY .................................        8,590,375
                                                                    ------------




--------------------------------------------------------------------------------
                                                                              21


                             BUFFALO HIGH YIELD FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)


FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 8.05%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 1.01%
                 Cooper Cos, Inc.
  $1,200,000       7.125%, 02/15/2015 .........................     $  1,182,000
                                                                    ------------
                 HEALTH CARE PROVIDERS & SERVICES -- 3.72%
                 Carriage Services, Inc.
   3,000,000       7.875%, 01/15/2015 .........................        2,662,500
                 Davita, Inc.
   1,000,000       7.250%, 03/15/2015 .........................          955,000
                 Psychiatric Solutions, Inc.
     800,000       7.750%, 07/15/2015 .........................          748,000
                                                                    ------------
                                                                       4,365,500
                                                                    ------------
                 PHARMACEUTICALS -- 3.32%
                 Warner Chilcott Corp.
   3,936,000       8.750%, 02/01/2015 .........................        3,896,640
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        9,444,140
                                                                    ------------

INDUSTRIALS -- 16.65%
                 COMMERCIAL SERVICES & SUPPLIES -- 13.13%
                 Allied Waste North America
   3,600,000       7.875%, 04/15/2013 .........................        3,591,000
                 Education Mgmt Llc
   3,805,000       8.750%, 06/01/2014 .........................        3,196,200
                 Greenbrier Companies, Inc.
   2,715,000       8.375%, 05/15/2015 .........................        2,348,475
                 Iron Mountain, Inc.:
   1,350,000       8.625%, 04/01/2013 .........................        1,336,500
   4,075,000       7.750%, 01/15/2015 .........................        4,054,625
                 Mobile Mini, Inc.
   1,000,000       6.875%, 05/01/2015 ........................           875,000
                                                                    ------------
                                                                      15,401,800
                                                                    ------------
                 DIVERSIFIED MANUFACTURING -- 1.88%
                 Blount, Inc.
   2,210,000       8.875%, 08/01/2012 .........................        2,210,000
                                                                    ------------
                 MACHINARY -- 1.69%
                 Altra Industrial Motion, Inc.
   1,000,000       9.000%, 12/01/2011 .........................        1,035,000
                 American Railcar Inds, Inc.
   1,000,000       7.500%, 03/01/2014 .........................          890,000
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................       19,536,800
                                                                    ------------

MANUFACTURING -- 0.19%
                 TRANSPORTATION EQUIPMENT -- 0.19%
                 Transdigm, Inc.
     235,000       7.750%, 07/15/2014 .........................          222,075
--------------------------------------------------------------------------------
                 TOTAL MANUFACTURING ..........................          222,075
                                                                    ------------



--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------

 SHARES OR
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

SERVICES -- 0.71%
                 BUSINESS SERVICES -- 0.71%
                 Lamar Media Corp.
$  1,000,000       6.625%, 08/15/2015 .........................     $    832,500
--------------------------------------------------------------------------------
                 TOTAL SERVICES                                          832,500
                                                                    ------------


TOTAL CORPORATE BONDS .........................................       89,827,122
--------------------------------------------------------------------------------
(COST $100,253,027)

SHORT TERM INVESTMENTS -- 0.94%
INVESTMENT COMPANIES -- 0.41%
      58,927     AIM STIT-STIC Prime Portfolio ................           58,927
     120,825     Fidelity Institutional Government Portfolio ..          120,825
     300,000     SEI Daily Income Trust Treasury II Fund -- Class B      300,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................          479,752
                                                                    ------------

U.S. TREASURY BILLS -- 0.53%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 0.53%
     435,000       1.18%, 10/02/2008 ..........................          434,986
     190,000       1.40%, 10/09/2008 ..........................          189,941
--------------------------------------------------------------------------------
                 TOTAL U.S. TREASURY BILLS ....................          624,927
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................        1,104,679
--------------------------------------------------------------------------------
(COST $1,104,679)

TOTAL INVESTMENTS -- 97.99% ...................................      114,974,844
(COST $128,096,100)

Other Assets in Excess of Liabilities -- 2.01% ................        2,357,409
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $117,332,253
                                                                    ============


(a) NON INCOME PRODUCING
(b) FAIR VALUED SECURITY. THE TOTAL VALUE OF THIS SECURITY AMOUNTED TO $361,781
    (0.31% OF NET ASSETS) AT SEPTEMBER 30, 2008.






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              23


                           BUFFALO INTERNATIONAL FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

COMMON STOCKS -- 90.79%
AUSTRIA -- 0.84%
                 OIL & GAS -- 0.84%
       3,500     OMV AG .......................................     $    147,525
--------------------------------------------------------------------------------
                 TOTAL AUSTRIA ................................          147,525
                                                                    ------------

BERMUDA -- 0.78%
                 CAPITAL MARKETS -- 0.78%
       6,500     Invesco Ltd. .................................          136,370
--------------------------------------------------------------------------------
                 TOTAL BERMUDA ................................          136,370
                                                                    ------------

BRAZIL -- 5.27%
                 DIVERSIFIED FINANCIAL SERVICES -- 1.53%
      60,320     BM&F BOVESPS SA ..............................          269,442
                                                                    ------------
                 IT SERVICES -- 1.94%
      26,000     Redecard SA ..................................          339,944
                                                                    ------------
                 WATER UTILITIES -- 1.80%
       2,600     Companhia de Saneamento Basico
                   do Estado de Sao Paulo -- SABESP -- ADR ....           73,710
      23,000     Companhia de Saneamento de Minas
                   Gerais -- Copasa MG ........................          241,736
                                                                    ------------
                                                                         315,446
--------------------------------------------------------------------------------
                 TOTAL BRAZIL .................................          924,832
                                                                    ------------

CAYMAN ISLANDS -- 0.55%
                 CONSTRUCTION MATERIALS -- 0.55%
     400,000     China Shanshui Cement Group(a) ...............           96,847
--------------------------------------------------------------------------------
                 TOTAL CAYMAN ISLANDS .........................           96,847
                                                                    ------------

CHINA -- 7.38%
                 CONSTRUCTION & ENGINEERING -- 0.27%
     150,000     Baoye Group Co. Ltd. .........................           46,363
                                                                    ------------
                 EMPLOYMENT AGENCIES -- 0.40%
       7,700     51job, Inc. -- ADR(a) ........................           70,840
                                                                    ------------
                 FOOD & STAPLES RETAILING -- 0.33%
      11,800     China Nepstar Chain Drugstore Ltd. -- ADR ....           57,702
                                                                    ------------
                 FOOD PRODUCTS -- 6.38%
     686,825     Chaoda Modern Agriculture (Holdings) Ltd. ....          580,082
     669,000     China Green (Holdings) Ltd. ..................          539,260
                                                                    ------------
                                                                       1,119,342
--------------------------------------------------------------------------------
                 TOTAL CHINA ..................................        1,294,247
                                                                    ------------

DENMARK -- 1.00%
                 ELECTRICAL EQUIPMENT -- 1.00%
       2,000     Vestas Wind System A/S(a) ....................          174,570
--------------------------------------------------------------------------------
                 TOTAL DENMARK ................................          174,570
                                                                    ------------



--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------


FINLAND -- 0.36%
                 COMMUNICATIONS EQUIPMENT -- 0.36%
       3,400     Nokia Oyj -- ADR .............................     $     63,410
--------------------------------------------------------------------------------
                 TOTAL FINLAND ................................           63,410
                                                                    ------------

FRANCE -- 9.95%
                 AUTOMOBILES -- 0.47%
       2,200     PSA Peugeot Citroen ..........................           82,800
                                                                    ------------
                 ENERGY EQUIPMENT & SERVICES -- 0.32%
       1,000     Technip SA ...................................           56,191
                                                                    ------------
                 MACHINERY -- 1.97%
       1,600     Vallourec SA .................................          345,244
                                                                    ------------
                 MULTI-UTILITIES -- 2.21%
       9,400     Veolia Environnement -- ADR ..................          388,032
                                                                    ------------
                 SOFTWARE -- 3.63%
       8,500     Dassault Systemes S.A. .......................          455,449
       2,600     UbiSoft Entertainment SA(a) ..................          180,869
                                                                    ------------
                                                                         636,318
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 1.35%
       2,700     LVMH Moet Hennessy Louis Vuitton SA ..........          237,042
--------------------------------------------------------------------------------
                 TOTAL FRANCE .................................        1,745,627
                                                                    ------------

GERMANY -- 18.15%
                 CHEMICALS -- 6.11%
       7,700     Bayer AG .....................................          565,231
       3,500     Wachker Chemie AG ............................          505,663
                                                                    ------------
                                                                       1,070,894
                                                                    ------------
                 ELECTRICAL EQUIPMENT -- 1.90%
       8,400     SGL Carbon AG(a) .............................          333,701
                                                                    ------------
                 HOUSEHOLD PRODUCTS -- 2.08%
      11,900     Henkel KGaA ..................................          364,635
                                                                    ------------
                 INDUSTRIAL CONGLOMERATES -- 1.77%
       3,300     Siemens AG -- ADR ............................          309,837
                                                                    ------------
                 PHARMACEUTICALS -- 2.19%
       3,600     Merck KGaA ...................................          383,915
                                                                    ------------
                 SOFTWARE -- 1.71%
       5,600     SAP AG -- ADR ................................          299,208
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 2.39%
       6,300     Adidas AG ....................................          337,169
         300     Puma AG Rudolf Dassler Sport .................           82,624
                                                                    ------------
                                                                         419,793
--------------------------------------------------------------------------------
                 TOTAL GERMANY ................................        3,181,983
                                                                    ------------



--------------------------------------------------------------------------------
                                                                              25

                          BUFFALO INTERNATIONAL FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

GUERNSEY -- 2.01%
                 SOFTWARE -- 2.01%
      12,900     Amdocs Ltd.(a) ...............................     $    353,202
--------------------------------------------------------------------------------
                 TOTAL GUERNSEY ...............................          353,202
                                                                    ------------

HONG KONG -- 2.29%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 0.30%
     500,000     Mingyuan Medicare Development Co. Ltd. .......           53,401
                                                                    ------------
                 INDUSTRIAL CONGLOMERATES -- 1.54%
   1,140,000     Guangdong Investment Ltd. ....................          269,226
                                                                    ------------
                 REAL ESTATE -- 0.45%
       7,000     Cheung Kong (Holdings) Ltd. ..................           79,300
--------------------------------------------------------------------------------
                 TOTAL HONG KONG ..............................          401,927
                                                                    ------------

INDIA -- 1.86%
                 PHARMACEUTICALS -- 1.86%
      29,300     Dr. Reddy's Laboratories Ltd. -- ADR .........          326,695
--------------------------------------------------------------------------------
                 TOTAL INDIA ..................................          326,695
                                                                    ------------

ISRAEL -- 2.72%
                 PHARMACEUTICALS -- 2.72%
      10,400     Teva Pharmaceutical Industries Ltd. -- ADR ...          476,216
--------------------------------------------------------------------------------
                 TOTAL ISRAEL .................................          476,216
                                                                    ------------

JAPAN -- 2.33%
                 COMMERCIAL SERVICES & SUPPLIES -- 0.83%
       3,500     SECOM CO., LTD. ..............................          145,802
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.50%
      29,000     Nippon Electric Glass Co., Ltd. ..............          262,695
                 TOTAL JAPAN                                             408,497

LUXEMBOURG -- 2.40%
                 ENERGY EQUIPMENT & SERVICES -- 0.87%
       4,100     Tenaris S.A. -- ADR ..........................          152,889
                                                                    ------------
                 WIRELESS TELECOMMUNICATION SERVICES -- 1.53%
       3,900     Millicom International Cellular S.A. .........          267,813
--------------------------------------------------------------------------------
                 TOTAL LUXEMBOURG                                        420,702
                                                                    ------------

MEXICO -- 2.09%
                 WIRELESS TELECOMMUNICATION SERVICES -- 2.09%
       7,900     America Movil SAB de C.V. -- ADR .............          366,244
--------------------------------------------------------------------------------
                 TOTAL MEXICO .................................          366,244
                                                                    ------------


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

NETHERLANDS -- 1.90%
                 DIVERSIFIED FINANCIAL SERVICES -- 0.84%
       6,900     ING Groep N.V. -- ADR ........................     $    147,660
                                                                    ------------
                 HOUSEHOLD DURABLES -- 1.06%
       6,800     Koninklijke (Royal) Philips
                   Electronics N.V. -- ADR ....................          185,300
--------------------------------------------------------------------------------
                 TOTAL NETHERLANDS ............................          332,960
                                                                    ------------
NORWAY -- 0.65%
                 COMMERCIAL SERVICES & SUPPLIES -- 0.65%
      22,000     Tomra Systems ASA ............................          114,837
--------------------------------------------------------------------------------
                 TOTAL NORWAY .................................          114,837
                                                                    ------------

REPUBLIC OF KOREA (SOUTH) -- 0.21%
                 WIRELESS TELECOMMUNICATION SERVICES -- 0.21%
2,000            SK Telecom Co., Ltd. -- ADR(a) ...............           37,640
--------------------------------------------------------------------------------
                 TOTAL REPUBLIC OF KOREA (SOUTH) ..............           37,640
                                                                    ------------

SINGAPORE -- 3.56%
                 COMMERCIAL SERVICES & SUPPLIES -- 0.04%
     100,000     Bio-Treat Technology Ltd. ....................            8,079
                                                                    ------------
                 DIVERSIFIED FINANCIAL SERVICES -- 1.26%
      15,500     Jardine Strategic Holdings Ltd.(a) ...........          220,434
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 1.24%
     140,000     Mandarin Oriental International Ltd. .........          216,988
                                                                    ------------
                 MACHINERY -- 1.02%
     105,000     Hyflux Ltd. ..................................          178,355
                 TOTAL SINGAPORE ..............................          623,856

SOUTH AFRICA -- 0.97%
                 WIRELESS TELECOMMUNICATION SERVICES -- 0.97%
      12,000     MTN Group Ltd. ...............................          169,326
--------------------------------------------------------------------------------
                 TOTAL SOUTH AFRICA ...........................          169,326
                                                                    ------------

SPAIN -- 3.07%
                 COMMERCIAL BANKS -- 0.43%
       5,000     Banco Santander SA -- ADR ....................           75,100
                                                                    ------------
                 COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.21%
       8,954     Telvent GIT, S.A. ............................          213,374
                                                                    ------------
                 DIVERSIFIED FINANCIAL SERVICES -- 1.43%
       9,700     Bolsas y Mercados Espanoles ..................          250,780
--------------------------------------------------------------------------------
                 TOTAL SPAIN ..................................          539,254
                                                                    ------------

SWEDEN -- 1.16%
                 COMMUNICATIONS EQUIPMENT -- 1.16%
      21,500     Telefonaktiebolaget LM Ericsson -- ADR .......          202,745
--------------------------------------------------------------------------------
                 TOTAL SWEDEN .................................          202,745
                                                                    ------------



--------------------------------------------------------------------------------
                                                                              27


                          BUFFALO INTERNATIONAL FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

SWITZERLAND -- 13.34%
                 CAPITAL MARKETS -- 6.23%
       2,000     Bank Sarasin & Cie AG ........................     $     76,592
       4,900     Credit Suisse Group -- ADR ...................          236,572
      12,500     EFG International AG .........................          360,889
       8,400     Julius Baer Holding AG .......................          417,736
                                                                    ------------
                                                                       1,091,789
                                                                    ------------
                 CHEMICALS -- 1.57%
       6,500     Syngenta AG -- ADR ...........................          275,080
                                                                    ------------
                 FOOD PRODUCTS -- 1.23%
       5,000     Nestle SA ....................................          216,088
                                                                    ------------
                 INDUSTRIAL CONGLOMERATES -- 1.26%
       4,000     Daetwyler Holding AG .........................          221,847
                                                                    ------------
                 MANAGEMENT CONSULTING SERVICES -- 1.23%
      11,100     ABB Ltd. -- ADR ..............................          215,340
                                                                    ------------
                 PHARMACEUTICALS -- 1.10%
       1,000     Acino Holding AG .............................          192,996
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 0.72%
        700      Swatch Group AG ..............................          126,712
--------------------------------------------------------------------------------
                  TOTAL SWITZERLAND                                    2,339,852
                                                                    ------------

TAIWAN -- 1.22%
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.22%
      22,806     Taiwan Semiconductor Manufacturing
                       Company Ltd. -- ADR ....................          213,692
--------------------------------------------------------------------------------
                  TOTAL TAIWAN ................................          213,692
                                                                    ------------

UNITED KINGDOM -- 4.44%
                 BEVERAGES -- 2.75%
       7,000     Diageo PLC -- ADR ............................          482,020
                                                                    ------------
                 COMMERCIAL SERVICES & SUPPLIES -- 0.53%
      14,000     Experian Group Ltd. ..........................           92,783
                                                                    ------------
                 FOOD PRODUCTS -- 0.08%
        320      Cadbury PLC -- ADR ...........................           13,101
                                                                    ------------
                 SOFTWARE -- 1.08%
       3,400     NDS Group PLC -- ADR(a) ......................          190,026
--------------------------------------------------------------------------------
                 TOTAL UNITED KINGDOM                                    777,930
                                                                    ------------

UNITED STATES -- 0.29%
                 AUTO COMPONENTS -- 0.29%
       1,500     Autoliv, Inc. ................................           50,625
--------------------------------------------------------------------------------
                 TOTAL UNITED STATES ..........................           50,625
                                                                    ------------


TOTAL COMMON STOCKS ................................................  15,921,611
--------------------------------------------------------------------------------
(COST $21,154,016)



--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

PREFERRED STOCKS -- 1.68%
BRAZIL -- 1.68%
                 BEVERAGES -- 0.31%
       1,000     Companhia de Bebidas das Americas (AMBEV), ADR     $     54,610
                                                                    ------------
                 OIL & GAS -- 1.37%
       6,400     Petroleo Brasileiro S.A. -- ADR ..............          239,488
--------------------------------------------------------------------------------
                 TOTAL BRAZIL .................................          294,098
                                                                    ------------


TOTAL PREFERRED STOCKS ........................................          294,098
--------------------------------------------------------------------------------
(COST $307,823)

SHORT TERM INVESTMENTS -- 9.11%
INVESTMENT COMPANIES -- 6.35%
     263,609     AIM STIT-STIC Prime Portfolio ................          263,609
     549,451     Fidelity Institutional Government Portfolio ..          549,451
     300,000     SEI Daily Income Trust Treasury II Fund -- Class B      300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES                                             1,113,060
                                                                    ------------


U.S. TREASURY BILLS -- 2.76%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 2.76%
$ 375,000          1.51%, 10/02/2008 ..........................          374,984
  110,000          1.40%, 10/09/2008 ..........................          109,966
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS .....................................          484,950
                                                                    ------------



TOTAL SHORT TERM INVESTMENTS ..................................        1,598,010
--------------------------------------------------------------------------------
(COST $1,598,010)


TOTAL INVESTMENTS -- 101.58% ..................................       17,813,719
--------------------------------------------------------------------------------
(COST $23,059,849)

Liabilities in Excess of Other Assets -- (1.58)% ..............         (277,882)
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $ 17,535,837
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a)    NON INCOME PRODUCING


* SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING VALUATION
  OF SECURITIES.










THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              29


                           BUFFALO JAYHAWK CHINA FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.94%
CONSUMER DISCRETIONARY -- 6.72%
                 AUTO COMPONENTS -- 1.45%
   4,325,000     Launch Tech Company Ltd. -- Class H ..........     $    277,303
                                                                    ------------
                 AUTOMOBILES -- 1.69%
   1,377,894     Chongqing Changan Automobile Co., Ltd.(a) ....          323,567
                                                                    ------------
                 DISTRIBUTORS -- 0.22%
      65,000     Matsunichi Comm Hl(a) ........................           41,380
                                                                    ------------
                 MEDIA -- 3.36%
  10,009,000     HC International, Inc.(a) ....................          641,251
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 0.00%
  25,768,000     Tack Fat Group International Ltd.(a)(b) ......                0
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................        1,283,501
                                                                    ------------
CONSUMER STAPLES -- 3.26%
                 FOOD PRODUCTS -- 3.26%
     771,000     China Green (Holdings) Limiited ..............          621,479
--------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES .......................          621,479
                                                                    ------------
ENERGY -- 10.65%
                 COAL & CONSUMABLE FUELS -- 2.47%
     192,500     China Shenhua Energy Co. .....................          472,188
                                                                    ------------
                 OIL & GAS -- 8.18%
     712,000     China Petroleum & Chemical Corp. -- Class H ..          561,933
     455,000     CNOOC Ltd. ...................................          511,145
     470,000     PetroChina Company Ltd. ......................          487,905
                                                                    ------------
                                                                       1,560,983
--------------------------------------------------------------------------------
                 TOTAL ENERGY .................................        2,033,171
                                                                    ------------
FINANCIALS -- 0.65%
                 COMMERCIAL BANKS -- 0.65%
      51,000     China Merchants Bank Co., Ltd. ...............          123,160
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................          123,160
                                                                    ------------
HEALTH CARE -- 21.06%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 9.69%
   7,955,815     Golden Meditech Company Ltd. .................        1,849,464
                                                                    ------------
                 PHARMACEUTICALS -- 11.37%
      65,172     China Biologic Products Inc.(a) ..............          128,715
  12,106,000     Hua Han Bio-Pharmaceutical Holdings Ltd. -- Class H   2,042,391
                                                                    ------------
                                                                       2,171,106
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        4,020,570
                                                                    ------------
INDUSTRIALS -- 19.54%
                 AIRLINES -- 2.79%
   2,723,000     China Southern Airline Co. Ltd. -- Class H(a)           532,632
                                                                    ------------
                 COMMERCIAL SERVICES & SUPPLIES -- 1.88%
  10,320,000     Jolimark Holdings Ltd. .......................          358,848
                                                                    ------------
                 MACHINERY -- 3.26%
     910,794     China International Marine Containers
                  (Group) Co. Ltd.(a) .........................          622,847
                                                                    ------------

--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

SHARES                                                               FAIR VALUE*
--------------------------------------------------------------------------------

INDUSTRIALS (CONTINUED)
                 ROAD & RAIL -- 4.23%
   1,980,350     China Shipping Container Lines Company Ltd. --
                   Class H ....................................     $    340,797
     941,025     Dazhong Trans(a) .............................          467,390
                                                                    ------------
                                                                         808,187
                                                                    ------------
                 TRANSPORTATION INFRASTRUCTURE -- 7.38%
     886,000     Anhui Expressway Co. .........................          462,756
     670,000     Beijing Capital International Airport Co. Ltd. --
                   Class H ....................................          553,403
   1,059,500     Guangdong Provincial Expressway Development
                   Co. Ltd. -- Class B(a) .....................          391,587
                                                                    ------------
                                                                       1,407,746
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        3,730,260
                                                                    ------------
INFORMATION TECHNOLOGY -- 10.51%
                 COMMUNICATIONS EQUIPMENT -- 1.65%
      54,000     Vtech Holdings Ltd ...........................          315,837
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.92%
   4,902,000     Kwang Sung Electronics H.K.(b) ...............        1,130,039
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 0.10%
     594,000     China Lotsynergy Holdings Ltd.(a) ............           18,181
                                                                    ------------
                 SOFTWARE -- 2.84%
     300,000     CDC Corporation(a) ...........................          543,000
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................        2,007,057
                                                                    ------------
MATERIALS -- 4.34%
                 CONSTRUCTION MATERIALS -- 0.80%
      40,000     Anhui Conch Cement Co. Ltd.(a) ...............          152,788
                                                                    ------------
                 METALS & MINING -- 3.54%
     400,000     Aluminum Corporation of China Ltd. ...........          243,511
     163,000     Jiangxi Copper Company Ltd. -- Class H .......          163,236
     260,000     Yanzhou Coal Mining Company Ltd. -- Class H ..          268,100
                                                                    ------------
                                                                         674,847
--------------------------------------------------------------------------------
                 TOTAL MATERIALS ..............................          827,635
                                                                    ------------
TELECOMMUNICATION SERVICES -- 8.76%
                 DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.74%
   1,272,000     China Telecom Corp. Ltd. -- Class H ..........          522,020
                                                                    ------------
                 WIRELESS TELECOMMUNICATION SERVICES -- 6.02%
      59,500     China Mobile Ltd. ............................          596,052
     368,000     China Unicom Ltd. ............................          553,605
                                                                    ------------
                                                                       1,149,657
--------------------------------------------------------------------------------
                 TOTAL TELECOMMUNICATION SERVICES .............        1,671,677
                                                                    ------------
UTILITIES -- 11.45%
                 ELECTRIC UTILITIES -- 11.45%
   1,588,000     Datang International Power Generation
                   Company Ltd. -- Class H ....................          886,394
   2,386,000     Huadian Power International Corp. Ltd. --
                   Class H ....................................          598,861
   1,052,000     Huaneng Power International, Inc. -- Class H .          699,419
                                                                    ------------
                                                                       2,184,674
--------------------------------------------------------------------------------
                 TOTAL UTILITIES ..............................        2,184,674
                                                                    ------------

TOTAL COMMON STOCKS ...........................................       18,503,184
--------------------------------------------------------------------------------
(COST $31,497,299)

--------------------------------------------------------------------------------
                                                                              31


                           BUFFALO JAYHAWK CHINA FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

 SHARES OR
FACE AMOUNT                                                          FAIR VALUE*
--------------------------------------------------------------------------------

WARRANTS -- 0.00%
                 Matsunichi Comm. Warrants(b)
      19,500       Expiration: July, 2010,
                   Excercise Price: $6.000 ....................     $          0
                                                                    ------------

TOTAL WARRANTS ................................................                0
--------------------------------------------------------------------------------
(COST $0)

SHORT TERM INVESTMENTS -- 1.52%
INVESTMENT COMPANIES -- 1.52%
       5,715     AIM STIT-STIC Prime Portfolio ................            5,715
     220,219     Fidelity Institutional Government Portfolio ..          220,219
      63,526     SEI Daily Income Trust Treasury II Fund --
                   Class B ....................................           63,526
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES ....................................          289,460
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................          289,460
--------------------------------------------------------------------------------
(COST $289,460)

TOTAL INVESTMENTS -- 98.46% ...................................       18,792,644
(COST $31,786,759)

Other Assets in Excess of Liabilities -- 1.54% ................          294,567
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $ 19,087,211
                                                                    ============

(a) NON INCOME PRODUCING
(b) FAIR VALUED SECURITY. THE TOTAL VALUE OF THESE SECURITIES AMOUNTED
    TO $1,130,039 (5.92% OF NET ASSETS) AT SEPTEMBER 30, 2008.
*   SEE NOTE 1A OF ACCOMPANYING NOTES TO FINANCIAL STATEMENTS REGARDING
    VALUATION OF SECURITIES.





As of September 30, 2008, the country diversification was as follows:
--------------------------------------------------------------------------------
                                                          FAIR
                                                          VALUE       PERCENTAGE
--------------------------------------------------------------------------------
China ..........................................       $12,130,074       63.55%
Hong Kong ......................................         6,373,110       33.39%
                                                       -----------      ------
Total Common Stock .............................        18,503,184       96.94%
Total Short Term Investments ...................           289,460        1.52%
                                                       -----------      ------
Total Investments ..............................        18,792,644       98.46%
Other Assets in Excess of Liabilities ..........           294,567        1.54%
                                                       -----------      ------
TOTAL NET ASSETS ...............................       $19,087,211      100.00%
                                                       ===========      ======


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
31


                             BUFFALO LARGE CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.55%
CONSUMER DISCRETIONARY -- 10.17%
                 INTERNET & CATALOG RETAIL -- 3.88%
      54,300     eBay Inc.(a) .................................     $  1,215,234
                                                                    ------------
                 MEDIA -- 6.29%
      34,750     Viacom Inc. -- Class B(a) ....................          863,190
      36,000     The Walt Disney Co. ..........................        1,104,840
                                                                    ------------
                                                                       1,968,030
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................        3,183,264
                                                                    ------------
CONSUMER STAPLES -- 9.52%
                 BEVERAGES -- 2.07%
       9,100     PepsiCo, Inc. ................................          648,557
                                                                    ------------
                 FOOD & STAPLES RETAILING -- 7.45%
      37,400     Walgreen Co. .................................        1,157,904
      58,600     Whole Foods Market, Inc. .....................        1,173,758
                                                                    ------------
                                                                       2,331,662
--------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES ......................        2,980,219
                                                                    ------------
FINANCIALS -- 15.78%
                 COMMERCIAL BANKS -- 3.23%
      14,000     Northern Trust Corp. .........................        1,010,800
                                                                    ------------
                 DIVERSIFIED FINANCIAL SERVICES -- 10.17%
      25,200     American Express Co. .........................          892,836
       8,600     Franklin Resources, Inc. .....................          757,918
      17,600     Legg Mason, Inc. .............................          669,856
      16,100     T. Rowe Price Group, Inc. ....................          864,731
                                                                    ------------
                                                                       3,185,341
                                                                    ------------
                 INSURANCE -- 2.38%
      17,100     Principal Financial Group, Inc. ..............          743,679
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS                                      4,939,820
                                                                    ------------
HEALTH CARE -- 24.79%
                 BIOTECHNOLOGY -- 2.60%
      17,900     Gilead Sciences, Inc.(a) .....................          815,882
                                                                    ------------
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 1.05%
       6,100     Covidien Ltd.(b) .............................          327,936
                                                                    ------------
                 PHARMACEUTICALS -- 21.14%
      10,400     Barr Pharmaceuticals Inc.(a) .................          679,120
      16,300     Bayer AG -- ADR(b) ...........................        1,188,751
     109,500     Schering-Plough Corp. ........................        2,022,465
      34,000     Shire Pharmaceuticals PLC -- ADR(b) ..........        1,623,500
      29,900     Wyeth ........................................        1,104,506
                                                                    ------------
                                                                       6,618,342
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        7,762,160
                                                                    ------------
INDUSTRIALS -- 6.85%
                 AIR FREIGHT & LOGISTICS -- 4.19%
      16,600     FedEx Corp. ..................................        1,312,064
                 COMMERCIAL SERVICES & SUPPLIES -- 2.66%
      19,500     Automatic Data Processing, Inc. ..............          833,625
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        2,145,689
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              33


                             BUFFALO LARGE CAP FUND


--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 29.44%
                 COMMUNICATIONS EQUIPMENT -- 6.83%
      47,300     Cisco Systems, Inc.(a) .......................     $  1,067,088
      68,500     Corning, Inc. ................................        1,071,340
                                                                    ------------
                                                                       2,138,428
                                                                    ------------
                 COMPUTERS & PERIPHERALS -- 2.12%
      36,500     NetApp, Inc.(a) ..............................          665,395
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 1.48%
      26,700     Yahoo!, Inc.(a) ..............................          461,910
                                                                    ------------
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 12.39%
      66,400     Applied Materials, Inc. ......................        1,004,632
      44,300     Broadcom Corp. -- Class A(a) .................          825,309
      62,500     Intel Corp. ..................................        1,170,625
      40,900     Texas Instruments, Inc. ......................          879,350
                                                                    ------------
                                                                       3,879,916
                                                                    ------------
                 SOFTWARE -- 6.62%
      27,500     Electronic Arts Inc.(a) ......................        1,017,225
      39,500     Microsoft Corp. ..............................        1,054,255
                                                                    ------------
                                                                       2,071,480
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................        9,217,129
                                                                    ------------

TOTAL COMMON STOCKS ...........................................       30,228,281
--------------------------------------------------------------------------------
(COST $31,572,611)

SHORT TERM INVESTMENTS -- 4.40%
INVESTMENT COMPANIES -- 4.40%
     451,540     AIM STIT-STIC Prime Portfolio ................          451,540
     674,640     Fidelity Institutional Government Portfolio ..          674,640
     252,806     SEI Daily Income Trust Treasury II Fund --
                   Class B ....................................          252,806
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................        1,378,986
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................        1,378,986
--------------------------------------------------------------------------------
(COST $1,378,986)

TOTAL INVESTMENTS -- 100.95% ..................................       31,607,267
(COST $32,951,597)

Liabilities in Excess of Other Assets -- (0.95)% ..............         (297,565)
                                                                    ------------
TOTAL NET ASSETS -- 100.00% ...................................     $ 31,309,702
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
(a)    NON INCOME PRODUCING
(b)    FOREIGN ISSUED SECURITY



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
34


                             BUFFALO MICRO CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.03%
CONSUMER DISCRETIONARY -- 21.10%
                 HOTELS RESTAURANTS & LEISURE -- 5.72%
      86,726     McCormick & Schmick's Seafood Restaurants,
                   Inc.(a) ....................................     $    844,711
      15,400     Steiner Leisure Ltd.(a)(b) ...................          529,452
                                                                    ------------
                                                                       1,374,163
                                                                    ------------
                 INTERNET & CATALOG RETAIL -- 2.24%
      92,700     Coldwater Creek, Inc.(a) .....................          536,733
                                                                    ------------
                 LEISURE EQUIPMENT & PRODUCTS -- 1.84%
      34,100     Winnebago Industries, Inc. ...................          440,572
                                                                    ------------
                 SPECIALTY RETAIL -- 4.43%
      77,600     A.C. Moore Arts & Crafts, Inc.(a) ............          486,552
      83,850     Cache, Inc.(a) ...............................          576,050
                                                                    ------------
                                                                       1,062,602
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 6.87%
      79,009     The Dixie Group, Inc.(a) .....................          580,716
                 Oxford Industries, Inc. ......................        1,069,362
                                                                    ------------
                                                                       1,650,078
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................        5,064,148
                                                                    ------------

FINANCIALS -- 17.42%
                 CAPITAL MARKETS -- 5.28%
      48,600     Sanders Morris Harris Group, Inc. ............          420,390
      10,000     Stifel Financial Corp.(a) ....................          499,000
      41,400     Thomas Weisel Partners Group, Inc.(a) ........          349,002
                                                                    ------------
                                                                       1,268,392
                                                                    ------------
                 COMMERCIAL BANKS -- 3.42%
      33,900     Boston Private Financial Holdings, Inc. ......          296,286
      12,600     PrivateBancorp, Inc. .........................          524,916
                                                                    ------------
                                                                         821,202
                                                                    ------------
                 DIVERSIFIED FINANCIAL SERVICES -- 8.72%
      29,700     Cohen & Steers, Inc. .........................          841,401
      27,900     Hennessy Advisors, Inc. ......................          140,895
     137,500     MarketAxess Holdings, Inc.  (a) ..............        1,109,625
                                                                    ------------
                                                                       2,091,921
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................        4,181,515
                                                                    ------------

HEALTH CARE -- 16.02%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 8.65%
      84,500     Align Technology, Inc.(a) ....................          915,135
      16,025     Meridian Bioscience, Inc. ....................          465,366
     169,900     Remedent, Inc.(a) ............................          212,375
      42,400     Spectranetics Corp.(a) .......................          196,312
     101,800     Trinity Biotech PLC -- ADR   (a)(b) ..........          288,094
                                                                    ------------
                                                                       2,077,282
                                                                    ------------
                 HEALTH CARE PROVIDERS & SERVICES -- 5.02%
      11,600     ICON PLC -- ADR(a)(b) ........................          443,700
      12,900     MWI Veterinary Supply, Inc. (a) ..............          506,841
      31,000     Virtual Radiologic Corp.(a) ..................          252,960
                                                                    ------------
                                                                       1,203,501
                                                                    ------------

--------------------------------------------------------------------------------
35


                             BUFFALO MICRO CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
                 PHARMACEUTICALS -- 2.35%
     143,900     Bioform Medical, Inc.(a) .....................     $    564,088
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................        3,844,871
                                                                    ------------

INDUSTRIALS -- 14.18%
                 COMMERCIAL SERVICES & SUPPLIES -- 14.18%
      11,500     Capella Education Company(a) .................          492,890
      74,700     Cbiz, Inc.(a) ................................          631,215
       3,834     Exponent, Inc.(a) ............................          126,867
      33,200     Heidrick & Struggles International, Inc. .....        1,000,980
      42,100     Innerworkings, Inc.(a) .......................          466,889
      40,200     Universal Technical Institute, Inc.(a) .......          685,812
                                                                    ------------
                                                                       3,404,653
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        3,404,653
                                                                    ------------

INFORMATION TECHNOLOGY -- 24.31%
                 COMPUTERS & PERIPHERALS -- 2.03%
      27,900     Stratasys, Inc.(a) ...........................          487,413
                                                                    ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.05%
      43,600     DTS, Inc.(a) .................................        1,213,388
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 6.66%
      36,100     DivX, Inc.(a) ................................          233,567
     123,000     Internap Network Services Corp.(a) ...........          428,040
      59,100     The Knot, Inc.(a) ............................          493,485
      45,050     LoopNet, Inc.(a) .............................          442,842
                                                                    ------------
                                                                       1,597,934
                                                                    ------------
                 PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES -- 4.35%
      70,300     Deltek, Inc.(a) ..............................          427,424
      65,600     PROS Holdings, Inc.(a) .......................          615,984
                                                                    ------------
                                                                       1,043,408
                                                                    ------------
                 SOFTWARE -- 6.22%
      59,700     Double-Take Software Inc.(a) .................          594,015
      39,300     Monotype Imaging Holdings Inc.(a) ............          437,409
      89,000     PDF Solutions, Inc.(a) .......................          462,800
                                                                    ------------
                                                                       1,494,224
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................        5,836,367
                                                                    ------------

TOTAL COMMON STOCKS ...........................................       22,331,554
--------------------------------------------------------------------------------
(COST $28,157,090)




--------------------------------------------------------------------------------
36

--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS -- 7.03%
INVESTMENT COMPANIES -- 7.03%
     677,289     AIM STIT-STIC Prime Portfolio ................     $    677,289
     710,237     Fidelity Institutional Government Portfolio ..          710,237
     300,000     SEI Daily Income Trust Treasury II Fund -- Class B      300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANIES                                             1,687,526
                                                                    ------------

TOTAL SHORT TERM INVESTMENTS ..................................        1,687,526
--------------------------------------------------------------------------------
(COST $1,687,526)

TOTAL INVESTMENTS -- 100.06% ..................................       24,019,080
--------------------------------------------------------------------------------
(COST $29,844,616)

Liabilities in Excess of Other Assets -- (0.06)% ..............          (13,896)
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $ 24,005,184
                                                                    ============



ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a)    NON INCOME PRODUCING
(b)    FOREIGN ISSUED SECURITY













THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              37


                              BUFFALO MID CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.98%
CONSUMER DISCRETIONARY -- 27.75%
                 AUTO COMPONENTS -- 4.44%
     154,300     Autoliv, Inc. ................................     $  5,207,625
     550,800     Gentex Corp. .................................        7,876,440
                                                                    ------------
                                                                      13,084,065
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 4.19%
      82,600     Chipolte Mexican Grill, Inc.(a) ..............        3,861,550
     161,175     Life Time Fitness, Inc.(a) ...................        5,039,942
     164,900     Royal Caribbean Cruises Ltd.(b) ..............        3,421,675
                                                                    ------------
                                                                      12,323,167
                                                                    ------------
                 LEISURE EQUIPMENT & PRODUCTS -- 0.92%
     212,100     Brunswick Corp. ..............................        2,712,759
                                                                    ------------
                 MEDIA -- 1.64%
     170,475     Interactive Data Corp. .......................        4,299,380
      17,200     Lamar Advertising Co.(a) .....................          531,308
                                                                    ------------
                                                                       4,830,688
                                                                    ------------
                 SPECIALTY RETAIL -- 11.89%
     138,800     Abercrombie & Fitch Co. -- Class A ...........        5,475,660
      34,810     Barnes & Noble, Inc. .........................          907,845
   1,531,800     Chico's FAS, Inc.(a) .........................        8,378,946
     293,200     PETsMART, Inc. ...............................        7,244,972
     150,600     Tiffany & Co. ................................        5,349,312
      90,400     Urban Outfitters, Inc.(a) ....................        2,881,048
     294,100     Williams-Sonoma, Inc. ........................        4,758,538
                                                                    ------------
                                                                      34,996,321
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 4.67%
      73,200     Mohawk Industries, Inc.(a) ...................        4,932,948
     132,200     Polo Ralph Lauren Corp. ......................        8,809,808
                                                                    ------------
                                                                      13,742,756
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       81,689,756
                                                                    ------------

CONSUMER STAPLES -- 2.00%
                  FOOD & STAPLES RETAILING -- 2.00%
293,800           Whole Foods Market, Inc. ....................        5,884,814
--------------------------------------------------------------------------------
                  TOTAL CONSUMER STAPLES ......................        5,884,814
                                                                    ------------

FINANCIALS -- 9.03%
                  DIVERSIFIED FINANCIAL SERVICES -- 9.03%
284,800           Janus Capital Group, Inc. ...................        6,914,944
133,150           Legg Mason, Inc. ............................        5,067,689
172,600           Morningstar, Inc.(a) ........................        9,574,122
93,900            T. Rowe Price Group, Inc. ...................        5,043,369
                                                                    ------------
                                                                      26,600,124
--------------------------------------------------------------------------------
                  TOTAL FINANCIALS ............................       26,600,124
                                                                    ------------




--------------------------------------------------------------------------------
38

--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 20.73%
                 BIOTECHNOLOGY -- 2.29%
     333,100     Amylin Pharmaceuticals, Inc.(a) ..............     $  6,735,282
                                                                    ------------
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 5.32%
     141,000     Dentsply International, Inc. .................        5,293,140
     343,700     Qiagen N.V.(a)(b) ............................        6,781,201
      68,300     Sigma-Aldrich Corp. ..........................        3,580,286
                                                                    ------------
                                                                      15,654,627
                                                                    ------------
                 HEALTH CARE PROVIDERS & SERVICES -- 8.68%
      99,900     Charles River Laboratories International, Inc.(a)     5,547,447
     379,400     IMS Health, Inc. .............................        7,174,454
     310,400     Pharmaceutical Product Development, Inc. .....       12,835,040
                                                                    ------------
                                                                      25,556,941
                                                                    ------------
                 PHARMACEUTICALS -- 4.44%
     366,600     Medicis Pharmaceutical Corp. -- Class A ......        5,466,006
     159,600     Shire Pharmaceuticals PLC -- ADR .............        7,620,900
                                                                    ------------
                                                                      13,086,906
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE                                    61,033,756
                                                                    ------------

INDUSTRIALS -- 16.07%
                 COMMERCIAL SERVICES & SUPPLIES -- 16.07%
473,000          Career Education Corp.(a) ....................        7,733,550
125,200          DeVry, Inc. ..................................        6,202,408
158,700          Hewitt Associates, Inc. -- Class A(a) ........        5,783,028
267,850          Iron Mountain, Inc.(a) .......................        6,538,218
207,200          ITT Educational Services, Inc.(a) ............       16,764,552
288,300          Monster Worldwide, Inc.(a) ...................        4,298,553
                                                                    ------------
                                                                      47,320,309
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................       47,320,309
                                                                    ------------

INFORMATION TECHNOLOGY -- 17.51%
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.61%
105,300          Dolby Laboratories, Inc. -- Class A(a) .......        3,705,507
416,100          Jabil Circuit, Inc. ..........................        3,969,594
                                                                    ------------
                                                                       7,675,101
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 3.27%
256,500          Akamai Technologies, Inc.(a) .................        4,473,360
307,000          DealerTrack Holdings Inc.(a) .................        5,169,880
                                                                    ------------
                                                                       9,643,240
                                                                    ------------
                 IT SERVICES -- 1.45%
 90,000          Fiserv, Inc.(a) ..............................        4,258,800
                                                                    ------------
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 5.70%
223,400          KLA-Tencor Corp. .............................        7,070,610
414,300          National Semiconductor Corp. .................        7,130,103
131,487          SanDisk Corp.(a) .............................        2,570,571
                                                                    ------------
                                                                      16,771,284
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              39


                              BUFFALO MID CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

  SHARES
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY (CONTINUED)
                 SOFTWARE -- 4.48%
  208,700        Citrix Systems, Inc.(a) ......................     $  5,271,762
  124,500        F5 Networks, Inc.(a) .........................        2,910,810
  333,300        Red Hat, Inc.(a) .............................        5,022,831
                                                                    ------------
                                                                      13,205,403
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................       51,553,828
                                                                    ------------

TELECOMMUNICATION SERVICES -- 3.89%
                 DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.89%
  575,400        NeuStar, Inc.(a) .............................       11,444,706
--------------------------------------------------------------------------------
                 TOTAL TELECOMMUNICATION SERVICES .............       11,444,706
                                                                    ------------


TOTAL COMMON STOCKS ...........................................      285,527,293
--------------------------------------------------------------------------------
(COST $325,939,007)

SHORT TERM INVESTMENTS -- 2.31%
INVESTMENT COMPANIES -- 1.97%
2,794,036        AIM STIT-STIC Prime Portfolio ................        2,794,036
1,993,690        Fidelity Institutional Government Portfolio ..        1,993,690
1,000,000        SEI Daily Income Trust Treasury II Fund -- Class B    1,000,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................        5,787,726
                                                                    ------------

U.S. TREASURY BILLS -- 0.34%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 0.34%
$1,010,000       1.40%, 10/09/2008 ............................        1,009,685
--------------------------------------------------------------------------------
                 TOTAL U.S. TREASURY BILLS ....................        1,009,685
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................        6,797,411
--------------------------------------------------------------------------------
(COST $6,797,411)


TOTAL INVESTMENTS -- 99.29% ...................................      292,324,704
--------------------------------------------------------------------------------
(COST $332,736,418)

Other Assets in Excess of Liabilities -- 0.71% ................        2,095,185
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $294,419,889
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
PLC -- PUBLIC LIMITED COMPANY
(a)    NON INCOME PRODUCING
(b)    FOREIGN ISSUED SECURITY






THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
40


                        BUFFALO SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.90%
CONSUMER DISCRETIONARY -- 4.40%
                 AUTO COMPONENTS -- 1.45%
   130,100       Gentex Corp. .................................     $  1,860,430
                                                                    ------------
                 INTERNET & CATALOG RETAIL -- 2.95%
   169,200       eBay Inc.(a) .................................        3,786,696
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................        5,647,126
                                                                    ------------

HEALTH CARE -- 35.75%
                 BIOTECHNOLOGY -- 4.04%
   103,800       Amylin Pharmaceuticals, Inc.(a) ..............        2,098,836
    27,600       Gilead Sciences, Inc.(a) .....................        1,258,008
    56,719       InterMune, Inc.(a) ...........................          970,462
    32,400       Sequenom, Inc.(a) ............................          862,488
                                                                    ------------
                                                                       5,189,794
                                                                    ------------
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 13.29%
   342,800       Align Technology, Inc.(a) ....................        3,712,524
   108,400       American Medical Systems Holdings, Inc.(a) ...        1,925,184
    25,500       Covidien Ltd.(b) .............................        1,370,880
    38,200       Dentsply International, Inc. .................        1,434,028
   129,500       Mentor Corp. .................................        3,089,870
   371,265       Orthovita, Inc.(a) ...........................          965,289
   103,900       Qiagen N.V.(a) (b) ...........................        2,049,947
   241,200       Trinity Biotech Plc -- ADR(a)(b) .............          682,596
    32,200       Varian Medical Systems, Inc.(a) ..............        1,839,586
                                                                    ------------
                                                                      17,069,904
                                                                    ------------
                 HEALTH CARE PROVIDERS & SERVICES -- 8.55%
    34,000       athenahealth Inc.(a) .........................        1,131,180
    37,500       Charles River Laboratories International, Inc.(a)     2,082,375
    22,200       Covance, Inc.(a) .............................        1,962,702
    88,400       IMS Health, Inc. .............................        1,671,644
    99,800       Pharmaceutical Product Development, Inc. .....        4,126,730
                                                                    ------------
                                                                      10,974,631
                                                                    ------------
                 PHARMACEUTICALS -- 9.87%
    26,000       Bayer AG -- ADR(b) ...........................        1,896,167
   376,000       Bioform Medical, Inc.(a) .....................        1,473,920
   162,300       Medicis Pharmaceutical Corp. -- Class A ......        2,419,893
   154,800       Schering-Plough Corp. ........................        2,859,156
    47,600       Shire Pharmaceuticals Group PLC -- ADR(b) ....        2,272,900
    47,400       Wyeth ........................................        1,750,956
                                                                    ------------
                                                                      12,672,992
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................       45,907,321
                                                                    ------------

INDUSTRIALS -- 0.82%
                 COMMERCIAL SERVICES & SUPPLIES -- 0.82%
    70,600       Monster Worldwide, Inc.(a) ...................        1,052,646
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................        1,052,646
                                                                    ------------



--------------------------------------------------------------------------------
                                                                              41

                         BUFFALO SCIENCE & TECHNOLOGY FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 53.48%
                 COMMUNICATIONS EQUIPMENT -- 8.28%
   119,300       Adtran, Inc. .................................     $  2,325,157
   174,600       Cisco Systems, Inc.(a) .......................        3,938,976
   192,900       Corning, Inc. ................................        3,016,956
    72,600       Nokia Oyj -- ADR(b) ..........................        1,353,990
                                                                    ------------
                                                                      10,635,079
                                                                    ------------
                 COMPUTERS & PERIPHERALS -- 4.13%
   185,300       EMC Corp.(a) .................................        2,216,188
   169,200       NetApp, Inc.(a) ..............................        3,084,516
                                                                    ------------
                                                                       5,300,704
                                                                    ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.13%
    33,600       Dolby Laboratories, Inc. -- Class A(a) .......        1,182,384
   159,500       Jabil Circuit, Inc. ..........................        1,521,630
    43,650       National Instruments Corp. ...................        1,311,683
                                                                    ------------
                                                                       4,015,697
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 5.20%
   136,400       Akamai Technologies, Inc.(a) .................        2,378,816
    98,300       Internap Network Services Corp.(a) ...........          342,084
   151,900       The Knot, Inc.(a) ............................        1,268,365
   155,100       Yahoo!, Inc.(a) ..............................        2,683,230
                                                                    ------------
                                                                       6,672,495
                                                                    ------------
                 IT SERVICES -- 1.75%
   47,600        Fiserv, Inc.(a) ..............................        2,252,432
                                                                    ------------
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 21.65%
   125,700       Applied Materials, Inc. ......................        1,901,841
   139,900       Broadcom Corp. -- Class A(a) .................        2,606,337
    64,500       Cabot Microelectronics Corp.(a) ..............        2,069,160
    50,600       Cree, Inc.(a) ................................        1,152,668
   172,285       FormFactor Inc.(a) ...........................        3,001,205
   131,650       Intel Corp. ..................................        2,465,804
   225,250       Maxim Integrated Products, Inc. ..............        4,077,025
   172,300       MKS Instruments, Inc.(a) .....................        3,430,493
    61,800       SanDisk Corp.(a) .............................        1,208,190
   253,600       Semtech Corp.(a) .............................        3,540,256
   109,300       Texas Instruments, Inc. ......................        2,349,950
                                                                    ------------
                                                                      27,802,929
                                                                    ------------
                 SOFTWARE -- 9.34%
    72,200       Citrix Systems, Inc.(a) ......................        1,823,772
    58,700       Electronic Arts Inc.(a) ......................        2,171,313
    83,800       F5 Networks, Inc.(a) .........................        1,959,244
   115,207       Manhattan Associates, Inc.(a) ................        2,573,724
    80,300       Oracle Corp.(a) ..............................        1,630,893
   121,700       Red Hat, Inc.(a) .............................        1,834,019
                                                                    ------------
                                                                      11,992,965
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................       68,672,301
                                                                    ------------


--------------------------------------------------------------------------------
42

--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 2.45%
                 DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.45%
   158,300       NeuStar, Inc.(a) .............................     $  3,148,587
--------------------------------------------------------------------------------
TOTAL TELECOMMUNICATION SERVICES ..............................        3,148,587
                                                                    ------------


TOTAL COMMON STOCKS ...........................................      124,427,981
--------------------------------------------------------------------------------
(COST $141,522,343)

SHORT TERM INVESTMENTS -- 2.28%
INVESTMENT COMPANIES -- 0.47%
   242,882    AIM STIT-STIC Prime Portfolio ...................          242,882
   255,936    Fidelity Institutional Government Portfolio .....          255,936
   100,000    SEI Daily Income Trust Treasury II Fund -- Class B         100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT COMPANY ......................................          598,818
                                                                    ------------


U.S. TREASURY BILLS -- 1.81%
                  PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 1.81%
$1,110,000        1.51%, 10/02/2008 ...........................        1,109,954
 1,215,000        1.40%, 10/09/2008 ...........................        1,214,621
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY BILLS .....................................        2,324,575
                                                                    ------------

TOTAL SHORT TERM INVESTMENTS                                           2,923,393
--------------------------------------------------------------------------------
(COST $2,923,392)


TOTAL INVESTMENTS -- 99.18% ...................................      127,351,374
--------------------------------------------------------------------------------
(COST $144,445,735)

Other Assets in Excess of Liabilities -- 0.82% ................        1,055,676
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................     $128,407,050
                                                                    ============

ADR -- AMERICAN DEPOSITARY RECEIPT
(a)    NON INCOME PRODUCING
(b)    FOREIGN ISSUED SECURITY





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              43


                             BUFFALO SMALL CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 96.15%
CONSUMER DISCRETIONARY -- 24.28%
                 AUTO COMPONENTS -- 1.33%
 1,396,964       Gentex Corp. .................................     $ 19,976,585
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 9.11%
 1,735,320       Ameristar Casinos, Inc. ......................       24,624,191
   584,850       Life Time Fitness, Inc.(a) ...................       18,288,259
 1,831,700       P.F. Chang's China Bistro, Inc.(a)(c) ........       43,118,218
   998,450       Panera Bread Co.(a) ..........................       50,821,105
                                                                    ------------
                                                                     136,851,773
                                                                    ------------
                 HOUSEHOLD DURABLES -- 0.02%
    12,600       Ethan Allen Interiors, Inc. ..................          353,052
                                                                    ------------
                 INTERNET & CATALOG RETAIL -- 2.99%
 7,744,200       Coldwater Creek, Inc.(a)(c) ..................       44,838,918
                                                                    ------------
                 LEISURE EQUIPMENT & PRODUCTS -- 6.03%
     4,700       Brunswick Corp. ..............................           60,113
 1,222,955       MarineMax, Inc.(a)(c) ........................        8,841,965
 1,095,400       Winnebago Industries, Inc. ...................       14,152,568
 2,208,925       WMS Industries, Inc.(a) ......................       67,526,837
                                                                    ------------
                                                                      90,581,483
                                                                    ------------
                 MEDIA -- 1.60%
 2,636,100       Lions Gate Entertainment Corp.(a)(b) .........       23,988,510
                                                                    ------------
                 SPECIALTY RETAIL -- 1.36%
 2,650,900       Christopher & Banks Corp.(c) .................       20,332,403
                                                                    ------------
                 TEXTILES, APPAREL & LUXURY GOODS -- 1.84%
 1,069,625       Oxford Industries, Inc.(c) ...................       27,628,414
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................      364,551,138
                                                                    ------------

FINANCIALS -- 4.51%
                 CAPITAL MARKETS -- 1.45%
   662,062       Raymond James Financial, Inc. ................       21,834,805
                                                                    ------------
                 COMMERCIAL BANKS -- 2.09%
 1,361,300       Boston Private Financial Holdings, Inc. ......       11,897,762
   466,635       PrivateBancorp, Inc. .........................       19,440,014
                                                                    ------------
                                                                      31,337,776
                                                                    ------------
                 DIVERSIFIED FINANCIAL SERVICES -- 0.97%
 1,801,706       MarketAxess Holdings, Inc.  (a)(c) ...........       14,539,767
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................       67,712,348
                                                                    ------------

HEALTH CARE -- 24.52%
                 BIOTECHNOLOGY -- 2.34%
 1,196,150       Amylin Pharmaceuticals, Inc.(a) ..............       24,186,153
   642,957       InterMune, Inc.(a) ...........................       11,000,994
                                                                    ------------
                                                                      35,187,147
                                                                    ------------
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 10.59%
 4,570,125       Align Technology, Inc.(a)(c) .................       49,494,454
 2,405,260       American Medical Systems Holdings, Inc.(a) ...       42,717,418
 1,715,600       Mentor Corp.(c) ..............................       40,934,216
   847,750       Wright Medical Group, Inc.(a) ................       25,805,510
                                                                    ------------
                                                                     158,951,598
                                                                    ------------



--------------------------------------------------------------------------------
44


--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
                 HEALTH CARE PROVIDERS & SERVICES -- 8.50%
   423,775       Charles River Laboratories International, Inc.(a)  $ 23,532,226
   120,700       Covance, Inc.(a) .............................       10,671,087
 1,390,056       Pharmaceutical Product Development, Inc. .....       57,478,815
 1,844,300       PSS World Medical, Inc.(a) ...................       35,963,850
                                                                    ------------
                                                                     127,645,978
                                                                    ------------
                 HEALTH CARE TECHNOLOGY -- 1.48%
 1,791,600       Allscripts Healthcare Solutions, Inc.(a) .....       22,287,504
                                                                    ------------
                 PHARMACEUTICALS -- 1.61%
 1,618,600       Medicis Pharmaceutical Corp. -- Class A ......       24,133,326
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................      368,205,553
                                                                    ------------

INDUSTRIALS -- 18.30%
                 COMMERCIAL SERVICES & SUPPLIES -- 18.30%
 4,534,490       Corinthian Colleges, Inc.(a)(c) ..............       68,017,350
   592,483       DeVry, Inc. ..................................       29,351,608
 1,333,100       FirstService Corp.(a)(b) .....................       19,489,922
 1,278,200       Heidrick & Struggles International, Inc.(c) ..       38,537,730
   663,000       ITT Educational Services, Inc.(a) ............       53,643,330
 2,078,600       Korn/Ferry International(a) ..................       37,040,652
 1,445,050       Navigant Consulting, Inc.(a) .................       28,742,044
                                                                    ------------
                                                                     274,822,636
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................      274,822,636
                                                                    ------------

INFORMATION TECHNOLOGY -- 23.21%
                 COMMUNICATIONS EQUIPMENT -- 1.72%
 1,325,508       Adtran, Inc. .................................       25,834,151
                                                                    ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 3.69%
   803,692       Dolby Laboratories, Inc. -- Class A(a) .......       28,281,921
   905,375       National Instruments Corp. ...................       27,206,519
                                                                    ------------
                                                                      55,488,440
                                                                    ------------
                 INTERNET SOFTWARE & SERVICES -- 2.32%
 2,797,000       Internap Network Services Corp.(a)(c) ........        9,733,560
 1,913,100       The Knot, Inc.(a)(c) .........................       15,974,385
   936,200       LoopNet, Inc.(a) .............................        9,202,846
                                                                    ------------
                                                                      34,910,791
                                                                    ------------
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 12.60%
   979,642       Cabot Microelectronics Corp.(a) ..............       31,426,915
 1,326,900       Cree, Inc.(a) ................................       30,226,782
 1,503,450       Fairchild Semiconductor International, Inc.(a)       13,365,671
 1,778,300       FormFactor, Inc.(a) ..........................       30,977,986
 2,294,868       MKS Instruments, Inc.(a) .....................       45,690,822
 2,682,200       Semtech Corp.(a) .............................       37,443,512
                                                                    ------------
                                                                     189,131,688
                                                                    ------------
                 SOFTWARE -- 2.88%
   600,200       F5 Networks, Inc.(a) .........................       14,032,676
 1,304,600       Manhattan Associates, Inc.(a)(c) .............       29,144,764
                                                                    ------------
                                                                      43,177,440
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY                        348,542,510
                                                                    ------------




--------------------------------------------------------------------------------
                                                                              45


                             BUFFALO SMALL CAP FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

  SHARES
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES -- 1.33%
                 DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.33%
 1,006,700       NeuStar, Inc.(a) .............................     $ 20,023,263
--------------------------------------------------------------------------------
TOTAL TELECOMMUNICATION SERVICES ..............................       20,023,263
                                                                    ------------


TOTAL COMMON STOCKS ...........................................    1,443,857,448
--------------------------------------------------------------------------------
(COST $1,502,587,912)

PREFERRED STOCKS -- 0.12%
FINANCIALS -- 0.12%
                 REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.12%
    96,700       Firstservice Corp.(b) ........................        1,764,775
--------------------------------------------------------------------------------
                 TOTAL FINANCIALS .............................        1,764,775
                                                                    ------------


TOTAL PREFERRED STOCKS ........................................        1,764,775
--------------------------------------------------------------------------------
(COST $1,738,105)

SHORT TERM INVESTMENTS -- 3.93%
INVESTMENT COMPANIES -- 2.66%
16,271,172       AIM STIT-STIC Prime Portfolio ................       16,271,172
13,669,434       Fidelity Institutional Government Portfolio ..       13,669,434
10,000,000       SEI Daily Income Trust Treasury II Fund -- Class B   10,000,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................       39,940,606
                                                                    ------------


U.S. TREASURY BILLS -- 1.27%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 1.27%
$7,760,000       1.45%, 10/02/2008 ............................        7,759,686
11,275,000       1.40%, 10/09/2008 ............................       11,271,488
--------------------------------------------------------------------------------
                 TOTAL U.S. TREASURY BILLS ....................       19,031,174
                                                                    ------------



TOTAL SHORT TERM INVESTMENTS ..................................       58,971,780
--------------------------------------------------------------------------------
(COST $58,971,780)


TOTAL INVESTMENTS -- 100.20% ..................................    1,504,594,003
--------------------------------------------------------------------------------
(COST $1,563,297,797)

Liabilities in Excess of Other Assets -- (0.20)% ..............       (3,033,858)
                                                                    ------------

TOTAL NET ASSETS -- 100.00% ...................................   $1,501,560,145
                                                                  ==============

(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY
(c) AFFILIATED COMPANY; THE FUND OWNS 5% OR MORE OF THE OUTSTANDING VOTING
    SECURITIES OF THE ISSUER. SEE NOTE 7 TO THE FINANCIAL STATEMENTS FOR FURTHER
    INFORMATION.



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
46


                             BUFFALO USA GLOBAL FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.82%
CONSUMER DISCRETIONARY -- 13.07%
                 AUTO COMPONENTS -- 4.17%
   161,900       Gentex Corp. .................................     $  2,315,170
    68,500       Johnson Controls, Inc. .......................        2,077,605
                                                                    ------------
                                                                       4,392,775
                                                                    ------------
                 HOTELS RESTAURANTS & LEISURE -- 6.51%
    65,900       Carnival Corp.(b) ............................        2,329,565
    49,500       McDonald's Corp. .............................        3,054,150
    45,100       Yum! Brands, Inc. ............................        1,470,711
                                                                    ------------
                                                                       6,854,426
                                                                    ------------
                 INTERNET & CATALOG RETAIL -- 2.39%
   112,500       eBay Inc.(a) .................................        2,517,750
--------------------------------------------------------------------------------
                 TOTAL CONSUMER DISCRETIONARY .................       13,764,951
                                                                    ------------

CONSUMER STAPLES -- 9.05%
                 BEVERAGES -- 2.71%
    53,900       The Coca-Cola Co. ............................        2,850,232
                                                                    ------------
                 HOUSEHOLD PRODUCTS -- 6.34%
    27,000       Colgate-Palmolive Co. ........................        2,034,450
    28,600       Kimberly-Clark Corp. .........................        1,854,424
    40,015       Procter & Gamble Co. .........................        2,788,645
                                                                    ------------
                                                                       6,677,519
--------------------------------------------------------------------------------
                 TOTAL CONSUMER STAPLES .......................        9,527,751
                                                                    ------------

ENERGY -- 5.50%
                 ENERGY EQUIPMENT & SERVICES -- 5.50%
    68,700       Halliburton Co. ..............................        2,225,193
    45,600       Schlumberger Ltd.(b) .........................        3,560,904
                                                                    ------------
                                                                       5,786,097
--------------------------------------------------------------------------------
                 TOTAL ENERGY .................................        5,786,097
                                                                    ------------

HEALTH CARE -- 14.76%
                 HEALTH CARE EQUIPMENT & SUPPLIES -- 8.88%
    25,200       Baxter International, Inc. ...................        1,653,876
    54,000       Dentsply International, Inc. .................        2,027,160
    89,900       Mentor Corp. .................................        2,145,014
    32,600       Sigma-Aldrich Corp. ..........................        1,708,892
    31,800       Varian Medical Systems, Inc.(a) ..............        1,816,734
                                                                    ------------
                                                                       9,351,676
                                                                    ------------
                 HEALTH CARE PROVIDERS & SERVICES -- 2.53%
    64,500       Pharmaceutical Product Development, Inc. .....        2,667,075
                                                                    ------------
                 PHARMACEUTICALS -- 3.35%
    31,900       Abbott Laboratories ..........................        1,836,802
    24,400       Johnson & Johnson ............................        1,690,432
                                                                    ------------
                                                                       3,527,234
--------------------------------------------------------------------------------
                 TOTAL HEALTH CARE ............................       15,545,985
                                                                    ------------

--------------------------------------------------------------------------------
                                                                              47

                             BUFFALO USA GLOBAL FUND

--------------------------------------------------------------------------------
                             SCHEDULE OF INVESTMENTS
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)

SHARES                                                                FAIR VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 18.95%
                 AEROSPACE & DEFENSE -- 1.81%
    33,300       The Boeing Co. ...............................     $  1,909,755
                                                                    ------------
                 AIR FREIGHT & LOGISTICS -- 1.67%
    27,900       United Parcel Service, Inc. ..................        1,754,631
                                                                    ------------
                 COMMERCIAL SERVICES & SUPPLIES -- 5.03%
    59,500       Brady Corp. ..................................        2,099,160
    65,100       Heidrick & Struggles International, Inc. .....        1,962,765
    23,400       Snap-on Inc. .................................        1,232,244
                                                                    ------------
                                                                       5,294,169
                                                                    ------------
                 CONSTRUCTION & ENGINEERING -- 2.01%
    37,900       Fluor Corp. ..................................        2,111,030
                                                                    ------------
                 ELECTRICAL EQUIPMENT -- 1.64%
    42,400       Emerson Electric Co. .........................        1,729,496
                                                                    ------------
                 INDUSTRIAL CONGLOMERATES -- 1.99%
    30,700       3M Co. .......................................        2,097,117
                                                                    ------------
                 MACHINERY -- 4.80%
    78,000       Chart Industries, Inc.(a) ....................        2,227,680
    62,600       Joy Global Inc. ..............................        2,825,764
                                                                    ------------
                                                                       5,053,444
--------------------------------------------------------------------------------
                 TOTAL INDUSTRIALS ............................       19,949,642
                                                                    ------------

INFORMATION TECHNOLOGY -- 34.50%
                 COMMUNICATIONS EQUIPMENT -- 2.93%
   136,800       Cisco Systems, Inc.(a) .......................        3,086,208
                                                                    ------------
                 ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.49%
    47,400       Dolby Laboratories, Inc. -- Class A(a) .......        1,668,006
    66,800       Jabil Circuit, Inc. ..........................          637,272
    35,500       National Instruments Corp. ...................        1,066,775
    52,300       Trimble Navigation Ltd.(a) ...................        1,352,478
                                                                    ------------
                                                                       4,724,531
                                                                    ------------
                 IT SERVICES -- 3.38%
    21,900       Visa Inc. ....................................        1,344,441
    89,700       Western Union Co. ............................        2,212,899
                                                                    ------------
                                                                       3,557,340
                                                                    ------------
                 SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 15.24%
   118,900       Broadcom Corp. -- Class A(a) .................        2,215,107
    52,205       Cabot Microelectronics Corp.(a) ..............        1,674,736
   133,900       FormFactor, Inc.(a) ..........................        2,332,538
   116,600       Intel Corp. ..................................        2,183,918
    67,500       KLA-Tencor Corp. .............................        2,136,375
   132,700       MKS Instruments, Inc.(a) .....................        2,642,057
   121,200       National Semiconductor Corp. .................        2,085,852
    39,800       SanDisk Corp.(a) .............................          778,090
                                                                    ------------
                                                                      16,048,673
                                                                    ------------


--------------------------------------------------------------------------------
48


--------------------------------------------------------------------------------

  SHARES
FACE AMOUNT                                                           FAIR VALUE
--------------------------------------------------------------------------------


INFORMATION TECHNOLOGY (CONTINUED)
                 SOFTWARE -- 8.46%
    43,440       Electronic Arts Inc.(a) ......................     $  1,606,846
    68,200       F5 Networks, Inc.(a) .........................        1,594,516
    67,600       Microsoft Corp. ..............................        1,804,244
   106,000       Oracle Corp.(a) ..............................        2,152,860
   116,100       Red Hat, Inc.(a) .............................        1,749,627
                                                                    ------------
                                                                       8,908,093
--------------------------------------------------------------------------------
                 TOTAL INFORMATION TECHNOLOGY .................       36,324,845
                                                                    ------------

MATERIALS -- 1.99%
                 CHEMICALS -- 1.99%
    39,000       E.I. du Pont de Nemours & Co. ................        1,571,700
    10,800       Ecolab Inc. ..................................          524,016
                                                                    ------------
                                                                       2,095,716
--------------------------------------------------------------------------------
                 TOTAL MATERIALS ..............................        2,095,716
                                                                    ------------


TOTAL COMMON STOCKS ...........................................      102,994,987
--------------------------------------------------------------------------------
(COST $101,435,558)

SHORT TERM INVESTMENTS -- 3.39%
INVESTMENT COMPANIES -- 0.66%
   309,748       AIM STIT-STIC Prime Portfolio ................          309,748
   289,446       Fidelity Institutional Government Portfolio ..          289,446
   100,000       SEI Daily Income Trust Treasury II Fund -- Class B      100,000
--------------------------------------------------------------------------------
                 TOTAL INVESTMENT COMPANIES ...................          699,194
                                                                    ------------

U.S. TREASURY BILLS -- 2.73%
                 PUBLIC FINANCE, TAXATION AND MONETARY POLICY -- 2.73%
$2,315,000       1.51%, 10/02/2008 ............................        2,314,903
   555,000       1.40%, 10/09/2008 ............................          554,827
--------------------------------------------------------------------------------
                 TOTAL U.S. TREASURY BILLS ....................        2,869,730
                                                                    ------------


TOTAL SHORT TERM INVESTMENTS ..................................        3,568,924
--------------------------------------------------------------------------------
(COST $3,568,924)


TOTAL INVESTMENTS -- 101.21% ..................................      106,563,911
--------------------------------------------------------------------------------
(COST $105,004,482)

Liabilities in Excess of Other Assets -- (1.21)% ..............       (1,274,497)
                                                                    ------------
TOTAL NET ASSETS -- 100.00% ...................................     $105,289,414
                                                                    ============

(a) NON INCOME PRODUCING
(b) FOREIGN ISSUED SECURITY



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              49


                      STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)

                                                                      BUFFALO          BUFFALO          BUFFALO
                                                                     BALANCED        HIGH YIELD      INTERNATIONAL
                                                                       FUND             FUND             FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments in securities, at cost:
   Investments in securities of unaffiliated issuers ............   $ 160,280,451   $ 128,096,100    $  23,059,849
   Investments in securities of affiliated issuers ..............              --              --               --
                                                                    -------------   -------------    -------------
  Total investments, at cost ....................................   $ 160,280,451   $ 128,096,100    $  23,059,849
                                                                    =============   =============    =============
  Investments in securities, at value:
   Investments in securities of unaffiliated issuers ............   $ 168,406,588   $ 114,974,844    $  17,813,719
   Investments in securities of affiliated issuers ..............              --              --               --
                                                                    -------------   -------------    -------------
  Total investments, at value ...................................     168,406,588     114,974,844       17,813,719
  Cash ..........................................................              --          46,343               --
  Cash denominated in foreign currency, at value(1) .............              --              --           44,548
  Receivables:
   Investments sold .............................................              --       1,648,313          156,105
   Fund shares sold .............................................         178,667          13,993           27,098
   Dividends ....................................................         176,909            --             45,264
   Interest .....................................................       1,227,575       2,435,111            1,325
  Other assets ..................................................          28,964          28,429           16,200
                                                                    -------------   -------------    -------------
    Total assets ................................................     170,018,703     119,147,033       18,104,259
                                                                    -------------   -------------    -------------
LIABILITIES:
  Payables:
   Investments purchased ........................................       2,528,324       1,300,449          524,528
   Fund shares purchased ........................................         501,881         411,333            6,335
   Management fees ..............................................         144,171         101,727           15,511
   Custody fees .................................................              --              --           20,773
  Accrued expenses ..............................................           1,731           1,271            1,275
                                                                    -------------   -------------    -------------
    Total liabilities ...........................................       3,176,107       1,814,780          568,422
                                                                    -------------   -------------    -------------
NET ASSETS ......................................................   $ 166,842,596   $ 117,332,253    $  17,535,837
                                                                    =============   =============    =============
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ...................   $ 158,044,737   $ 129,968,184    $  23,716,641
  Accumulated net investment income (loss) ......................         106,151       1,283,861          (44,534)
  Accumulated net realized gain (loss) from investment
   and foreign currency transactions ............................         565,571        (798,536)        (888,595)
  Net unrealized appreciation (depreciation) from investments and
   translation of assets and liabilities in foreign currency ....       8,126,137     (13,121,256)      (5,247,675)
                                                                    -------------   -------------    -------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .....................   $ 166,842,596   $ 117,332,253    $  17,535,837
                                                                    =============   =============    =============
Capital shares, $1.00 par value:
  Authorized ....................................................       Unlimited       Unlimited        Unlimited
                                                                    =============   =============    =============
  Outstanding ...................................................      15,900,936      12,136,942        2,379,058
                                                                    =============   =============    =============
NET ASSET VALUE PER SHARE .......................................   $       10.49   $        9.67    $        7.37
                                                                    =============   =============    =============
(1) Cash denominated in foreign currency, at cost ...............              --              --           46,093





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
50


--------------------------------------------------------------------------------------------------------------------------------
                                                                               BUFFALO
      BUFFALO            BUFFALO           BUFFALO           BUFFALO          SCIENCE &           BUFFALO           BUFFALO
   JAYHAWK CHINA        LARGE CAP         MICRO CAP          MID CAP          TECHNOLOGY         SMALL CAP         USA GLOBAL
       FUND                FUND             FUND              FUND               FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------------------


$    31,786,759    $    32,951,597    $    29,844,616    $   332,736,418    $   144,445,735    $   966,368,226    $   105,004,482
             --                 --                 --                 --                 --        596,929,571                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    31,786,759    $    32,951,597    $    29,844,616    $   332,736,418    $   144,445,735    $ 1,563,297,797    $   105,004,482
===============    ===============    ===============    ===============    ===============    ===============    ===============

$    18,792,644    $    31,607,267    $    24,019,080    $   292,324,704    $   127,351,374    $ 1,093,412,859    $   106,563,911
             --                 --                 --                 --                 --        411,136,144                 --
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
     18,792,644         31,607,267         24,019,080        292,324,704        127,351,374      1,504,594,003        106,563,911
             --                 --                 --                 --                 --             35,960                 --
        331,004                 --                 --                 --                 --                 --                 --

             --                 --                 --          2,409,567          2,245,659          1,068,761          3,288,217
          6,295             29,020              6,706            143,989            388,249            897,607            281,571
         21,023             17,815              6,855            120,315             37,177            972,107             90,248
            330              1,523              2,118              5,131              2,669             25,741              1,656
          5,397             19,295             15,319             20,036             18,961             49,977             35,072
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
     19,156,693         31,674,920         24,050,078        295,023,742        130,044,089      1,507,644,156        110,260,675
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------

             --            323,367                 --                 --          1,351,781          1,049,525          4,609,718
         11,036             13,410             14,044            334,708            169,896          3,706,867            268,761
         26,599             27,930             30,313            266,378            114,105          1,326,509             92,561
          9,816                 --                 --                 --                 --                 --                 --
         22,031                511                537              2,767              1,257              1,110                221
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
         69,482            365,218             44,894            603,853          1,637,039          6,084,011          4,971,261
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    19,087,211    $    31,309,702    $    24,005,184    $   294,419,889    $   128,407,050    $ 1,501,560,145    $   105,289,414
===============    ===============    ===============    ===============    ===============    ===============    ===============

$    32,487,069    $    32,008,295    $    30,062,655    $   332,594,807    $   146,084,666    $ 1,546,016,767    $    98,839,311
         94,291             17,644           (125,278)          (625,404)          (234,456)        (3,813,271)            78,466

       (501,657)           628,093           (106,657)         2,862,200           (348,799)        18,060,443          4,812,208

    (12,992,492)        (1,344,330)        (5,825,536)       (40,411,714)       (17,094,361)       (58,703,794)         1,559,429
---------------    ---------------    ---------------    ---------------    ---------------    ---------------    ---------------
$    19,087,211    $    31,309,702    $    24,005,184    $   294,419,889    $   128,407,050    $ 1,501,560,145    $   105,289,414
===============    ===============    ===============    ===============    ===============    ===============    ===============

      Unlimited          Unlimited          Unlimited          Unlimited          Unlimited        100,000,000         10,000,000
===============    ===============    ===============    ===============    ===============    ===============    ===============
      3,004,557          2,026,305          3,046,098         24,902,398         12,078,502         74,973,703          5,188,753
===============    ===============    ===============    ===============    ===============    ===============    ===============
$          6.35    $         15.45    $          7.88    $         11.82    $         10.63    $         20.03    $         20.29
===============    ===============    ===============    ===============    ===============    ===============    ===============
        329,381                 --                 --                 --                 --                 --                 --


--------------------------------------------------------------------------------
                                                                              51


                            STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------
            For the Six Months Ended September 30, 2008 (Unaudited)
------------------------------------------------------------------------------------------------------------------
                                                                         BUFFALO         BUFFALO        BUFFALO
                                                                        BALANCED       HIGH YIELD    INTERNATIONAL
                                                                          FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest .......................................................   $  2,584,947    $  4,888,616    $     24,464
  Dividends:
   Dividends from securities of unaffiliated issuers .............      1,255,363         181,310         328,367
   Dividends from securities of affiliated issuers (Note 7) ......             --              --              --
  Foreign tax withheld ...........................................         (3,774)        (16,406)        (41,841)
                                                                     ------------    ------------     -----------
    Total investment income ......................................      3,836,536       5,053,520         310,990
                                                                     ------------    ------------     -----------

EXPENSES:
  Management fees ................................................        897,953         679,152         109,773
  Custody fees ...................................................             --              --          21,660
  Registration fees ..............................................         18,000           8,607           5,095
  Other ..........................................................          3,605           3,404             968
                                                                     ------------    ------------     -----------
    Total expenses ...............................................        919,558         691,163         137,496
                                                                     ------------    ------------     -----------
    Net investment income (loss) .................................      2,916,978       4,362,357         173,494
                                                                     ------------    ------------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
  Net realized gain (loss) from:
   Investment transactions of unaffiliated issuers ...............      1,898,597        (287,940)       (572,450)
   Investment transactions of affiliated issuers (Note 7) ........             --              --              --
   Foreign currency transactions .................................             --              --         (13,314)
  Net unrealized appreciation (depreciation) during the period on:
   Investments ...................................................    (16,615,658)     (8,557,903)     (4,115,575)
   Translation of assets and liabilities in foreign currencies ...             --              --          (1,862)
                                                                     ------------    ------------     -----------
  Net realized and unrealized gain (loss) on investments .........    (14,717,061)     (8,845,843)     (4,703,201)
                                                                     ------------    ------------     -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ..............................................   $(11,800,083)   $ (4,483,486)   $ (4,529,707)
                                                                     ============    ============    ============









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
52


--------------------------------------------------------------------------------------------------------------
                                                                   BUFFALO
    BUFFALO          BUFFALO        BUFFALO       BUFFALO         SCIENCE &        BUFFALO           BUFFALO
JAYHAWK CHINA       LARGE CAP      MICRO CAP      MID CAP        TECHNOLOGY       SMALL CAP         USA GLOBAL
    FUND               FUND          FUND          FUND              FUND            FUND              FUND
--------------------------------------------------------------------------------------------------------------

$      2,532    $      6,888    $     10,282    $     45,862    $     52,752    $    188,006    $     75,636

     413,858         219,825          60,425       1,172,548         493,790       2,978,534         682,328
          --              --              --              --              --       1,254,571              --
     (22,796)         (5,560)             --              --         (18,208)        (12,692)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------
     393,594         221,153          70,707       1,218,410         528,334       4,408,419         757,964
------------    ------------    ------------    ------------    ------------    ------------    ------------

     211,207         194,309         190,111       1,819,960         745,947       8,164,297         572,900
      30,082              --              --              --              --              --              --
      10,978           8,612           4,787          17,129          13,913          31,280          15,004
       1,171           1,588           1,087           6,725           2,930          26,113           2,870
------------    ------------    ------------    ------------    ------------    ------------    ------------
     253,438         204,509         195,985       1,843,814         762,790       8,221,690         590,774
------------    ------------    ------------    ------------    ------------    ------------    ------------
     140,156          16,644        (125,278)       (625,404)       (234,456)     (3,813,271)        167,190
------------    ------------    ------------    ------------    ------------    ------------    ------------




    (452,961)        647,099      (1,550,203)      2,861,903         558,947      27,383,619       5,245,507
        --              --              --              --              --        (8,871,899)           --
       5,269            --              --              --              --              --              --

  (7,795,213)     (5,396,213)        (63,997)    (21,226,737)     (7,023,408)     12,209,628      (8,172,080)
     (55,051)           --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------
  (8,297,956)     (4,749,114)     (1,614,200)    (18,364,834)     (6,464,461)     30,721,348      (2,926,573)
------------    ------------    ------------    ------------    ------------    ------------    ------------

$ (8,157,800)   $ (4,732,470)   $ (1,739,478)   $(18,990,238)   $ (6,698,917)   $ 26,908,077    $ (2,759,383)
============    ============    ============    ============    ============    ============    ============



--------------------------------------------------------------------------------
                                                                              53



                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                                           BUFFALO
                                                                                        BALANCED FUND
                                                                             SIX MONTHS ENDED
                                                                            SEPTEMBER 30, 2008     YEAR ENDED
                                                                                (UNAUDITED)      MARCH 31, 2008
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income ...................................................   $   2,916,978    $   5,363,860
  Net realized gain (loss) from investment transactions ...................       1,898,597        3,272,616
  Net unrealized appreciation depreciation during the period on investments
   and translation of assets and liabilities in foreign currencies ........     (16,615,658)      (3,527,834)
                                                                              -------------    -------------
    Net increase (decrease) in net assets resulting from operations .......     (11,800,083)       5,108,642

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................................................      (2,941,469)      (5,303,101)
  Net realized gain from investment transactions ..........................              --       (5,826,774)
                                                                              -------------    -------------
    Total distributions to shareholders ...................................      (2,941,469)     (11,129,875)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................................................      40,267,669       63,360,616
  Reinvested dividends and distributions ..................................       2,631,724       10,162,275
                                                                              -------------    -------------
                                                                                 42,899,393       73,522,891
  Redemptions .............................................................     (27,990,030)     (67,263,482)
  Redemption fees (Note 5) ................................................          13,908           26,182
                                                                              -------------    -------------
   Shares repurchased .....................................................     (27,976,122)     (67,237,300)
                                                                              -------------    -------------
    Net increase (decrease) from capital share transactions ...............      14,923,271        6,285,591
                                                                              -------------    -------------
     Total increase (decrease) in net assets ..............................         181,719          264,358

NET ASSETS:
  Beginning of period .....................................................     166,660,877      166,396,519
                                                                              -------------    -------------
  End of period ...........................................................   $ 166,842,596    $ 166,660,877
                                                                              =============    =============
  Undistributed net investment income (loss) at end of period .............   $     106,151    $     130,642
                                                                              =============    =============
Fund share transactions:
  Shares sold .............................................................       3,487,804        5,231,020
  Reinvested dividends and distributions ..................................         232,499          843,453
                                                                              -------------    -------------
                                                                                  3,720,303        6,074,473
Shares repurchased ........................................................      (2,463,977)      (5,643,814)
                                                                              -------------    -------------
   Net increase (decrease) in fund shares .................................       1,256,326          430,659
                                                                              =============    =============

(1) FOR THE PERIOD FROM SEPTEMBER 28, 2007 (COMMENCEMENT OF OPERATIONS) TO MARCH 31, 2008.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
54


------------------------------------------------------------------------------------------------------------------------------------
               BUFFALO                         BUFFALO                        BUFFALO                         BUFFALO
            HIGH YIELD FUND                 INTERNATIONAL                JAYHAWK CHINA FUND              LARGE CAP FUND
 SIX MONTHS ENDED                SIX MONTHS ENDED                   SIX MONTHS ENDED               SIX MONTHS ENDED
SEPTEMBER 30, 2008  YEAR ENDED  SEPTEMBER 30, 2008  PERIOD ENDED   SEPTEMBER 30, 2008  YEAR ENDED SEPTEMBER 30, 2008   YEAR ENDED
  (UNAUDITED)    MARCH 31, 2008     (UNAUDITED)   MARCH 31, 2008(1)   (UNAUDITED)    MARCH 31, 2008   (UNAUDITED)     MARCH 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

$   4,362,357    $  10,195,426    $     173,494    $      41,619    $     140,156    $      35,801   $      16,644    $      60,398
     (287,940)       2,426,104         (585,764)        (331,045)        (447,692)       3,296,727         647,099        4,710,548

   (8,557,903)     (14,935,730)      (4,117,437)      (1,130,238)      (7,850,264)      (6,145,928)     (5,396,213)      (8,071,338)
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
   (4,483,486)      (2,314,200)      (4,529,707)      (1,419,664)      (8,157,800)      (2,813,400)     (4,732,470)      (3,300,392)


   (3,259,277)     (10,502,793)        (220,358)              --          (45,865)        (117,393)             --          (59,398)
   (1,079,972)        (544,460)         (11,829)              --         (782,990)      (2,593,503)     (3,835,923)      (1,567,312)
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
   (4,339,249)     (11,047,253)        (232,187)              --         (828,855)      (2,710,896)     (3,835,923)      (1,626,710)


    7,231,462       45,380,795        1,023,615       24,082,096        1,667,413       20,749,734       2,278,677       13,788,273
    3,305,629        8,074,452          223,666               --          798,069        2,623,292       3,754,464        1,607,659
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
   10,537,091       53,455,247        1,247,281       24,082,096        2,465,482       23,373,026       6,033,141       15,395,932
  (35,574,632)     (70,403,980)        (988,081)        (626,995)      (3,806,851)     (11,854,504)     (7,668,825)     (21,241,272)
       16,786           26,613              573            2,521            2,255           22,884             674            3,208
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
  (35,557,846)     (70,377,367)        (987,508)        (624,474)      (3,804,596)     (11,831,620)     (7,668,151)     (21,238,064)
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
  (25,020,755)     (16,922,120)         259,773       23,457,622       (1,339,114)      11,541,406      (1,635,010)      (5,842,132)
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
  (33,843,490)     (30,283,573)      (4,502,121)      22,037,958      (10,325,769)       6,017,110     (10,203,403)     (10,769,234)


  151,175,743      181,459,316       22,037,958               --       29,412,980       23,395,870      41,513,105       52,282,339
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
$ 117,332,253    $ 151,175,743    $  17,535,837    $  22,037,958    $  19,087,211    $  29,412,980   $  31,309,702    $  41,513,105
=============    =============    =============    =============    =============    =============   =============    =============
$   1,283,861    $     180,781    $     (44,534)   $       2,330    $      94,291    $          --   $      17,644    $       1,000
=============    =============    =============    =============    =============    =============   =============    =============
      696,245        4,092,034          108,999        2,418,413          174,377        1,681,894         122,113          609,622
      325,692          741,588           23,058               --           82,360          216,682         211,771           71,943
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
    1,021,937        4,833,622          132,057        2,418,413          256,737        1,898,576         333,884          681,565
   (3,417,192)      (6,421,963)        (104,881)         (66,531)        (397,831)        (944,864)       (416,582)        (994,360)
-------------    -------------    -------------    -------------    -------------    -------------   -------------    -------------
   (2,395,255)      (1,588,341)          27,176        2,351,882         (141,094)         953,712         (82,698)        (312,795)
=============    =============    =============    =============    =============    =============   =============    =============

--------------------------------------------------------------------------------
                                                                              55





                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                                                                         BUFFALO
                                                                                     MICRO CAP FUND
                                                                            SIX MONTHS ENDED
                                                                           SEPTEMBER 30, 2008  YEAR ENDED
                                                                               (UNAUDITED)   MARCH 31, 2008
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ............................................   $   (125,278)   $   (507,209)
  Net realized gain (loss) from investment transactions ...................     (1,550,203)      2,563,819
  Net unrealized appreciation/depreciation during the period on investments
   and translation of assets and liabilities in foreign currencies ........        (63,997)    (15,688,683)
                                                                              ------------    ------------
    Net increase (decrease) in net assets resulting from operations .......     (1,739,478)    (13,632,073)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...................................................             --              --
  Net realized gain from investment transactions ..........................             --      (3,482,157)
                                                                              ------------    ------------
    Total distributions to shareholders ...................................             --      (3,482,157)

CAPITAL SHARE TRANSACTIONS:
  Shares sold .............................................................      1,177,357       3,601,054
  Reinvested dividends and distributions ..................................             --       3,396,132
                                                                              ------------    ------------
                                                                                 1,177,357       6,997,186
  Redemptions .............................................................     (2,818,148)    (19,954,238)
  Redemption fees (Note 5) ................................................          2,944           5,211
                                                                              ------------    ------------
   Shares repurchased .....................................................     (2,815,204)    (19,949,027)
                                                                              ------------    ------------
    Net increase (decrease) from capital share transactions ...............     (1,637,847)    (12,951,841)
                                                                              ------------    ------------
     Total increase (decrease) in net assets ..............................     (3,377,325)    (30,066,071)

NET ASSETS:
  Beginning of period .....................................................     27,382,509      57,448,580
                                                                              ------------    ------------
  End of period ...........................................................   $ 24,005,184    $ 27,382,509
                                                                              ============    ============

  Undistributed net investment income (loss) at end of period .............   $   (125,278)   $         --
                                                                              ============    ============
Fund share transactions:
  Shares sold .............................................................        140,841         323,168
  Reinvested dividends and distributions ..................................             --         330,363
                                                                              ------------    ------------
                                                                                   140,841         653,531
Shares repurchased ........................................................       (335,310)     (1,725,969)
                                                                              ------------    ------------
  Net increase (decrease) in fund shares ..................................       (194,469)     (1,072,438)
                                                                              ============    ============





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
56


------------------------------------------------------------------------------------------------------------------------------------
               BUFFALO                         BUFFALO                       BUFFALO                          BUFFALO
             MID CAP FUND              SCIENCE & TECHNOLOGY FUND          SMALL CAP FUND                   USA GLOBAL FUND
 SIX MONTHS ENDED                SIX MONTHS ENDED                SIX MONTHS ENDED                   SIX MONTHS ENDED
SEPTEMBER 30, 2008  YEAR ENDED  SEPTEMBER 30, 2008 PERIOD ENDED SEPTEMBER 30, 2008   YEAR ENDED    SEPTEMBER 30, 2008   YEAR ENDED
  (UNAUDITED)     MARCH 31, 2008    (UNAUDITED)  MARCH 31, 2008    (UNAUDITED)     MARCH 31, 2008      (UNAUDITED)    MARCH 31, 2008
------------------------------------------------------------------------------------------------------------------------------------


$    (625,404)   $  (1,037,725)   $   (234,456)   $   (704,075)   $   (3,813,271)   $   (8,653,871)   $    167,190    $    404,678
    2,861,903       37,061,864         558,947      11,065,828        18,511,720       219,007,460       5,245,507         190,470

  (21,226,737)     (87,222,355)     (7,023,408)    (31,651,343)       12,209,628      (616,125,561)     (8,172,080)    (11,538,683)
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
  (18,990,238)     (51,198,216)     (6,698,917)    (21,289,590)       26,908,077      (405,771,972)     (2,759,383)    (10,943,535)


           --               --              --              --                --                --        (122,017)       (402,160)
   (4,947,678)     (35,000,462)     (2,417,811)    (10,295,364)      (56,555,054)     (205,414,207)           --        (3,457,374)
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
   (4,947,678)     (35,000,462)     (2,417,811)    (10,295,364)      (56,555,054)     (205,414,207)       (122,017)     (3,859,534)


   44,916,333      149,703,596      20,289,623      91,644,206       157,145,134       536,338,711      13,586,276      75,619,969
    4,753,475       33,333,319       2,357,016      10,109,112        54,909,937       198,679,626         120,251       3,820,921
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
   49,669,808      183,036,915      22,646,639     101,753,318       212,055,071       735,018,337      13,706,527      79,440,890
 (111,360,250)    (113,273,064)    (29,990,877)    (78,199,571)     (283,295,603)     (634,712,878)    (15,339,248)    (29,884,924)
       39,813           35,762          17,421          27,334           132,874           208,058          11,543          12,992
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
 (111,320,437)    (113,237,302)    (29,973,456)    (78,172,237)     (283,162,729)     (634,504,820)    (15,327,705)    (29,871,932)
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
  (61,650,629)      69,799,613      (7,326,817)     23,581,081       (71,107,658)      100,513,517      (1,621,178)     49,568,958
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
  (85,588,545)     (16,399,065)    (16,443,545)     (8,003,873)     (100,754,635)     (510,672,662)     (4,502,578)     34,765,889



  380,008,434      396,407,499     144,850,595     152,854,468     1,602,314,780     2,112,987,442     109,791,992      75,026,103
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
$ 294,419,889    $ 380,008,434    $128,407,050    $144,850,595    $1,501,560,145    $1,602,314,780    $105,289,414    $109,791,992
=============    =============    ============    ============    ==============    ==============    ============    ============
$    (625,404)   $          --    $   (234,456)   $         --    $   (3,813,271)   $           --    $     78,466    $     33,293
=============    =============    ============    ============    ==============    ==============    ============    ============

    3,321,581        9,337,090       1,699,065       6,378,012         7,366,506        19,433,900         615,630       3,194,143
      351,588        2,175,804         194,153         762,952         2,604,836         8,299,065           5,412         161,654
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
    3,673,169       11,512,894       1,893,218       7,140,964         9,971,342        27,732,965         621,042       3,355,797
   (8,324,914)      (7,491,591)     (2,515,307)     (5,783,593)      (13,254,229)      (24,948,839)       (698,384)     (1,330,448)
-------------    -------------    ------------    ------------    --------------    --------------    ------------    ------------
   (4,651,745)       4,021,303        (622,089)      1,357,371        (3,282,887)        2,784,126         (77,342)      2,025,349
=============    =============    ============    ============    ==============    ==============    ============    ============




--------------------------------------------------------------------------------
                                                                              57


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              BUFFALO BALANCED FUND
--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL                SEPTEMBER 30, 2008                  YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                 (UNAUDITED)    2008         2007        2006        2005        2004
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................   $   11.38   $   11.71    $  10.79    $    9.98    $    9.38    $   7.27
                                                         ---------   ---------    --------    ---------    ---------    --------
Income from investment operations:
Net investment income ................................        0.19        0.36        0.32         0.30         0.29        0.29
Net gains (losses) on securities
(both realized and unrealized) .......................       (0.89)       0.05        0.92         0.81         0.62        2.12
                                                         ---------   ---------    --------    ---------    ---------    --------
Total from investment operations .....................       (0.70)       0.41        1.24         1.11         0.91        2.41
                                                         ---------   ---------    --------    ---------    ---------    --------
Less distributions:
Dividends from net investment income .................       (0.19)      (0.36)      (0.32)       (0.30)       (0.31)      (0.30)
Distributions from capital gains .....................          --       (0.38)         --           --           --          --
                                                         ---------   ---------    --------    ---------    ---------    --------
Total distributions ..................................       (0.19)      (0.74)      (0.32)       (0.30)       (0.31)      (0.30)
                                                         ---------   ---------    --------    ---------    ---------    --------
Paid-in capital from redemption fees (Note 5) ........          --(1)       --(1)       --(1)        --(1)        --(1)       --
                                                         ---------   ---------    --------    ---------    ---------    --------
Net asset value, end of period .......................   $   10.49   $   11.38    $  11.71    $   10.79    $    9.98    $   9.38
                                                         =========   =========    ========    =========    =========    ========

Total return* ........................................       (6.30%)      3.23%      11.67%       11.23%        9.75%      33.50%
                                                         =========   =========    ========    =========    =========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ...............   $ 166,843   $ 166,661    $166,397    $ 150,228    $ 143,041    $ 77,275
Ratio of expenses to average net assets** ............        1.02%       1.02%       1.03%        1.03%        1.03%       1.05%
Ratio of net investment income to average net assets**        3.25%       2.99%       2.85%        2.89%        3.13%       3.47%
Portfolio turnover rate* .............................           5%         17%         28%          18%          30%         32%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
58


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             BUFFALO HIGH YIELD FUND
--------------------------------------------------------------------------------

                                                      SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL                SEPTEMBER 30, 2008                  YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.                 (UNAUDITED)    2008         2007        2006        2005        2004
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................   $   10.40   $   11.26    $  11.22    $   11.13    $   11.24    $   9.86
                                                         ---------   ---------    --------    ---------    ---------    --------
Income from investment operations:
Net investment income ................................        0.36        0.65        0.63         0.58         0.42        0.43
Net gains (losses) on securities
(both realized and unrealized) .......................       (0.74)      (0.81)       0.06         0.16        (0.09)       1.37
                                                         ---------   ---------    --------    ---------    ---------    --------
Total from investment operations .....................       (0.38)      (0.16)       0.69         0.74         0.33        1.80
                                                         ---------   ---------    --------    ---------    ---------    --------
Less distributions:
Dividends from net investment income .................       (0.27)      (0.67)      (0.65)       (0.65)       (0.44)      (0.43)
Distributions from capital gains .....................       (0.08)      (0.03)         --           --           --          --
                                                         ---------   ---------    --------    ---------    ---------    --------
Total distributions ..................................       (0.35)      (0.70)      (0.65)       (0.65)       (0.44)      (0.43)
                                                         ---------   ---------    --------    ---------    ---------    --------
Paid-in capital from redemption fees (Note 5) ........          --(1)       --(1)       --(1)        --(1)        --(1)     0.01
                                                         ---------   ---------    --------    ---------    ---------    --------
Net asset value, end of period .......................   $    9.67   $   10.40    $  11.26    $   11.22    $   11.13    $  11.24
                                                         =========   =========    ========    =========    =========    ========

Total return* ........................................       (3.78%)     (1.52%)      6.42%        6.82%        2.96%      18.56%
                                                         =========   =========    ========    =========    =========    ========
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ...............   $ 117,332   $ 151,176    $181,459    $ 211,577    $ 304,746    $324,123
Ratio of expenses to average net assets** ............        1.02%       1.02%       1.02%        1.02%        1.02%       1.03%
Ratio of net investment income to average net assets**        6.42%       5.71%       5.66%        5.03%        3.71%       3.89%
Portfolio turnover rate* .............................           4%         22%          9%          28%          45%         51%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.









THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              59


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           BUFFALO INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                                                     FOR THE PERIOD FROM
                                                                      SEPTEMBER 28, 2007
CONDENSED DATA FOR A SHARE OF CAPITAL                SIX MONTHS ENDED  (COMMENCEMENT OF
STOCK OUTSTANDING THROUGHOUT THE PERIOD.            SEPTEMBER 30, 2008  OPERATIONS) TO
                                                        (UNAUDITED)     MARCH 31, 2008
----------------------------------------------------------------------------------------

Net asset value, beginning of period .................   $   9.37       $    10.00
                                                         --------       ----------
  Income from investment operations:
   Net investment income .............................       0.07             0.02
   Net losses on securities
   (both realized and unrealized) ....................      (1.97)           (0.65)
                                                         --------       ----------
  Total from investment operations ...................      (1.90)           (0.63)
                                                         --------       ----------
  Less distributions:
   Dividends from net investment income ..............      (0.09)              --
   Distributions from capital gains ..................      (0.01)              --
                                                         --------       ----------
  Total distributions ................................      (0.10)              --
                                                         --------       ----------
  Paid-in capital from redemption fees (Note 5) ......         --(1)            --(1)
Net asset value, end of period .......................   $   7.37       $     9.37
                                                         ========       ==========

Total return* ........................................     (20.55%)          (6.30%)
                                                         ========       ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) .............   $ 17,536       $   22,038
Ratio of expenses to average net assets** ............       1.25%            1.29%
Ratio of net investment income to average net assets**       1.58%            0.39%
Portfolio turnover rate* .............................          8%              11%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.








THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
60


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                           BUFFALO JAYHAWK CHINA FUND
--------------------------------------------------------------------------------


                                                                         FOR THE PERIOD FROM
                                                                          DECEMBER 18, 2006
                                            SIX MONTHS ENDED              (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL      SEPTEMBER 30,2008  YEAR ENDED    OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.       (UNAUDITED)  MARCH 31, 2008  MARCH 31, 2007
----------------------------------------------------------------------------------------------

Net asset value, beginning of period ..........   $   9.35      $  10.53       $  10.00
                                                  --------      --------       --------
  Income from investment operations:
   Net investment income (loss) ...............       0.05          0.02          (0.01)
   Net gains (losses) on securities
    (both realized and unrealized) ............      (2.77)        (0.29)          0.54
                                                  --------      --------       --------
  Total from investment operations ............      (2.72)        (0.27)          0.53
                                                  --------      --------       --------
  Less distributions:
   Dividends from net investment income .......      (0.02)        (0.05)            --
   Distributions from capital gains ...........      (0.26)        (0.87)            --
                                                  --------      --------       --------
  Total distributions .........................      (0.28)        (0.92)            --
                                                  --------      --------       --------
  Paid-in capital from redemption fees (Note 5)         --(1)       0.01             --(1)
Net asset value, end of period ................   $   6.35      $   9.35       $  10.53
                                                  ========      ========       ========

Total return* .................................     (30.17%)       (4.47%)         5.30%
                                                  ========      ========       ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ......   $ 19,087      $ 29,413       $ 23,396
Ratio of expenses to average net assets** .....       1.80%         1.72%          2.13%
Ratio of net investment income (loss)
  to average net assets** .....................       1.21%         0.10%         (0.48%)
Portfolio turnover rate* ......................         21%          75%             3%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.








THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              61


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             BUFFALO LARGE CAP FUND
--------------------------------------------------------------------------------



                                             SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL       SEPTEMBER 30, 2008                   YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.        (UNAUDITED)      2008         2007         2006        2005          2004
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ........   $  19.68      $  21.59     $  19.45     $  17.81     $  17.57     $  12.57
                                                --------      --------     --------     --------     --------     --------
  Income from investment operations:
   Net investment income ....................       0.01          0.02           --         0.03         0.12         0.01
   Net gains (losses) on securities
    (both realized and unrealized) ..........      (2.32)        (1.30)        2.16         1.73         0.15         5.02
                                                --------      --------     --------     --------     --------     --------
  Total from investment operations ..........      (2.31)        (1.28)        2.16         1.76         0.27         5.03
                                                --------      --------     --------     --------     --------     --------
Less distributions:
  Dividends from net investment income ......         --         (0.02)       (0.02)       (0.12)       (0.03)       (0.03)
  Distributions from capital gains ..........      (1.92)        (0.61)          --           --           --           --
                                                --------      --------     --------     --------     --------     --------
Total distributions .........................      (1.92)        (0.63)       (0.02)       (0.12)       (0.03)       (0.03)
                                                --------      --------     --------     --------     --------     --------
Paid-in capital from redemption fees (Note 5)         --(1)         --(1)        --(1)        --(1)        --(1)        --
                                                --------      --------     --------     --------     --------     --------
Net asset value, end of period ..............   $  15.45      $  19.68     $  21.59     $  19.45     $  17.81     $  17.57
                                                ========      ========     ========     ========     ========     ========

Total return* ...............................     (13.01%)       (6.25%)      11.10%        9.95%        1.52%       40.05%
                                                ========      ========     ========     ========     ========     ========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ......  $  31,310      $ 41,513     $ 52,282     $ 54,248     $ 56,299     $ 57,657
Ratio of expenses to average net assets** ...       1.05%         1.05%        1.05%        1.04%        1.05%        1.04%
Ratio of net investment income (loss)
to average net assets** .....................       0.09%         0.11%       (0.02%)       0.16%        0.64%        0.10%
Portfolio turnover rate* ....................         10%           32%          17%          40%          17%          41%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
62


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             BUFFALO MICRO CAP FUND
--------------------------------------------------------------------------------


                                                                                                 FOR THE PERIOD FROM
                                                                                                     MAY 21, 2004
                                              SIX MONTHS ENDED                                     (COMMENCEMENT OF
CONDENSED DATA FOR A SHARE OF CAPITAL        SEPTEMBER 30, 2008     YEARS ENDED MARCH 31,           OPERATIONS) TO
STOCK OUTSTANDING THROUGHOUT THE PERIOD.        (UNAUDITED)      2008         2007        2006      MARCH 31, 2005
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ..........   $   8.45     $  13.32     $  13.48     $  10.62     $ 10.00
                                                  --------     --------     --------     --------     -------
  Income from investment operations:
   Net investment loss ........................      (0.04)       (0.16)       (0.13)       (0.12)      (0.07)
   Net gains (losses) on securities
    (both realized and unrealized) ............      (0.53)       (3.69)        0.66         3.03        0.66
                                                  --------     --------     --------     --------     -------
  Total from investment operations ............      (0.57)       (3.85)        0.53         2.91        0.59
                                                  --------     --------     --------     --------     -------
  Less distributions from capital gains .......         --        (1.02)       (0.69)       (0.05)         --
                                                  --------     --------     --------     --------     -------
  Paid-in capital from redemption fees (Note 5)         --(1)        --(1)        --(1)        --(1)     0.03
                                                  --------     --------     --------     --------     -------
Net asset value, end of period ................   $   7.88     $   8.45     $  13.32     $  13.48     $ 10.62
                                                  ========     ========     ========     ========     =======

Total return* .................................      (6.75%)     (30.23%)       4.13%       27.48%       6.20%
                                                  ========     ========     ========     ========     =======

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ......   $ 24,005     $ 27,383     $ 57,449     $ 61,190     $ 39,327
Ratio of expenses to average net assets** .....       1.49%        1.50%        1.50%        1.51%       1.58%
Ratio of net investment loss to
  average net assets** ........................      (0.96%)      (1.08%)      (0.95%)      (1.09%)     (1.14%)
Portfolio turnover rate* ......................         13%          34%          38%          50%         28%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR.
(1) LESS THAN $0.01 PER SHARE.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              63


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                              BUFFALO MID CAP FUND
--------------------------------------------------------------------------------



                                          SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL    SEPTEMBER 30, 2008                      YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.    (UNAUDITED)       2008         2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $   12.86     $   15.53     $   15.46     $   12.54     $   12.43     $    7.54
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Income from investment operations:
  Net investment loss ...................       (0.02)        (0.03)        (0.05)        (0.02)        (0.04)        (0.04)
  Net gains (losses) on securities
   (both realized and unrealized) .......       (0.84)        (1.42)         0.41          3.17          0.31          4.93
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Total from investment operations ......       (0.86)        (1.45)         0.36          3.15          0.27          4.89
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Less distributions from capital gains .       (0.18)        (1.22)        (0.29)        (0.23)        (0.16)           --
                                            ---------     ---------     ---------     ---------     ---------     ---------
  Paid-in capital from redemption
   fees (Note 5) ........................          --(1)         --(1)         --(1)         --(1)         --(1)        --
                                            ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, end of period ..........   $   11.82     $   12.86     $   15.53     $   15.46     $   12.54     $   12.43
                                            =========     =========     =========     =========     =========     =========

Total return* ...........................       (6.87%)      (10.60%)        2.41%        25.21%         2.15%        64.85%
                                            =========     =========     =========     =========     =========     =========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..   $ 294,420     $ 380,008     $ 396,407     $ 344,206     $ 170,880     $ 112,070
Ratio of expenses to average net assets**        1.01%         1.01%         1.02%         1.02%         1.03%         1.03%
Ratio of net investment loss to
  average net assets** ..................       (0.34%)       (0.23%)       (0.32%)       (0.21%)       (0.39%)       (0.48%)
Portfolio turnover rate* ................           8%           34%           21%           19%           21%           24%

*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.







THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
64


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                       BUFFALO SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------





                                          SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL    SEPTEMBER 30, 2008                      YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.    (UNAUDITED)       2008         2007          2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $   11.41     $   13.48     $   13.68     $   10.73     $  11.04     $   6.01
  Income from investment operations:
   Net investment loss ..................       (0.02)        (0.06)        (0.04)        (0.04)       (0.02)       (0.04)
   Net gains (losses) on securities
    (both realized and unrealized) ......       (0.56)        (1.26)         0.54          3.04        (0.29)        5.07
  Total from investment operations ......       (0.58)        (1.32)         0.50          3.00        (0.31)        5.03
  Less distributions from capital gains .       (0.20)        (0.75)        (0.70)        (0.05)          --           --
  Paid-in capital from redemption
   fees (Note 5) ........................          --(1)         --(1)         --(1)         --(1)        --(1)        --
Net asset value, end of period ..........   $   10.63     $   11.41     $   13.48     $   13.68     $  10.73     $  11.04
Total return* ...........................       (5.33%)      (10.57%)        4.28%        27.96%       (2.81%)      83.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..   $ 128,407     $ 144,851     $ 152,854     $ 111,331     $ 62,690     $ 34,924
Ratio of expenses to average net assets**        1.02%         1.02%         1.03%         1.03%        1.05%        1.03%
Ratio of net investment loss
  to average net assets** ...............       (0.31%)       (0.39%)       (0.37%)       (0.40%)      (0.24%)      (0.55%)
Portfolio turnover rate* ................          25%           52%           35%           46%          25%          38%


*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.











THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
665


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             BUFFALO SMALL CAP FUND
--------------------------------------------------------------------------------




                                          SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL    SEPTEMBER 30, 2008                     YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.    (UNAUDITED)        2008           2007           2006          2005          2004
----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $    20.48     $    28.00     $    28.71     $    26.30     $    25.70     $    13.79
  Income from investment operations:
  Net investment loss ...................        (0.05)         (0.11)         (0.11)         (0.11)         (0.07)         (0.10)
  Net gains (losses) on securities
   (both realized and unrealized) .......         0.36          (4.75)          1.44           5.63           1.56          12.21
  Total from investment operations ......         0.31          (4.86)          1.33           5.52           1.49          12.11
  Less dividends and distributions:
Dividends from net investment income ....           --             --             --             --          (0.02)            --
Distributions from capital gains ........        (0.76)         (2.66)         (2.04)         (3.11)         (0.87)         (0.20)
Total dividends and distributions .......        (0.76)         (2.66)         (2.04)         (3.11)         (0.89)         (0.20)
Paid-in capital from redemption
  fees (Note 5) .........................          --(1)          --(1)          --(1)          --(1)          --              --
Net asset value, end of period ..........   $    20.03     $    20.48     $    28.00     $    28.71     $    26.30     $    25.70

Total return* ...........................         1.32%        (18.74%)         4.95%         22.46%          5.75%         88.07%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..   $1,501,560     $1,602,315     $2,112,987     $2,116,173     $1,845,847     $1,704,869
Ratio of expenses to average net assets**         1.01%          1.00%          1.01%          1.01%          1.01%          1.01%
Ratio of net investment loss to
  average net assets** ..................        (0.47%)        (0.41%)        (0.42%)        (0.42%)        (0.28%)        (0.53%)
Portfolio turnover rate* ................            4%            37%            15%            27%            35%            22%



*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.











THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
66


                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
                             BUFFALO USA GLOBAL FUND
--------------------------------------------------------------------------------


                                          SIX MONTHS ENDED
CONDENSED DATA FOR A SHARE OF CAPITAL    SEPTEMBER 30, 2008                    YEARS ENDED MARCH 31,
STOCK OUTSTANDING THROUGHOUT THE PERIOD.    (UNAUDITED)      2008          2007        2006          2005         2004
------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ....   $   20.85     $   23.15     $  21.39     $  18.82     $  19.18     $  13.04
  Income from investment operations:
  Net investment income .................        0.03          0.08         0.05         0.05         0.12         0.02
  Net gains (losses) on securities
   (both realized and unrealized) .......       (0.57)        (1.48)        2.45         2.59        (0.37)        6.12
  Total from investment operations. .....       (0.54)        (1.40)        2.50         2.64        (0.25)        6.14
Less dividends and distributions:
  Dividends from net investment income ..       (0.02)        (0.08)       (0.06)       (0.07)       (0.11)          --
  Distributions from capital gains ......          --         (0.82)       (0.68)          --           --           --
  Total dividends and distributions .....       (0.02)        (0.90)       (0.74)       (0.07)       (0.11)          --
  Paid-in capital from redemption
   fees (Note 5) ........................          --(1)         --(1)        --(1)        --(1)        --(1)        --
Net asset value, end of period ..........   $   20.29     $   20.85     $  23.15     $  21.39     $  18.82     $  19.18

Total return* ...........................       (2.58%)       (6.51%)      11.86%       14.05%       (1.30%)      47.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in thousands) ..   $ 105,289     $ 109,792     $ 75,026     $ 73,113     $ 73,977     $ 79,192
Ratio of expenses to average net assets**        1.03%         1.03%        1.04%        1.04%        1.04%        1.03%
Ratio of net investment income
  to average net assets** ...............        0.29%         0.37%        0.24%        0.23%        0.67%        0.14%
Portfolio turnover rate* ................          35%           31%          13%          11%          33%          21%








*   NOT ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
**  ANNUALIZED FOR PERIODS LESS THAN ONE FULL YEAR
(1) LESS THAN $0.01 PER SHARE.











THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                                                              67

                          NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------



1. SIGNIFICANT ACCOUNTING POLICIES:

The Buffalo Funds (comprised of the Buffalo Balanced Fund, Buffalo High Yield Fund, Buffalo International Fund, the Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Micro Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund, Buffalo Small Cap Fund and Buffalo USA Global Fund), (the "Funds") are registered under the Investment Company Act of 1940, as amended, as diversified open-end management investment companies. The shares of the Buffalo Funds are issued in multiple series, with each series, in effect, representing a separate fund. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

 A. INVESTMENT VALUATION -- Corporate stocks and bonds traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ"), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and asked price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Boards of Directors/Trustees (the "Board"). If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to a Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of September 30, 2008, the Buffalo High Yield Fund held fair valued securities with market a value of $361,781 or 0.31% of total net assets, and the Buffalo Jayhawk China Fund held three fair valued securities with market value of $1,130,039 a 5.92% of total net assets. In addition, with respect to the valuation of securities principally traded on foreign markets, the Buffalo Jayhawk China Fund and the Buffalo International Funds use a fair value pricing service approved by the Funds' Board which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign markets, but before the close of the exchange.

Debt securities are valued at the mean between the most recent bid and asked prices and debt securities with remaining maturities of 60 days or less are normally valued at amortized cost, unless the Board determines that amortized cost does not represent fair value.

When the Buffalo Jayhawk China Fund or the Buffalo International Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars. In purchasing or selling local currency to execute transactions on foreign exchanges, the Buffalo Jayhawk China Fund and the Buffalo International Fund will be exposed to the risk that the value of the foreign currency will increase or decrease, which may impact the value of the portfolio holdings and your investment. China has, and may continue to adopt, internal economic policies that affect its currency valuations in a manner that may be disadvantageous for U.S. investors or U.S. companies seeking to do business in China. In addition, a country may impose formal or informal currency exchange controls (or "capital controls"). These types of controls may restrict or prohibit the Buffalo Jayhawk China Fund's ability to repatriate both investment capital and income, which could undermine the value of the portfolio holdings and potentially place the Buffalo Jayhawk China Fund's assets at risk of total loss.

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange

--------------------------------------------------------------------------------
68

--------------------------------------------------------------------------------

control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

In September 2006, the Financial Accounting Standards Board issued Standard No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more consistent and comparable. The Funds have adopted FAS 157 effective April 1, 2008. A summary of the fair value hierarchy under FAS 157 is described below:

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- Quoted prices in active markets for identical securities.
Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 -- Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments in securities and other financial institutions as of September 30, 2008:


BUFFALO BALANCED FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $113,050,867   $   --
Level 2 -- Other significant observable inputs .......    55,355,721       --
Level 3 -- Significant unobservable inputs ...........          --         --
Total ................................................  $168,406,588   $   --

THE BUFFALO HIGH YIELD FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $  3,385,929   $   --
Level 2 -- Other significant observable inputs .......   111,227,134       --
Level 3 -- Significant unobservable inputs ...........       361,781       --
Total ................................................  $114,974,844   $   --

--------------------------------------------------------------------------------
                                                       INVESTMENTS IN SECURITIES
FAIR VALUE MEASUREMENT USING SIGNIFICANT                FOR THE SIX MONTHS ENDED
UNOBSERVABLE INPUTS (LEVEL 3)                              SEPTEMBER 30, 2008
--------------------------------------------------------------------------------
Fair Value as of 03/31/2008 .............................       $   374,550
Total unrealized gain (losses) included in earnings .....       $   (12,769)
                                                                -----------
Fair Value as of 09/30/2008 .............................       $   361,781
                                                                ===========

THE BUFFALO INTERNATIONAL FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $  9,194,741   $   --
Level 2 -- Other significant observable inputs .......     8,618,978       --
Level 3 -- Significant unobservable inputs ...........           --        --
Total ................................................  $ 17,813,719   $   --


THE BUFFALO JAYHAWK CHINA FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $  4,606,740   $   --
Level 2 -- Other significant observable inputs .......    13,055,865       --
Level 3 -- Significant unobservable inputs ...........     1,130,039       --
Total ................................................  $ 18,792,644   $   --


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)


                                                       INVESTMENTS IN SECURITIES
FAIR VALUE MEASUREMENT USING SIGNIFICANT                FOR THE SIX MONTHS ENDED
UNOBSERVABLE INPUTS (LEVEL 3)                              SEPTEMBER 30, 2008
--------------------------------------------------------------------------------
Fair Value as of 03/31/2008 .............................       $ 2,069,115
Total unrealized gain (losses) included in earnings .....       $  (570,590)
Transfer out of Level 3 .................................          (368,486)
                                                                -----------
Fair Value as of 09/30/2008 .............................       $ 1,130,039
                                                                ===========


THE BUFFALO LARGE CAP FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $ 30,418,516   $   --
Level 2 -- Other significant observable inputs .......     1,188,751       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................  $ 31,607,267   $   --


THE BUFFALO MICRO CAP FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $ 24,019,080   $   --
Level 2 -- Other significant observable inputs .......            --       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................  $ 24,019,080   $   --


THE BUFFALO MID CAP FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $292,324,704   $   --
Level 2 -- Other significant observable inputs .......            --       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................  $292,324,704   $   --


THE BUFFALO SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $125,455,207   $   --
Level 2 -- Other significant observable inputs .......     1,896,167       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................  $127,351,374   $   --



THE BUFFALO SMALL CAP FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................$1,504,594,003   $   --
Level 2 -- Other significant observable inputs .......            --       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................$1,504,594,003   $   --




THE BUFFALO USA GLOBAL FUND
--------------------------------------------------------------------------------
                                                        INVESTMENTS    OTHER
                                                            IN       FINANCIAL
DESCRIPTION                                             SECURITIES  INSTRUMENTS*
--------------------------------------------------------------------------------
Level 1 -- Quoted prices .............................  $106,563,911   $   --
Level 2 -- Other significant observable inputs .......            --       --
Level 3 -- Significant unobservable inputs ...........            --       --
Total ................................................  $106,563,911   $   --



* OTHER FINANCIAL INSTRUMENTS ARE DERIVATIVE INSTRUMENTS NOT REFLECTED IN THE PORTFOLIO OF INVESTMENTS, SUCH AS FUTURES, WRITTEN OPTIONS, FORWARDS AND SWAP CONTRACTS, WHICH ARE VALUED AT THE UNREALIZED APPRECIATION (DEPRECIATION) ON THE INSTRUMENT.

** THE FUNDS' VALUATION POLICY RESULTS IN THE USE OF FAIR VALUATION PROCEDURES FOR CERTAIN INTERNATIONAL INVESTMENTS WHEN MARKET ACTIVITY FOLLOWS THE LOCAL CLOSING OF MARKETS, BUT BEFORE THE DETERMINATION OF THE FUNDS' NAVS. THE USE OF THIS PROCEDURE RESULTS IN THE CLASSIFICATION OF INVESTMENTS VALUED IN THIS MANNER AS "LEVEL 2". IN THE EVENT THAT SUCH FAIR VALUATION PROCEDURES ARE NOT REQUIRED, IN ACCORDANCE WITH THE FUNDS' POLICY, THESE INVESTMENTS WOULD BE INCLUDED IN "LEVEL 1" DESIGNATION.

--------------------------------------------------------------------------------
70

--------------------------------------------------------------------------------

B. FEDERAL INCOME TAXES -- Each Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. If applicable, the Fund would recognize interest and penalties accrued related to unrecognized tax benefits in "Other expenses" on the Statement of Operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years (March 31, 2005 - March 31, 2008) as of the effective date. The Funds have adopted FIN 48 and as of September 30, 2008, management has determined the Funds did not have any tax positions that did not meet the "more-likely-than-not threshold" of being sustained by the applicable tax authority.

C. INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions are reported on the identified cost basis. All discounts/premiums are accreted/amortized for financial reporting purposes and are included in interest income.

D. DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for premium amortization on debt securities and deferral of post October and wash sale losses.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

F. FOREIGN CURRENCY TRANSLATION -- Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

G. PURCHASED AND WRITTEN OPTION CONTRACTS -- Certain of the Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

H. INDEMNIFICATIONS -- Under the Funds' organizational documents, officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnification to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

I. RECENT ACCOUNTING PRONOUNCEMENT -- In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2. FEDERAL TAX MATTERS:

The tax character of distributions paid during the six months ended September 30, 2008 and the year ended March 31, 2008 was as follows:

------------------------------------------------------------------------------------------------
                                    PERIOD ENDED SEPTEMBER 30, 2008   YEAR ENDED MARCH 31, 2008
                                    ------------------------------------------------------------
                                       ORDINARY      LONG-TERM       ORDINARY      LONG-TERM
                                        INCOME     CAPITAL GAINS      INCOME      CAPITAL GAINS*
------------------------------------------------------------------------------------------------
Buffalo Balanced Fund ...........   $  2,941,469   $         --   $  5,711,754   $  5,418,121
Buffalo High Yield Fund .........      3,254,277      1,079,972     10,502,793        544,460
Buffalo International Fund ......        232,187             --             --             --
Buffalo Jayhawk China Fund ......        518,874        309,981      2,710,896             --
Buffalo Large Cap Fund ..........             --      3,835,923         59,398      1,567,312
Buffalo Micro Cap Fund ..........             --             --             --      3,482,157
Buffalo Mid Cap Fund ............             --      4,947,678      2,097,788     32,902,674
Buffalo Science & Technology Fund        876,601      1,541,210      2,270,198      8,025,166
Buffalo Small Cap Fund ..........             --     56,555,054     20,342,199    185,072,008
Buffalo USA Global Fund .........        122,017             --        426,757      3,432,777


*The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the year ended March 31, 2008.

Total distributions paid differ from the Statements of Changes in Net Assets due primarily to the recharacterization of short-term capital gain distributions to ordinary distributions for tax purposes.

The permanent differences primarily relate to foreign currency adjustments, sale on discount bonds, net operating losses and excise tax paid with differing book and tax methods for accounting.



--------------------------------------------------------------------------------
72

As of March 31, 2008, the components of accumulated earnings (losses) for income tax purposes were as follows:


------------------------------------------------------------------------------------------------------------------------------
                                                 BUFFALO         BUFFALO          BUFFALO          BUFFALO           BUFFALO
                                                BALANCED        HIGH YIELD      INTERNATIONAL    JAYHAWK CHINA      LARGE CAP
                                                  FUND             FUND             FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------
Cost of Investments(a) ...................   $ 140,675,416    $ 153,848,401    $  23,118,715    $  34,047,332    $  37,485,038
                                             -------------    -------------    -------------    -------------    -------------
Gross Unrealized Appreciation ............      31,505,897        5,997,465          778,388        3,198,400        8,107,792
Gross Unrealized Depreciation ............      (6,829,252)     (11,382,177)      (1,919,417)      (8,394,860)      (4,075,229)
                                             -------------    -------------    -------------    -------------    -------------
Net unrealized appreciation (depreciation)   $  24,676,645    $  (5,384,712)   $  (1,141,029)   $  (5,196,460)   $   4,032,563
                                             =============    =============    =============    =============    =============
Undistributed ordinary income ............         195,792          491,602           57,460          473,011            1,000
Undistributed long-term capital gain .....              --        1,079,914               --          309,980        3,836,237
                                             -------------    -------------    -------------    -------------    -------------
Total Distributable earnings .............   $     195,792    $   1,571,516    $      57,460    $     782,991    $   3,837,237
                                             =============    =============    =============    =============    =============
Other accumulated gain/(loss) ............      (1,333,026)              --         (335,341)             266               --
                                             -------------    -------------    -------------    -------------    -------------
Total accumulated gain/(loss) ............   $  23,539,411    $  (3,813,196)   $  (1,418,910)   $  (4,413,203)   $   7,869,800
                                             =============    =============    =============    =============    =============


     THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, CPDI ADJUSTMENTS, AND PREMIUM AMORIZATION.

(a) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND MAY DIFFER FROM THE COST FOR FINANCIAL REPORTING PURPOSES


-------------------------------------------------------------------------------------------------------------------------------
                                                BUFFALO          BUFFALO         BUFFALO           BUFFALO           BUFFALO
                                               MICRO CAP         MID CAP        SCIENCE &         SMALL CAP        USA GLOBAL
                                                 FUND             FUND       TECHNOLOGY FUND         FUND             FUND
-------------------------------------------------------------------------------------------------------------------------------
Cost cost of Investments(a) ..............   $ 33,217,566    $ 393,105,235    $  156,973,005    $ 1,670,736,115    $ 99,297,383
                                             ------------    -------------    --------------    ---------------    ------------
Gross Unrealized Appreciation ............      3,935,210       55,210,841        19,752,450        294,104,082      19,532,536
Gross Unrealized Depreciation ............     (9,704,069)     (74,395,818)      (30,731,172)      (365,469,382)     (9,882,929)
                                             ------------    -------------    --------------    ---------------    ------------
Net unrealized appreciation (depreciation)   $ (5,768,859)   $ (19,184,977)   $  (10,978,722)   $   (71,365,300)   $  9,649,607
                                             ============    =============    ==============    ===============    ============
Undistributed ordinary income ............         27,186               --           876,672                 --          33,293
Undistributed long-term capital gain .....      1,423,680        4,947,975         1,541,162         56,555,655              --
                                             ------------    -------------    --------------    ---------------    ------------
Total Distributable earnings .............   $  1,450,866    $   4,947,975    $    2,417,834    $    56,555,655    $     33,293
                                             ============    =============    ==============    ===============    ============
Other accumulated loss ...................             --               --                --                 --        (351,397)
                                             ------------    -------------    --------------    ---------------    ------------
Total accumulated gain/(loss) ............   $ (4,317,993    $ (14,237,002)   $   (8,560,888)   $   (14,809,645)   $  9,331,503
                                             ============    =============    ==============    ===============    ============


     THE DIFFERENCE BETWEEN BOOK-BASIS AND TAX-BASIS UNREALIZED APPRECIATION IS ATTRIBUTABLE PRIMARILY TO THE TAX DEFERRAL OF LOSSES ON WASH SALES, CPDI ADJUSTMENTS, AND PREMIUM AMORIZATION.

(a) REPRESENTS COST FOR FEDERAL INCOME TAX PURPOSE AND MAY DIFFER FROM THE COST FOR FINANCIAL REPORTING PURPOSES

The Buffalo High Yield Fund utilized $720,399 of prior year capital loss carryover in the year ended March 31, 2008.

At March 31, 2008, the following funds deferred, on a tax basis, post-October losses of:

         Buffalo Balanced Fund ......................    $1,333,026
         Buffalo International Fund .................    $  335,654
         Buffalo USA Global Fund ....................    $  351,397



For the fiscal year ended March 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows (unaudited):

Buffalo Balanced Fund ........   41.49%    Buffalo Micro Cap Fund ......   0.00%
Buffalo High Yield Fund ......    3.95%    Buffalo Mid Cap Fund ........ 100.00%
Buffalo International Fund ...    0.00%    Buffalo Science & Tech Fund .  45.27%
Buffalo Jayhawk China Fund ...    5.16%    Buffalo Small Cap Fund ......   0.00%
Buffalo Large Cap Fund .......  100.00%    Buffalo USA Global Fund ..... 100.00%


--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)



For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2008 was as follows (unaudited):

Buffalo Balanced Fund ........   37.90%    Buffalo Micro Cap Fund ......   0.00%
Buffalo High Yield Fund ......    2.00%    Buffalo Mid Cap Fund ........ 100.00%
Buffalo International Fund ...    0.00%    Buffalo Science & Tech Fund .  20.10%
Buffalo Jayhawk China Fund ...    0.00%    Buffalo Small Cap Fund ......   0.00%
Buffalo Large Cap Fund .......  100.00%    Buffalo USA Global Fund ..... 100.00%


The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for each Fund were as follows (unaudited):

Buffalo Balanced Fund ........   63.00%    Buffalo Micro Cap Fund ......   0.00%
Buffalo High Yield Fund ......   98.00%    Buffalo Mid Cap Fund ........  25.00%
Buffalo International Fund ...    0.00%    Buffalo Science & Tech Fund .  10.00%
Buffalo Jayhawk China Fund ...    0.00%    Buffalo Small Cap Fund ......   0.00%
Buffalo Large Cap Fund .......    7.00%    Buffalo USA Global Fund .....   8.00%


The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited):

Buffalo Balanced Fund ........    7.15%    Buffalo Micro Cap Fund ......   0.00%
Buffalo High Yield Fund ......    0.00%    Buffalo Mid Cap Fund ........ 100.00%
Buffalo International Fund ...    0.00%    Buffalo Science & Tech Fund . 100.00%
Buffalo Jayhawk China Fund ...   95.67%    Buffalo Small Cap Fund ...... 100.00%
Buffalo Large Cap Fund .......    0.00%    Buffalo USA Global Fund .....   5.73%

For the year ended March 31, 2008, the Buffalo International Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

---------------------------------------------------------------------------
                                        GROSS DIVIDEND      TAXES WITHHELD
---------------------------------------------------------------------------
Brazil Real ...................              4,837                  7
Canadian ......................                110                 16
European Union ................             29,620              4,745
Japanese Yen ..................              5,262                368

3. RELATED PARTY TRANSACTIONS:

Management fees are paid to Kornitzer Capital Management, Inc. ("KCM") at the rate of 1.00% per annum of the average daily net asset values of the Funds or series, except for the Buffalo Jayhawk China Fund and Buffalo Micro Cap Fund, which have a management fee rate of 1.50% and 1.45%, respectively. The management fees are for services, which include the costs of all management, supervisory and administrative services required in the normal operation of the Funds. This includes investment management and supervision; fees of the custodian (except for the additional cost of maintaining custody of assets in foreign jurisdictions, when compared to domestic custody costs), independent registered public accounting firm and legal counsel; fees and expenses of officers, directors and other personnel; rent; shareholder services; and other items incidental to corporate administration. Pursuant to a Master Services Agreement with U.S. Bancorp Fund Services, LLC ("US Bancorp"), KCM pays US Bancorp a fee of 30/100 of 1% (0.30%) of each Fund's average daily net assets out of the fees KCM receives from the Funds. US Bancorp provides or obtains various operational services required by the Funds, pays various Fund expenses and acts as paying agent to compensate other Fund service providers. Some of the other Fund service providers are affiliates of US Bancorp.

The Buffalo Jayhawk China Fund is sub-advised by Jayhawk Capital Management, LLC ("JCM"). Together with KCM, JCM is responsible for implementing the Fund's investment program, and is responsible for the day-to-day investment activity of the Fund. For its services, KCM pays JCM, out of its own resources, a monthly sub-advisory fee at the annual rate of 0.55% of the Fund's average daily net assets.

--------------------------------------------------------------------------------
74

--------------------------------------------------------------------------------

The management fees do not include the cost of acquiring and disposing of portfolio securities, taxes, if any, imposed directly on the Funds or series and their shares, insurance, certain director expenses and the cost of qualifying the Funds' or series' shares for sale in any jurisdiction. Certain officers and a director/trustee of the Funds are also officers and/or directors of Kornitzer Capital Management, Inc.

A director/trustee of the Funds is affiliated with US Bancorp and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Funds, as described above.

4. AGGREGATE COMPENSATION TO DIRECTORS/TRUSTEES:

The Buffalo Funds do not directly compensate any of their directors or trustees. U.S. Bancorp Fund Services, LLC pays director/trustee fees to non-interested Board members from its share of the management fee that it receives from Kornitzer Capital Management, Inc. The aggregate compensation paid to the Funds' non-interested directors/trustees for their service on the Funds' Boards for the six months ended September 30, 2008 was $64,000. Interested directors/trustees who are affiliated with either the advisor or the Funds' service providers do not receive any compensation from the Funds, but are compensated directly by the advisor or service provider in connection with their employment with those entities.

5. REDEMPTION FEE:

Shares of the Buffalo Balanced Fund, Buffalo International Fund, Buffalo Jayhawk China Fund, Buffalo Large Cap Fund, Buffalo Mid Cap Fund, Buffalo Science & Technology Fund and Buffalo USA Global Fund sold or exchanged within 60 days of their purchase and shares of the Buffalo High Yield Fund, Buffalo Micro Cap Fund and Buffalo Small Cap Fund sold or exchanged within 180 days of their purchase are subject to a redemption fee of 2.00% of the value of the shares sold or exchanged. The Fund will employ the "first in, first out" method to calculate the 60-day or 180-day holding period. The redemption fee is retained by the Funds and will help pay transaction and tax costs that long-term investors may bear when the Funds realize capital gains as a result of selling securities to meet investor redemptions.

6. INVESTMENT TRANSACTIONS:

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the six months ended September 30, 2008, were as follows:


-----------------------------------------------------------------------------------------------
                         BUFFALO       BUFFALO        BUFFALO        BUFFALO         BUFFALO
                        BALANCED      HIGH YIELD   INTERNATIONAL     JAYHAWK        LARGE CAP
                          FUND           FUND          FUND         CHINA FUND        FUND
-----------------------------------------------------------------------------------------------
Purchases .........   $ 23,023,855   $  4,816,227   $  3,298,297   $  5,426,653   $  3,828,286
Proceeds from Sales   $  8,568,169   $ 27,117,232   $  1,489,242   $  6,433,018   $  9,852,586


-----------------------------------------------------------------------------------------------
                        BUFFALO        BUFFALO       BUFFALO         BUFFALO        BUFFALO
                       MICRO CAP       MID CAP      SCIENCE &       SMALL CAP      USA GLOBAL
                         FUND            FUND     TECHNOLOGY FUND      FUND           FUND
-----------------------------------------------------------------------------------------------
Purchases .........   $  3,253,527   $ 28,825,909   $ 35,400,144   $ 67,964,878   $ 36,876,626
Proceeds from Sales   $  6,353,445   $ 97,216,833   $ 47,303,200   $235,432,567   $ 37,465,643


There were no purchases or sales of long-term U.S. government securities for any Funds during the period ended September 30, 2008.

--------------------------------------------------------------------------------

                          NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)

7. TRANSACTIONS WITH AFFILIATES:*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of all securities of affiliated companies held in the Buffalo Small Cap Fund as of September 30, 2008 amounted to $411,136,144, representing 27.38% of net assets. There were no affiliated companies held in any other Funds. A summary of affiliated transactions for each company which is an affiliate at September 30, 2008 or was an affiliate during the period ended September 30, 2008 is as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                     CABOT                                                  HEIDRICK &      INTERNAP
                        ALIGN        MICRO-       CHRISTOPHER &                             STRUGGLES       NETWORK
                      TECHNOLOGY,  ELECTRONICS       BANKS      COLDWATER    CORINTHIAN   INTERNATIONAL,    SERVICES      THE KNOT,
                         INC.         CORP.          CORP.     CREEK, INC.  COLLEGES, INC.     INC.          CORP.           INC.
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2008
  Balance
  Shares ...........   3,918,725    1,194,442      2,650,900      5,668,900     4,887,090      1,278,200     2,797,000     1,906,200
  Cost ............. $48,083,820   $5,556,905   $ 47,000,874    $71,445,153   $69,462,912    $41,177,671   $43,371,549   $32,627,077
Gross Additions
  Shares ...........     651,400           --        102,800      2,075,300            --             --            --         6,900
  Cost ............. $ 6,683,523   $       --   $    717,289    $11,151,621   $        --    $        --   $        --   $    51,285
Gross Deductions
  Shares ...........          --       21,242        102,800             --       352,600             --            --            --
  Cost ............. $        --   $  849,943   $  2,255,555    $        --   $ 5,977,104    $        --   $        --   $        --
September 30, 2008
  Balance
  Shares ...........   4,570,125           --      2,650,900      7,744,200     4,534,490      1,278,200     2,797,000     1,913,100
  Cost ............. $54,767,343   $       --   $ 45,462,608    $82,596,774   $63,485,808    $41,177,671   $43,371,549   $32,678,362
                     ===========   ==========   ============    ===========   ===========    ===========   ===========   ===========
Realized gain (loss) $        --   $  157,542   $ (1,222,195)   $        --   $  (409,746)   $        --   $        --   $        --
                     ===========   ==========   ============    ===========   ===========    ===========   ===========   ===========
Investment income .. $        --   $       --   $    159,054    $        --   $        --    $   332,332   $        --   $        --
                     ===========   ==========   ============    ===========   ===========    ===========   ===========   ===========


------------------------------------------------------------------------------------------------------------------------------------
                      MANHATTAN                   MARKETAXESS               OXFORD        P.F. CHANG'S
                     ASSOCIATES   MARINEMAX,       HOLDINGS,     MENTOR    INDUSTRIES,    CHINA BISTRO      SEMTECH
                         INC.       INC.             INC.         CORP.       INC.            INC.           CORP.        TOTAL
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2008
  Balance
  Shares ...........  1,304,600    1,557,332      1,801,706     1,715,600     1,169,625      1,747,400     3,084,800
  Cost .............$27,832,828  $29,564,586    $27,632,087   $51,427,231   $42,367,008    $65,414,621   $46,348,122   $679,312,444
Gross Additions
  Shares ...........         --       64,550             --            --            --         84,300            --
  Cost .............$        --  $   343,721    $        --   $        --   $        --    $ 1,930,497   $        --   $ 20,877,936
Gross Deductions
  Shares ...........         --      466,527             --            --       132,300             --        10,800
  Cost .............$        --  $ 8,491,911    $        --   $        --   $ 4,631,213    $        --   $   176,253   $ 22,381,979
September 30, 2008
  Balance
  Shares ...........  1,304,600    1,222,955      1,801,706     1,715,600     1,069,625      1,831,700            --
  Cost .............$27,832,828  $21,416,397    $27,632,087   $51,427,231   $37,735,795    $67,345,118   $        --   $596,929,571
                    ===========  ===========    ===========   ===========   ===========    ===========   ===========   ============
Realized gain (loss)$        --  $(5,167,938)   $        --   $        --   $(2,179,264)   $        --   $   (50,298)  $ (8,871,899)
                    ===========  ===========    ===========   ===========   ===========    ===========   ===========   ============
Investment income ..$        --  $        --    $        --   $   342,120   $   421,065    $        --   $        --   $  1,254,571
                    ===========  ===========    ===========   ===========   ===========    ===========   ===========   ============


* AS A RESULT OF THE BUFFALO SMALL CAP FUND'S BENEFICIAL OWNERSHIP OF COMMON STOCK OF THESE COMPANIES, REGULATORS REQUIRE THAT THE FUND STATE THAT IT MAY BE DEEMED AN AFFILIATE OF THE RESPECTIVE ISSUER. THE FUND DISCLAIMS THAT THE "AFFILIATED PERSONS" ARE AFFILIATES OF THE DISTRIBUTORS, ADVISOR, FUNDS OR ANY OTHER CLIENT OF THE ADVISOR.

     NOTE: SCHEDULE MAY NOT ROLL FORWARD, AS THE SCHEDULE ONLY REFLECTS ACTIVITY DURING THE TIME THE FUND WAS DEEMED AN AFFILIATE (HELD MORE THAN 5% OF A STOCK'S OUTSTANDING SECURITIES).

8. SUBSEQUENT EVENT:

RESIGNATION OF JAYHAWK CAPITAL MANAGEMENT, LLC -- Effective as of November 17, 2008, Jayhawk Capital Management, LLC resigned as the sub-advisor to the Buffalo Jayhawk China Fund (the "Fund"). As a consequence, the Fund's investment advisor, Kornitzer Capital Management, Inc., has assumed sole responsibility for the management of the Fund's portfolio, and Mr. John Kornitzer will serve as the Fund's portfolio manager. The Fund has also contemporaneously changed its name to "Buffalo China Fund."

--------------------------------------------------------------------------------
76

                   RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------



At a Special Meeting of Shareholders of the Buffalo Balanced Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Large Cap Fund, Inc., the Buffalo USA Global Fund, Inc., and the Buffalo Funds held on July 29, 2008 as a result of an adjournment of the Special Meeting of Shareholders held on July 22, 2008 and the Special Meeting of Shareholders of the Buffalo Small Cap Fund, Inc., held on August 18, 2008, shareholders approved the following proposals:

PROPOSAL 1: Reorganization of the Buffalo Funds currently organized as Maryland corporations into comparable series of the Buffalo Funds, a Delaware statutory trust.

BUFFALO BALANCED FUND, INC.
Of the 14,828,145.678 shares present in person or by proxy, 8,308,222.118 shares or 56.030% voted in favor (representing 53.818% of total outstanding shares), 113,318.547 shares or 0.764% voted against, and 185,613.013 shares or 1.252%
abstained from voting.

BUFFALO HIGH YIELD FUND, INC.
Of the 12,334,005.239 shares present in person or by proxy, 8,124,158.946 shares or 65.815% voted in favor (representing 62.643% of total outstanding shares), 30,969.148 shares or 0.250% voted against, and 33,212.145 shares or 0.270%
abstained from voting.

BUFFALO LARGE CAP FUND, INC.
Of the 1,884,499.109 shares present in person or by proxy, 1,722,272.822 shares or 91.392% voted in favor (representing 85.265% of total outstanding shares), 3,518.431 shares or 0.186% voted against, and 869.856 shares or 0.047% abstained from voting.

BUFFALO USA GLOBAL FUND, INC.
Of the 2,927,054.814 shares present in person or by proxy, 2,599,714.580 shares or 88.817% voted in favor (representing 50.540% of total outstanding shares), 55,231.944 shares or 1.887% voted against, and 72,820.290 shares or 2.488%
abstained from voting.

BUFFALO SMALL CAP FUND, INC.
Of the 46,883,893.936 shares present in person or by proxy, 37,841,177.973 shares or 80.713% voted in favor (representing 50.531% of the total outstanding shares), 655,846.274, or 1.398% voted against, 865,983.689 or 1.848% abstained from voting.

PROPOSAL 2: The election of the Funds' Boards of Trustees/Directors.

BUFFALO BALANCED FUND, INC.

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             14,615,517.718           212,627.960         94.675%
Thomas S. Case            14,612,575.308           215,570.370         94.656%
J. Gary Gradinger         14,615,934.308           212,211.370         94.678%
Philip J. Kennedy         14,616,701.718           211,443.960         94.683%
Joseph C. Neuberger       14,613,484.963           214,660.715         94.662%
Grant P. Sarris           14,573,005.815           255,139.863         94.400%


BUFFALO HIGH YIELD FUND, INC.

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             12,266,559.904            77,445.335         94.584%
Thomas S. Case            12,265,534.658            78,470.581         94.576%
J. Gary Gradinger         12,266,559.904            77,445.335         94.584%
Philip J. Kennedy         12,262,310.658            81,694.581         94.551%
Joseph C. Neuberger       12,265,356.904            78,648.335         94.574%
Grant P. Sarris           12,253,263.658            90,741.581         94.481%


--------------------------------------------------------------------------------

                  Results of Special Meetings of Shareholders

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)


BUFFALO LARGE CAP FUND, INC.

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             1,881,888.693            2,610.416           93.167%
Thomas S. Case            1,666,721.693          217,777.416           82.515%
J. Gary Gradinger         1,881,210.693            3,288.416           93.134%
Philip J. Kennedy         1,881,888.693            2,610.416           93.167%
Joseph C. Neuberger       1,881,641.480            2,857.629           93.155%
Grant P. Sarris           1,881,873.480            2,625.629           93.167%


BUFFALO USA GLOBAL FUND, INC.

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             2,831,540.457           95,514.357           55.046%
Thomas S. Case            2,826,942.457          100,112.357           54.957%
J. Gary Gradinger         2,832,391.457           94,663.357           55.063%
Philip J. Kennedy         2,829,634.457           97,420.357           55.009%
Joseph C. Neuberger       2,829,350.660           97,704.154           55.004%
Grant P. Sarris           2,824,795.660          102,259.154           54.915%


BUFFALO SMALL CAP FUND, INC.

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             45,587,743.714           1,296,150.222       60.875%
Thomas S. Case            45,481,368.814           1,402,525.122       60.733%
J. Gary Gradinger         45,580,488.096           1,303,405.840       60.866%
Philip J. Kennedy         45,612,914.077           1,270,979.859       60.909%
Joseph C. Neuberger       45,490,185.572           1,393.708.364       60.745%
Grant P. Sarris           45,608,210.810           1,275,683.126       60.903%


Buffalo Funds Trust, on be half of its series:
    Buffalo International Fund
    Buffalo Jayhawk China Fund
    Buffalo Micro Cap Fund
    Buffalo Mid Cap Fund
    Buffalo Science & Technology Fund

--------------------------------------------------------------------------------
                                                                   PERCENT OF
                                                                   OUTSTANDING
                                                                FUND AFFIRMATIVE
NOMINEE                   "AFFIRMATIVE"            "WITHHELD"     SHARES VOTED
--------------------------------------------------------------------------------
Gene M. Betts             34,046,395.670           520,583.252         69.845%
Thomas S. Case            34,035,480.614           531,498.308         69.823%
J. Gary Gradinger         34,039,570.811           527,408.111         69.831%
Philip J. Kennedy         34,036,910.749           530,068.173         69.826%
Joseph C. Neuberger       34,035,782.365           531,196.557         69.823%
Grant P. Sarris           33,997,975.747           569,003.175         69.746%


--------------------------------------------------------------------------------
78

PROPOSAL 3: To approve a uniform set of fundamental investment restrictions.


BUFFALO BALANCED FUND, INC.

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------
3A. Diversification                           8,295,003.690      112,104.108    200,045.580    55.941%
3B. Investments in Real Estate                8,205,737.418      191,903.680    209,512.580    55.339%
3C. Underwriting                              8,176,424.142      202,005.956    228,723.580    55.141%
3D. Loan to Fund Affiliates                   8,088,689.501      279,371.597    239,092.580    54.550%
3E. Making Loans                              8,111,729.745      262,941.353    232,482.580    54.705%
3F. Investments for the Purpose
      of Exercising Control                   8,216,654.973      166,372.125    224,126.580    55.413%
3G. Margin Purchases and Short Selling        8,123,099.218      249,443.880    234,610.580    54.782%
3H. Investments in Other Investment
      Companies                               8,179,966.524      210,676.574    216,510.580    55.165%
3I. Investment in Companies
      with Less then 3 Years
      Operation                               8,111,775.899      273,355.199    222,022.580    54.705%
3J. Transaction with Interested Parties       8,120,252.281      236,091.817    250,809.580    54.762%
3K. Borrowing and Senior Securities           8,168,717.831      198,208.267    240,227.580    55.089%
3L. Assumption of Liability of Other          8,074,325.771      308,837.327    223,990.580    54.453%
3M. Investment in Securities with
      Unlimited Liability                     8,095,864.232      284,325.980    226,963.466    54.598%
3N. Concentration                             8,210,406.832      167,139.380    229,607.466    55.370%
3O. Physical Commodities and Derivatives      8,183,676.563      207,936.649    215,540.466    55.190%




BUFFALO HIGH YIELD FUND, INC.

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           8,133,671.251      24,546.949     30,122.039     65.892%
3B. Investments in Real Estate                8,125,384.251      36,233.949     26,722.039     65.825%
3C. Underwriting                              8,117,344.111      34,697.089     36,299.039     65.759%
3D. Loan to Fund Affiliates                   8,088,562.947      71,687.080     28,090.212     65.526%
3E. Making Loans                              8,086,009.357      74,921.843     27,409.039     65.506%
3F. Investments for the Purpose
      of Exercising Control                   8,114,165.251      46,832.949     27,342.039     65.734%
3G. Margin Purchases and Short Selling        8,091,789.947      65,966.113     30,584.179     65.552%
3H. Investments in Other Investment
      Companies                               8,120,628.947      39,127.253     28,584.039     65.786%
3I. Investment in Companies
      with Less then 3 Years
      Operation                               8,086,375.193      63,716.007     38,249.039     65.509%
3J. Transaction with Interested Parties       8,097,553.111      53,150.089     37,637.039     65.599%
3K. Borrowing and Senior Securities           8,119,850.947      43,284.080     25,205.212     65.780%
3L. Assumption of Liability of Other          8,066,422.357      93,603.670     28,314.212     65.347%
3M. Investment in Securities with
      Unlimited Liability                     8,070,311.357      90,770.670     27,258.212     65.378%
3N. Concentration                             8,113,068.087      42,544.113     32,728.039     65.725%
3O. Physical Commodities and Derivatives      8,110,586.251      49,873.949     27,880.039     65.705%



BUFFALO LARGE CAP FUND, INC.

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           1,721,721.472      3,305.153      1,634.484      91.362%
3B. Investments in Real Estate                1,721,626.487      3,400.138      1,634.484      91.357%
3C. Underwriting                              1,717,183.157      7,843.468      1,634.484      91.121%
3E. Loan to Fund Affiliates                   1,716,554.820      8,287.805      1,818.484      91.088%
3D. Making Loans                              1,716,494.640      8,347.985      1,818.484      91.085%
3F. Investments for the Purpose
      of Exercising Control                   1,718,275.157      6,751.468      1,634.484      91.179%
3G. Margin Purchases and Short Selling        1,717,059.337      7,783.288      1,818.484      91.115%
3H. Investments in Other Investment
      Companies                               1,721,611.220      3,415.405      1,634.484      91.356%
3I. Investment in Companies
      with Less then 3 Years
      Operation                               1,721,614.290      3,412.335      1,634.484      91.357%
3J. Transaction with Interested Parties       1,719,157.040      5,685,585      1,818.484      91.226%
3K. Borrowing and Senior Securities           1,717,225.820      8,009.805      1,425.484      91.124%
3L. Assumption of Liability of Other          1,718,283.640      6,951.985      1,425.484      91.180%
3M. Investment in Securities with
      Unlimited Liability                     1,718,283.640      6,951.985      1,425.484      91.180%
3N. Concentration                             1,722,194.737      3,040.888      1,425.484      91.387%
3O. Physical Commodities and Derivatives      1,720,637.087      4,598.538      1,425.484      91.305%

--------------------------------------------------------------------------------

                  RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS

--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                  (CONTINUED)



BUFFALO USA GLOBAL FUND, INC.

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           2,596,279.819      69,726.269     61,760.726     88.699%
3B. Investments in Real Estate                2,562,485.577      99,015.511     66,265.726     87.545%
3C. Underwriting                              2,567,842.931      83,936.157     75,987.726     87.728%
3D. Loan to Fund Affiliates                   2,541,689.131      112,055.957    74,021.726     86.834%
3E. Making Loans                              2,550,065.772      106,010.316    71,690.726     87.121%
3F. Investments for the Purpose of
      Exercising Control                      2,566,832.211       87,508.971    73,425.632     87.693%
3G. Margin Purchases and Short Selling        2,532,199.384      117,541.798    78,025.632     86.510%
3H. Investments in Other Investment Companies 2,560,902.566       93,089.522    73,774.726     87.491%
3I. Investment in Companies
      with Less then 3 Years
      Operation                               2,550,550.199      106,300.983    70,915.632     87.137%
3J. Transaction with Interested Parties       2,543,382.442      106,846.740    77,537.632     86.892%
3K. Borrowing and Senior Securities           2,549,304.648      110,868.534    67,593.632     87.095%
3L. Assumption of Liability of Other          2,522,476.311      138,849.871    66,440.632     86.178%
3M. Investment in Securities with
      Unlimited Liability                     2,527,930.760      129,588.328    70,247.726     86.364%
3N. Concentration                             2,550,382.378      105,748.804    71,635.632     87.131%
3O. Physical Commodities and Derivatives      2,545,180.720      115,219.462    67,366.632     86.954%



BUFFALO SMALL CAP FUND, INC.

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           37,680,946.606       798,232.050    883,829.280  80.371%
3B. Investments in Real Estate                37,278,008.169     1,197,888.946    887,110.821  79.511%
3C. Underwriting                              37,240,105.143     1,159,394.713    963,508.080  79.430%
3D. Making Loans                              36,941,287.328     1,437,391.947    984,328.661  78.793%
3E. Margin Purchases and Short Selling        37,053,132.250     1,326,309.173    983,566.513  79.032%
3F. Borrowing and Senior Securities           37,037,655.864     1,348,726.835    976,625.237  78.999%
3G. Concentration                             37,254,319.909     1,091,754.125  1,016,933.902  79.461%
3H. Physical Commodities and Derivatives      37,115,532.439     1,298,667.118    948,808.379  79.165%



BUFFALO INTERNATIONAL FUND

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           2,248,482.870      4,165.735      1,957.822      98.522%
3B. Investments in Real Estate                2,248,482.870      4,165.735      1,957.822      98.522%
3C. Underwriting                              2,248,482.870      4,165.735      1,957.822      98.522%
3D. Loan to Fund Affiliates                   2,248,183.767      4,464.838      1,927.822      98.509%
3E. Making Loans                              2,248,183.767      4,464.838      1,927.822      98.509%
3F. Investments for the Purpose
      of Exercising Control                   2,248,482.870      4,165.735      1,957.822      98.522%
3G. Margin Purchases and Short Selling        2,247,783.767      4,464.838      2,357.822      98.491%




BUFFALO JAYHAWK CHINA FUND

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           2,388,747.704      20,466.065     5,894.286      87.822%
3B. Investments in Real Estate                2,390,522.446      18,691.323     5,894.286      87.887%
3C. Underwriting                              2,389,062.520      19,957.249     6,088.286      87.834%
3D. Loan to Fund Affiliates                   2,391,584.709      17,629.060     5,894.286      87.926%
3E. Making Loans                              2,392,022.221      17,191.548     5,894.286      87.942%
3F. Investments for the Purpose
      of Exercising Control                   2,394,105.147      15,108,622     5,894.286      88.019%
3G. Margin Purchases and Short Selling        2,389,828.759      19,113.860     6,165.436      87.862%


--------------------------------------------------------------------------------
80

--------------------------------------------------------------------------------



BUFFALO MICRO CAP FUND

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           2,407,156.279      24,371.886     14,848.439     95.773%
3B. Investments in Real Estate                2,402,868.749      28,659.416     14,848.439     95.603%
3C. Underwriting                              2,405,750.363      25,777.802     14,848.439     95.717%
3D. Loan to Fund Affiliates                   2,400,809.567      30,718.598     14,848.439     95.521%
3E. Making Loans                              2,397,368.646      33,866.189     15,141.769     95.384%
3F. Investments for the Purpose
      of Exercising Control                   2,396,837.797      34,397.038     15,141.769     95.363%
3G. Margin Purchases and Short Selling        2,405,006.050      26,462.115     14,848.439     95.690%
3H. Investments in Other
      Investment Companies                    2,395,442.913      35,791.922     15,141.769     95.307%



BUFFALO MID CAP FUND

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           13,427,177.791       673,665.814  318,493.158    72.234%
3B. Investments in Real Estate                13,149,292.246       917,607.336  352,437.181    70.739%
3C. Underwriting                              13,063,152.230       954,114.352  402,070.181    70.276%
3D. Loan to Fund Affiliates                   13,081,166.288       953,653.294  384,517.181    70.373%
3E. Making Loans                              13,111,023.461       960,141.144  348,172.158    70.533%
3F. Investments for the Purpose
      of Exercising Control                   13,007,033.121     1,063,034.461  349,269.181    69.974%
3G. Margin Purchases and Short Selling        12,945,007.951     1,127,299.631  347,029.181    69.640%


BUFFALO SCIENCE & TECHNOLOGY FUND

---------------------------------------------------------------------------------------------------------
                                                                                            PERCENTAGE
                                                                                             OF SHARES
                                                                                             PRESENT AT
PROPOSED FUNDAMENTAL                           AFFIRMATIVE          VOTES        ABSTAINED  MEETING VOTED
INVESTMENT RESTRICTION                            VOTES            AGAINST         VOTES     AFFIRMATIVE
---------------------------------------------------------------------------------------------------------

3A. Diversification                           6,071,097.488      139,936.510    186,499.075    69.999%
3B. Investments in Real Estate                6,000,968.256      187,340.742    209,224.075    69.190%
3C. Underwriting                              6,948,914.531      225,940.552    222,677.990    68.590%
3D. Loan to Fund Affiliates                   5,985,391.258      188,279.825    223,861.990    69.010%
3E. Making Loans                              5,968,816.514      215,770.198    212,946.361    68.819%
3F. Investments for the Purpose
      of Exercising Control                   5,915,754.778      265,465.220    216,313.075    68.207%
3G. Margin Purchases and Short Selling        5,874,818.744      301,383.254    221,331.075    68.735%


PROPOSAL 4: Redesignation of certain investment objectives as non-fundamental.

BUFFALO BALANCED FUND, INC.
Of the 14,828,145.678 shares present in person or by proxy, 8,048,129.707 shares or 54.276% voted in favor (representing 52.133% of total outstanding shares), 319,967.170 shares or 2.158% voted against, and 239,056.801 shares or 1.612%
abstained from voting.

BUFFALO HIGH YIELD FUND, INC.
Of the 12,344,005.239 shares present in person or by proxy, 7,050,190.143 shares or 57.114% voted in favor (representing 54.362% of total outstanding shares), 1,104,513.783 shares or 8.948% voted against, and 33,636.313 shares or 0.272%
abstained from voting.

BUFFALO LARGE CAP FUND, INC.
Of the 1,884,499.109 shares present in person or by proxy, 1,707,505.892 shares or 90.608% voted in favor (representing 84.534% of total outstanding shares), 14,662.830 shares or 0.778% voted against, and 4,492.387 shares or 0.238%
abstained from voting.

BUFFALO USA GLOBAL FUND, INC.
Of the 2,927,054.814 shares present in person or by proxy, 2,506,512.365 shares or 85.633% voted in favor (representing 48.728% of total outstanding shares), 132,799.517 shares or 4.537% voted against, and 88,454.932 shares or 3.022%
abstained from voting.

--------------------------------------------------------------------------------

                   RESULTS OF SPECIAL MEETINGS OF SHAREHOLDERS


--------------------------------------------------------------------------------
                         September 30, 2008 (Unaudited)
--------------------------------------------------------------------------------
                                   (CONTINUED)


BUFFALO SMALL CAP FUND, INC.
Of the 46,883,893.936 shares present in person or by proxy, 33,766,357.508 shares or 72.021% voted in favor, (representing 45.090% of total outstanding shares), 4,458,029.608 shares or 9.509% voted against, 1,138,620.820 shares
2.428% abstained from voting.

PROPOSAL 5: Redesignation of certain investment policies and strategies as non-fundamental.

BUFFALO BALANCED FUND, INC.
Of the 14,828,145.678 shares present in person or by proxy, 8,135,838.344 shares or 54.868% voted in favor (representing 52.702% of total outstanding shares), 229,593.862 shares or 1.548% voted against, and 241,721.472 shares or 1.631%
abstained from voting.

BUFFALO HIGH YIELD FUND, INC.
Of the 12,344,005.239 shares present in person or by proxy, 8,062,089.143 shares or 65.312% voted in favor (representing 62.164% of total outstanding shares), 92,366.783 shares or 0.748% voted against, and 33,884.313 shares or 0.275%
abstained from voting.

BUFFALO LARGE CAP FUND, INC.
Of the 1,884,499.109 shares present in person or by proxy, 1,715,850.892 shares or 91.051% voted in favor (representing 84.947% of total outstanding shares), 6,317.830 shares or 0.335% voted against, and 4,492.387 shares or 0.239% abstained from voting.

BUFFALO USA GLOBAL FUND, INC.
Of the 2,927,054.814 shares present in person or by proxy, 2,518,023.260 shares or 86.026% voted in favor (representing 48.951% of total outstanding shares), 118,744.400 shares or 4.057% voted against, and 90,999.154 shares or 3.109%
abstained from voting.

BUFFALO SMALL CAP FUND, INC.
Of the 46,883,893.936 shares present in person or by proxy, 35,716,408.455 shares or 76.181% voted in favor (representing 47.694% of total outstanding shares), 2,511,717.148 shares or 5.357% voted against, 1,134,882.333 shares or
2.421% abstained from voting

PROPOSAL 6: To transact such other business as may properly come before the
            Special Meeting of any adjournments thereof.

No other business was discussed.












THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE FUNDS, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS. SHARES OF THE FUNDS ARE OFFERED ONLY BY THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED FROM BUFFALO FUNDS C/O U.S. BANCORP FUND SERVICES, LLC,
1-800-49-BUFFALO OR AT WWW.BUFFALOFUNDS.COM.

--------------------------------------------------------------------------------
82

                             NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's or portfolio mangers' forecasts and predictions, and the appropriateness of the investment programs designed by the advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Buffalo Funds have adopted proxy voting policies and procedures that delegate to Kornitzer Capital Management, Inc., the Funds' investment advisor, the authority to vote proxies. A description of the Buffalo Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-49-BUFFALO or by accessing the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds' Forms N-CSR and N-Q on the SEC's website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the SEC's Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).



--------------------------------------------------------------------------------

                                    BUFFALO
                                     FUNDS


                                1-800-49-BUFFALO
                                (1-800-492-8332)
                              www.buffalofunds.com

--------------------------------------------------------------------------------

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on his review, the Principal Executive Officer and Principal Financial Officer has concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

     (3) Not applicable.

(b) Certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         Registrant: BUFFALO FUNDS
                     ------------------------------

         By  /s/ KENT W. GASAWAY
           ----------------------------------------
           Kent W. Gasaway, President and Treasurer

         Date    DECEMBER 5, 2008
                -----------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



         Registrant: BUFFALO FUNDS
                     ------------------------------

         By  /s/ KENT W. GASAWAY
           ----------------------------------------
           Kent W. Gasaway, President and Treasurer

         Date    DECEMBER 5, 2008
                -----------------------------------